April 30, 2018

Preference Premier(R) Variable Annuity Contracts

Issued by Metropolitan Life Insurance Company ("MetLife")


(offered between December 12, 2008 and October 7, 2011)

This Prospectus describes individual Preference Premier(R) Contracts for deferred variable annuities ("Contracts"). The Contracts are no longer available.



You decide how to allocate your money among the various available investment
choices. The investment choices       available to You are listed in your
Contract. Your choices may include the Fixed Account (not offered or described
in       this Prospectus) and Divisions (Divisions may be referred to as
"Investment Divisions" in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding funds of the American Funds Insurance Series(R) ("American Funds(R) "), portfolios of Brighthouse Funds Trust I, and portfolios of Brighthouse Funds Trust II. For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.


                               American Funds(R)
-----------------


    American Funds Global Small Capitalization Fund American Funds
                                  Growth-Income Fund


                           Brighthouse Funds Trust I
-------------------------



     AB Global Dynamic Allocation Portfolio*


     American Funds(R) Balanced Allocation Portfolio

     American Funds(R) Growth Allocation Portfolio

     American Funds(R) Growth Portfolio

     American Funds(R) Moderate Allocation Portfolio

     AQR Global Risk Balanced Portfolio*

     BlackRock Global Tactical Strategies Portfolio*

     Brighthouse Asset Allocation 100 Portfolio

     Brighthouse Balanced Plus Portfolio*

    Brighthouse/Aberdeen Emerging Markets Equity Portfolio

     Brighthouse/Eaton Vance Floating Rate Portfolio

    Brighthouse/Franklin Low Duration Total Return Portfolio

     Brighthouse/Templeton International Bond Portfolio#

     Brighthouse/Wellington Large Cap Research Portfolio

     Clarion Global Real Estate Portfolio

     ClearBridge Aggressive Growth Portfolio


    Fidelity Institutional Asset Management(R) Government Income Portfolio* (formerly Pyramis(R) Government Income Portfolio)



     Harris Oakmark International Portfolio


     Invesco Balanced-Risk Allocation Portfolio*


     Invesco Small Cap Growth Portfolio

     JPMorgan Core Bond Portfolio

     JPMorgan Global Active Allocation Portfolio*

     JPMorgan Small Cap Value Portfolio

     Loomis Sayles Global Markets Portfolio

     MetLife Multi-Index Targeted Risk Portfolio*

     MFS(R) Research International Portfolio

     Morgan Stanley Mid Cap Growth Portfolio

     Oppenheimer Global Equity Portfolio

     PanAgora Global Diversified Risk Portfolio*

     PIMCO Inflation Protected Bond Portfolio


     PIMCO Total Return Portfolio


     Schroders Global Multi-Asset Portfolio*

     SSGA Growth and Income ETF Portfolio

     SSGA Growth ETF Portfolio

     T. Rowe Price Mid Cap Growth Portfolio


    Victory Sycamore Mid Cap Value Portfolio (formerly Invesco Mid Cap Value Portfolio)



                           Brighthouse Funds Trust II
--------------------------


     Baillie Gifford International Stock Portfolio

     BlackRock Bond Income Portfolio


     BlackRock Capital Appreciation Portfolio


     BlackRock Ultra-Short Term Bond Portfolio

     Brighthouse Asset Allocation 20 Portfolio

     Brighthouse Asset Allocation 40 Portfolio

     Brighthouse Asset Allocation 60 Portfolio

     Brighthouse Asset Allocation 80 Portfolio

     Brighthouse/Artisan Mid Cap Value Portfolio

    Brighthouse/Dimensional International Small Company Portfolio

    Brighthouse/Wellington Core Equity Opportunities Portfolio

     Frontier Mid Cap Growth Portfolio

     Jennison Growth Portfolio


     Loomis Sayles Small Cap Core Portfolio

     MetLife Aggregate Bond Index Portfolio*

     MetLife Mid Cap Stock Index Portfolio

     MetLife MSCI EAFE(R) Index Portfolio

     MetLife Russell 2000(R) Index Portfolio

     MetLife Stock Index Portfolio

     MFS(R) Total Return Portfolio

     MFS(R) Value Portfolio

     Neuberger Berman Genesis Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     T. Rowe Price Small Cap Growth Portfolio

     VanEck Global Natural Resources Portfolio#

    Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio


* If you elect the GMIB Max I and/or the EDB Max I, You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max I and/or the EDB Max I.


# These Portfolios are only available for investment if certain optional benefits are elected. (See "Your Investment Choices -- Investment Allocation Restrictions For Certain Options Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I.")




Contracts

Available:



           o Non-Qualified


           o Traditional IRA


           o Roth IRA








Currently the Contract is not available for new sales.








Classes Available

for each Contract



           o B


           o B Plus


           o C


           o L


           o R


An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:


a bank deposit or obligation;federally insured or guaranteed; or


endorsed by any bank or other financial institution.

---------------------------



How to learn more:


Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2018. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 196 of this Prospectus. To view and download the SAI, please visit our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:




Metropolitan Life Insurance Company

Attn: Fulfillment Unit - Preference Premier (offered between December 12, 2008 and October 7, 2011)
PO Box 10342
Des Moines, IA 50306-0342

(800) 638-7732




Each class of the Contracts has its own Separate Account charge and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for a B Plus Class Contract may be higher than similar Contracts without a bonus. The purchase payment credits may be more than offset by the higher expenses for the B Plus Class.



The Securities and Exchange Commission has a Web site (http://www.sec.gov) which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.




You should read carefully the current prospectuses for the Portfolios of Brighthouse Funds Trust I ("Brighthouse Trust I"), Brighthouse Funds Trust II ("Brighthouse Trust II"), and American Funds(R) before purchasing a Contract. Copies of these prospectuses will accompany or precede the delivery of your Contract, unless You elect to register for METLIFE EDELIVERY(R), in which case they will be delivered electronically to You. You can also obtain copies of the prospectuses for the Portfolios by calling us or writing to us at the phone number or address below.




Metropolitan Life Insurance Company

Attn: Fulfillment Unit - Preference Premier
P O Box 10342
Des Moines, IA 50306-0342



800-638-7732



ELECTRONIC DELIVERY. You may elect to register for ESERVICESM, which will allow You to do the following:


     o view a consolidated account summary of your available products,


     o track the performance of your investments,


     o perform select transactions such as funding option transfers and address changes, and


  o receive electronic delivery of Contract and Portfolio prospectuses, and annual and semi-annual reports for the Portfolios, and other related documents through METLIFE EDELIVERY(R).



For more information and/or to enroll, please log on to HTTPS://ONLINE.METLIFE.COM.

                                                    ---------------------------

                               TABLE OF CONTENTS




Important Terms You Should Know...................   5
   Table of Expenses..............................   8
Accumulation Unit Values For Each Division........  22
MetLife...........................................  23
Metropolitan Life Separate Account E..............  23
Variable Annuities................................  24
   Replacement of Annuity Contracts...............  24
   The Contract...................................  25
Classes of the Contract...........................  27
Your Investment Choices...........................  30
   Investment Allocation Restrictions For Certain   35
     Optional Benefits............................
The Annuity Contract..............................  45
   Optional Automated Investment Strategies,
     Optional Dollar Cost Averaging and Optional
     Enhanced
    Dollar Cost Averaging Programs................  45
   Purchase Payments..............................  49
    Allocation of Purchase Payments...............  51
    Debit Authorizations..........................  51
   The Value of Your Investment...................  51
   Transfer Privilege.............................  52
    Restrictions on Transfers.....................  53
   Access To Your Money...........................  55
    Systematic Withdrawal Program.................  56
   Charges........................................  57
    Separate Account Charge.......................  57
    Investment-Related Charge.....................  58
    Annual Contract Fee...........................  58
    Transfer Fee..................................  58
    Optional Enhanced Death Benefits..............  58
    Optional Guaranteed Minimum Income Benefits...  59
      .
    Optional Guaranteed Withdrawal Benefits.......  60
   Premium and Other Taxes........................  61
   Withdrawal Charges.............................  61
    When No Withdrawal Charge Applies.............  63
   Free Look......................................  64
   Death Benefit Generally........................  64
    Standard Death Benefit........................  67
   Optional Death Benefits........................  69
    Annual Step-Up Death Benefit..................  69
    Enhanced Death Benefits.......................  70
    Earnings Preservation Benefit.................  93
   Living Benefits................................  95
    Guaranteed Income Benefits....................  96
    Guaranteed Withdrawal Benefits................ 138

---------------------------



   Pay-Out Options (or Income Options)............ 166
    Income Payment Types.......................... 167
    Allocation.................................... 168
    Minimum Size of Your Income Payment........... 168
    The Value of Your Income Payments............. 168
    Reallocation Privilege........................ 169
    Charges....................................... 171
General Information............................... 172
   Administration................................. 172
    Purchase Payments............................. 172
    Confirming Transactions....................... 173
    Processing Transactions....................... 173
      By Telephone or Internet.................... 173
      Telephone and Computer Systems.............. 174
      After Your Death............................ 174
      Abandoned Property Requirements............. 174
      Misstatement................................ 175
      Third Party Requests........................ 175
      Valuation -- Suspension of Payments......... 175
   Cybersecurity Risks............................ 175
   Advertising Performance........................ 176
   Changes to Your Contract....................... 178
   Voting Rights.................................. 178
   Who Sells the Contracts........................ 179
   Financial Statements........................... 180
   When We Can Cancel Your Contract............... 180
Federal Tax Considerations........................ 181
Legal Proceedings................................. 193
Table of Contents for the Statement of Additional  194
  Information.....................................
Appendix A  -- Premium Tax Table.................. 195
Appendix B  -- Accumulation Unit Values For Each   196
  Division........................................
Appendix C  -- Portfolio Legal and Marketing       224
  Names...........................................
Appendix D  -- Additional Information Regarding    225
  the Portfolios..................................



The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any supplemental sales material we authorize.

                                                    ---------------------------

Important Terms You Should Know



ACCOUNT VALUE



When You purchase a Contract, an account is set up for You. Your Account Value is the total amount of money credited to You under Your Contract including money in the Divisions of the Separate Account, the Fixed Account and the Enhanced Dollar Cost Averaging Program.





ACCUMULATION UNIT VALUE



With a Contract, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units for each Division. We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the "Exchange") each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.





ADMINISTRATIVE OFFICE


Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Contract. Your Contract will indicate the address of your Administrative Office. We will notify You if there is a change in the address of your Administrative Office. The telephone number to initiate a request is 800-638-7732.




ANNUITANT


The natural person whose life is the measure for determining the duration and the dollar amount of income payments.




ANNUITY UNIT VALUE



With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.





ASSUMED INVESTMENT RETURN (AIR)



Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.





BENEFICIARY


The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the Contract Owner dies.

---------------------------

CONTRACT


A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred variable annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.




CONTRACT ANNIVERSARY


An anniversary of the date we issue the Contract.




CONTRACT OWNER


The person or entity which has all rights including the right to direct who receives income payments.




CONTRACT YEAR



The Contract Year is the one year period starting on the date we issue the Contract and each Contract Anniversary thereafter.





GOOD ORDER



A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request.




DIVISIONS


Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to a Division, the Division purchases shares of a Portfolio (with the same name) within Brighthouse Trust I, Brighthouse Trust II, or the American Funds(R).





METLIFE


MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."




SEPARATE ACCOUNT



A Separate Account is an investment account. All assets contributed to Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.

                                                    ---------------------------

VARIABLE ANNUITY



An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.





WITHDRAWAL CHARGE


The Withdrawal Charge is the amount we deduct from your Account Value, if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.




YOU



In this Prospectus "You" is the Owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife). "You" can also be a Beneficiary of a deceased person's Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary. A Contract may have two Owners (both of whom must be individuals). The Contract is not available to corporations or other business organizations.

---------------------------

--------------------------------------------------------------------------------

     TABLE OF EXPENSES -- PREFERENCE PREMIER




  T he following tables describe the expenses You will pay when You buy, hold or withdraw amounts from your Contract. The first table describes charges You will pay at the time You purchase the Contract, make withdrawals from your Contract or make transfers between the Divisions. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions -- see Appendix A) and other taxes which may apply. There are no fees for the Fixed Account and the Enhanced Dollar Cost Averaging Program.




     Table 1 -- Contract Owner Transaction Expenses



   Sales Charge Imposed on Purchase Payments......                           None
   Withdrawal Charge (as a percentage of each                            Up to 8%
     purchase payment) (1)........................
   Transfer Fee (2)............................... Maximum Guaranteed Charge: $25
                                                             Current Charge: None


    The second set of tables describes the fees and expenses that You will bear periodically during the time You hold the Contract, but does not include fees and expenses for the Portfolios.



     Table 2(a) -- Fees Deducted on Each Contract Anniversary



   Annual Contract Fee (3)..... $30


     Table 2(b) -- Separate Account Charge


    The charges below are assessed as a percentage of your Account Value. You will pay a Separate Account charge, which includes the Standard Death Benefit. An Optional Annual Step-Up Death Benefit is available for an additional charge. You may also elect the Optional Earnings Preservation Benefit for an additional charge with or without the Optional Annual Step-Up Death Benefit (4).



  Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account
                                          Value) for American Funds
                  Growth-Income and American Funds Global Small Capitalization Divisions (5)
                                                    B CLASS   B PLUS CLASS (6)   C CLASS   L CLASS    R CLASS
                                                   --------- ------------------ --------- --------- ----------
  Separate Account Charge with Standard Death      1.50%     2.05%              1.90%     1.75%     1.40%
    Benefit.......................................
    Optional Annual Step-Up Death Benefit.........  .20%      .20%               .20%      .20%      .20%

    Optional Earnings Preservation Benefit........  .25%      .25%               .25%      .25%      .25%

  Total Separate Account Annual Charge including
    both Optional
    Death Benefits (7)............................ 1.95%     2.50%              2.35%     2.20%     1.85%

                                                    ---------------------------



  Annual Separate Account Charge and Optional Death Benefit Charges (as a percentage of your average Account
                                       Value) for all Divisions except
        the American Funds Growth-Income and American Funds Global Small Capitalization Divisions (5)
                                                    B CLASS   B PLUS CLASS (6)   C CLASS   L CLASS    R CLASS
                                                   --------- ------------------ --------- --------- ----------
 Separate Account Charge with Standard Death       1.25%     1.80%              1.65%     1.50%     1.15%
   Benefit........................................
  Optional Annual Step-Up Death Benefit...........  .20%      .20%               .20%      .20%      .20%

  Optional Earnings Preservation Benefit..........  .25%      .25%               .25%      .25%      .25%

 Total Separate Account Annual Charge including
   both Optional
  Death Benefits (7).............................. 1.70%     2.25%              2.10%     1.95%     1.60%



     Table 2(c) -- Additional Optional Death Benefits


    There are additional Enhanced Death Benefits that You may elect for an additional charge. The charge for these death benefits, in Table 2(c) below, is assessed as a percentage of the Death Benefit Base and deducted annually from your Account Value. (8)



   Enhanced Death Benefit Max I -- maximum charge  1.50%
   Enhanced Death Benefit Max I (issue age 69 or   0.60%
     younger) -- current charge
   Enhanced Death Benefit Max I (issue age         1.15%
     70-75) -- current charge




   Enhanced Death Benefit II -- maximum charge   1.50%
   Enhanced Death Benefit II (issue age 69 or    0.60%
     younger) -- current charge
   Enhanced Death Benefit II (issue age          1.15%
     70-75) -- current charge




   Enhanced Death Benefit I -- maximum charge   1.50%
   Enhanced Death Benefit I (issue age 69 or    0.75%
     younger) -- current charge
   Enhanced Death Benefit I (issue age          0.95%
     70-75) -- current charge


     Table 2(d) -- Optional Guaranteed Income Benefits (9)

     (as a percentage of the Income Base) (10)



   Guaranteed Minimum Income Benefit Max  1.50%
     I -- maximum charge
   Guaranteed Minimum Income Benefit Max  1.00%
     I -- current charge




   Guaranteed Minimum Income Benefit Plus  1.50%
     III -- maximum charge
   Guaranteed Minimum Income Benefit Plus  1.00%
     III -- current charge




   Guaranteed Minimum Income Benefit Plus  1.50%
     II -- maximum charge
   Guaranteed Minimum Income Benefit Plus  1.00%
     II -- current charge




   Guaranteed Minimum Income Benefit II   0.50%

---------------------------


     Table 2(e) -- Optional Guaranteed Withdrawal Benefits



   Lifetime Withdrawal Guarantee Benefits (as a
     percentage of the Total Guaranteed Withdrawal
     Amount) (11)
     Lifetime Withdrawal Guarantee II (Single      1.60%
       Life Version) -- maximum charge

     Lifetime Withdrawal Guarantee II (Single      1.25%
       Life Version) -- current charge

     Lifetime Withdrawal Guarantee II (Joint Life  1.80%
       Version) -- maximum charge

     Lifetime Withdrawal Guarantee II (Joint Life  1.50%
       Version) -- current charge

   Guaranteed Withdrawal Benefits (as a
     percentage of the Guaranteed Withdrawal Amount)
     (12)
   Enhanced Guaranteed Withdrawal                  1.00%
     Benefit -- maximum charge
   Enhanced Guaranteed Withdrawal                  0.55%
     Benefit -- current charge


     Notes


 1 If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:



NUMBER OF COMPLETE YEARS FROM RECEIPT OF PURCHASE
  PAYMENT                                           B CLASS   B PLUS CLASS   C CLASS   L CLASS   R CLASS
-------                                            --------- -------------- --------- --------- --------
     0............................................ 7%        8%             None      7%        8%
     1............................................ 6%        8%                       6%        8%
     2............................................ 6%        7%                       5%        7%
     3............................................ 5%        6%                       0%        6%
     4............................................ 4%        5%                       0%        5%
     5............................................ 3%        4%                       0%        4%
     6............................................ 2%        3%                       0%        3%
     7............................................ 0%        2%                       0%        2%
     8............................................ 0%        1%                       0%        1%
     9 and thereafter............................. 0%        0%                       0%        0%


 There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.


 2 We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.


 3 This fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.


     4 You may not elect the Optional Step-Up Death and/or the Optional Earnings Preservation Benefit with an Enhanced Death Benefit.



 5 You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds(R) Divisions). We reserve the right to impose an additional Separate Account charge on Divisions that we add to

                                                    ---------------------------


    the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in any such Divisions as shown in the table labeled "Current Separate Account Charge for the American Funds(R) Divisions". We are waiving an amount equal to the Portfolio expenses that are in excess 0.87% for the Division investing in the Oppenheimer Global Equity Portfolio of Brighthouse Funds Trust I.


 6 The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds(R) Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds(R) Divisions) after You have held the Contract for nine years.



 7 This charge is determined by adding the Separate Account charge, the Optional Step-Up Death Benefit charge and the Optional Earnings Preservation Benefit charge.


 8  An Enhanced Death Benefit may not be elected with the Optional Annual
  Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See "Optional Death Benefits" for more information.)


 9 You may only elect one Guaranteed Minimum Income Benefit at a time. You may not have a Guaranteed Withdrawal Benefit or a Guaranteed Minimum Income Benefit in effect at the same time.


 10 The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See "Guaranteed Income Benefits" for more information.)


 11 The charge for the Lifetime Withdrawal Guarantee II is a percentage of your Total Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Reset. (See "Guaranteed Withdrawal Benefits" for more information.)


 12 The charge for the Enhanced Guaranteed Withdrawal Benefit is a percentage of your Guaranteed Withdrawal Amount, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Reset, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Reset. (See "Guaranteed Withdrawal Benefits" for more information).

---------------------------

Table 3 -  Portfolio Operating Expenses



The next table shows the minimum and maximum total operating expenses charged by the Portfolios that You may pay periodically during the time that You own the Contract. Certain Portfolios may impose a redemption fee in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Portfolios and in the following tables. For information concerning compensation paid for the sale of the Contracts, see "General Information -- Who Sells the Contracts."



      Minimum and Maximum Total Annual Portfolio Operating Expenses




                                                    Minimum    Maximum
                                                   --------- ----------
       Total Annual Portfolio Operating Expenses
       (expenses that are deducted from Portfolio
         assets, including management fees,
       distribution and/or service (12b-1) fees,      0.52%      1.25%
         and other expenses)



Portfolio Fees and Expenses

(as a percentage of average daily net assets)



The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.




                                       -- CLASS 2
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 American Funds Global Small Capitalization Fund..      0.70%         0.25%        0.04%
   .
 American Funds Growth-Income Fund................      0.26%         0.25%        0.02%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 American Funds Global Small Capitalization Fund..  --             0.99%    --                 0.99%
   .
 American Funds Growth-Income Fund................  --             0.53%    --                 0.53%






                                BRIGHTHOUSE FUNDS TRUST I
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 AB Global Dynamic Allocation Portfolio -- Class        0.61%         0.25%        0.03%
   B..............................................
 American Funds(R) Balanced Allocation                  0.06%         0.55%         --
   Portfolio -- Class C...........................
 American Funds(R) Growth Allocation                    0.06%         0.55%        0.01%
   Portfolio -- Class C...........................
 American Funds(R) Growth Portfolio -- Class C....       --           0.55%        0.02%
 American Funds(R) Moderate Allocation                  0.06%         0.55%        0.01%
   Portfolio -- Class C...........................
 AQR Global Risk Balanced Portfolio -- Class B....      0.61%         0.25%        0.03%
 BlackRock Global Tactical Strategies                   0.66%         0.25%        0.02%
   Portfolio -- Class B...........................
 Brighthouse Asset Allocation 100                       0.07%         0.25%        0.01%
   Portfolio -- Class B...........................
 Brighthouse Balanced Plus Portfolio -- Class B...      0.24%         0.25%        0.01%
   .
 Brighthouse/Aberdeen Emerging Markets Equity           0.88%         0.25%        0.11%
   Portfolio -- Class B...........................



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 AB Global Dynamic Allocation Portfolio -- Class       0.02%       0.91%         0.02%         0.89%
   B..............................................
 American Funds(R) Balanced Allocation                 0.42%       1.03%          --           1.03%
   Portfolio -- Class C...........................
 American Funds(R) Growth Allocation                   0.43%       1.05%          --           1.05%
   Portfolio -- Class C...........................
 American Funds(R) Growth Portfolio -- Class C....     0.35%       0.92%          --           0.92%
 American Funds(R) Moderate Allocation                 0.40%       1.02%          --           1.02%
   Portfolio -- Class C...........................
 AQR Global Risk Balanced Portfolio -- Class B....     0.06%       0.95%         0.01%         0.94%
 BlackRock Global Tactical Strategies                  0.09%       1.02%         0.06%         0.96%
   Portfolio -- Class B...........................
 Brighthouse Asset Allocation 100                      0.67%       1.00%          --           1.00%
   Portfolio -- Class B...........................
 Brighthouse Balanced Plus Portfolio -- Class B...     0.43%       0.93%          --           0.93%
   .
 Brighthouse/Aberdeen Emerging Markets Equity           --         1.24%         0.05%         1.19%
   Portfolio -- Class B...........................

                                                    ---------------------------



                                BRIGHTHOUSE FUNDS TRUST I
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 Brighthouse/Eaton Vance Floating Rate                  0.60%         0.25%        0.08%
   Portfolio -- Class B...........................
 Brighthouse/Franklin Low Duration Total Return         0.50%         0.25%        0.05%
   Portfolio -- Class B...........................
 Brighthouse/Templeton International Bond               0.60%         0.25%        0.10%
   Portfolio -- Class B...........................
 Brighthouse/Wellington Large Cap Research              0.56%         0.25%        0.02%
   Portfolio -- Class B...........................
 Clarion Global Real Estate Portfolio -- Class B..      0.61%         0.25%        0.05%
   .
 ClearBridge Aggressive Growth Portfolio -- Class       0.55%         0.25%        0.03%
   B..............................................
 Fidelity Institutional Asset Management(R)             0.42%         0.25%        0.04%
   Government Income
   Portfolio -- Class B...........................
 Harris Oakmark International Portfolio -- Class        0.77%         0.25%        0.04%
   B..............................................
 Invesco Balanced-Risk Allocation                       0.63%         0.25%        0.03%
   Portfolio -- Class B...........................
 Invesco Small Cap Growth Portfolio -- Class B....      0.85%         0.25%        0.03%
 JPMorgan Core Bond Portfolio -- Class B..........      0.55%         0.25%        0.02%
 JPMorgan Global Active Allocation                      0.72%         0.25%        0.05%
   Portfolio -- Class B...........................
 JPMorgan Small Cap Value Portfolio -- Class B....      0.78%         0.25%        0.06%
 Loomis Sayles Global Markets Portfolio -- Class        0.70%         0.25%        0.08%
   B..............................................
 MetLife Multi-Index Targeted Risk                      0.17%         0.25%        0.01%
   Portfolio -- Class B...........................
 MFS(R) Research International Portfolio -- Class       0.69%         0.25%        0.05%
   B..............................................
 Morgan Stanley Mid Cap Growth Portfolio -- Class       0.65%         0.25%        0.04%
   B..............................................
 Oppenheimer Global Equity Portfolio -- Class B...      0.66%         0.25%        0.04%
   .
 PanAgora Global Diversified Risk                       0.65%         0.25%        0.16%
   Portfolio -- Class B...........................
 PIMCO Inflation Protected Bond                         0.47%         0.25%        0.50%
   Portfolio -- Class B...........................
 PIMCO Total Return Portfolio -- Class B..........      0.48%         0.25%        0.08%
 Schroders Global Multi-Asset Portfolio -- Class        0.64%         0.25%        0.06%
   B..............................................
 SSGA Growth and Income ETF Portfolio -- Class B..      0.31%         0.25%        0.01%
   .
 SSGA Growth ETF Portfolio -- Class B.............      0.32%         0.25%        0.02%
 T. Rowe Price Mid Cap Growth Portfolio -- Class        0.75%         0.25%        0.03%
   B..............................................
 Victory Sycamore Mid Cap Value                         0.65%         0.25%        0.03%
   Portfolio -- Class B...........................



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 Brighthouse/Eaton Vance Floating Rate                  --         0.93%          --           0.93%
   Portfolio -- Class B...........................
 Brighthouse/Franklin Low Duration Total Return         --         0.80%         0.07%         0.73%
   Portfolio -- Class B...........................
 Brighthouse/Templeton International Bond               --         0.95%         0.01%         0.94%
   Portfolio -- Class B...........................
 Brighthouse/Wellington Large Cap Research              --         0.83%         0.04%         0.79%
   Portfolio -- Class B...........................
 Clarion Global Real Estate Portfolio -- Class B..      --         0.91%          --           0.91%
   .
 ClearBridge Aggressive Growth Portfolio -- Class       --         0.83%         0.02%         0.81%
   B..............................................
 Fidelity Institutional Asset Management(R)             --         0.71%          --           0.71%
   Government Income
   Portfolio -- Class B...........................
 Harris Oakmark International Portfolio -- Class        --         1.06%         0.02%         1.04%
   B..............................................
 Invesco Balanced-Risk Allocation                      0.03%       0.94%         0.03%         0.91%
   Portfolio -- Class B...........................
 Invesco Small Cap Growth Portfolio -- Class B....      --         1.13%         0.02%         1.11%
 JPMorgan Core Bond Portfolio -- Class B..........      --         0.82%         0.14%         0.68%
 JPMorgan Global Active Allocation                      --         1.02%         0.06%         0.96%
   Portfolio -- Class B...........................
 JPMorgan Small Cap Value Portfolio -- Class B....      --         1.09%         0.10%         0.99%
 Loomis Sayles Global Markets Portfolio -- Class        --         1.03%          --           1.03%
   B..............................................
 MetLife Multi-Index Targeted Risk                     0.21%       0.64%          --           0.64%
   Portfolio -- Class B...........................
 MFS(R) Research International Portfolio -- Class       --         0.99%         0.10%         0.89%
   B..............................................
 Morgan Stanley Mid Cap Growth Portfolio -- Class       --         0.94%         0.02%         0.92%
   B..............................................
 Oppenheimer Global Equity Portfolio -- Class B...      --         0.95%         0.10%         0.85%
   .
 PanAgora Global Diversified Risk                      0.04%       1.10%          --           1.10%
   Portfolio -- Class B...........................
 PIMCO Inflation Protected Bond                         --         1.22%         0.01%         1.21%
   Portfolio -- Class B...........................
 PIMCO Total Return Portfolio -- Class B..........      --         0.81%         0.03%         0.78%
 Schroders Global Multi-Asset Portfolio -- Class       0.01%       0.96%          --           0.96%
   B..............................................
 SSGA Growth and Income ETF Portfolio -- Class B..     0.20%       0.77%          --           0.77%
   .
 SSGA Growth ETF Portfolio -- Class B.............     0.21%       0.80%          --           0.80%
 T. Rowe Price Mid Cap Growth Portfolio -- Class        --         1.03%          --           1.03%
   B..............................................
 Victory Sycamore Mid Cap Value                         --         0.93%         0.09%         0.84%
   Portfolio -- Class B...........................

---------------------------



                          BRIGHTHOUSE FUNDS TRUST II -- CLASS B
                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                               FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
 Baillie Gifford International Stock Portfolio....      0.79%         0.25%        0.06%
 BlackRock Bond Income Portfolio..................      0.33%         0.25%        0.18%
 BlackRock Capital Appreciation Portfolio.........      0.69%         0.25%        0.03%
 BlackRock Ultra-Short Term Bond Portfolio........      0.35%         0.25%        0.04%
 Brighthouse Asset Allocation 20 Portfolio........      0.09%         0.25%        0.03%
 Brighthouse Asset Allocation 40 Portfolio........      0.06%         0.25%         --
 Brighthouse Asset Allocation 60 Portfolio........      0.05%         0.25%         --
 Brighthouse Asset Allocation 80 Portfolio........      0.05%         0.25%        0.01%
 Brighthouse/Artisan Mid Cap Value Portfolio......      0.82%         0.25%        0.03%
 Brighthouse/Dimensional International Small            0.81%         0.25%        0.11%
   Company
   Portfolio......................................
 Brighthouse/Wellington Core Equity Opportunities       0.70%         0.25%        0.02%
   Portfolio......................................
 Frontier Mid Cap Growth Portfolio................      0.71%         0.25%        0.04%
 Jennison Growth Portfolio........................      0.60%         0.25%        0.02%
 Loomis Sayles Small Cap Core Portfolio...........      0.90%         0.25%        0.07%
 MetLife Aggregate Bond Index Portfolio...........      0.25%         0.25%        0.03%
 MetLife Mid Cap Stock Index Portfolio............      0.25%         0.25%        0.04%
 MetLife MSCI EAFE(R) Index Portfolio.............      0.30%         0.25%        0.07%
 MetLife Russell 2000(R) Index Portfolio..........      0.25%         0.25%        0.06%
 MetLife Stock Index Portfolio....................      0.25%         0.25%        0.02%
 MFS(R) Total Return Portfolio....................      0.56%         0.25%        0.05%
 MFS(R) Value Portfolio...........................      0.62%         0.25%        0.02%
 Neuberger Berman Genesis Portfolio...............      0.81%         0.25%        0.04%
 T. Rowe Price Large Cap Growth Portfolio.........      0.60%         0.25%        0.02%
 T. Rowe Price Small Cap Growth Portfolio.........      0.47%         0.25%        0.03%
 VanEck Global Natural Resources Portfolio........      0.78%         0.25%        0.03%
 Western Asset Management Strategic Bond                0.56%         0.25%        0.04%
   Opportunities
   Portfolio......................................
 Western Asset Management U.S. Government               0.47%         0.25%        0.02%
   Portfolio......................................



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                            EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------------- ----------- ----------- --------------- ----------
 Baillie Gifford International Stock Portfolio....      --         1.10%         0.12%         0.98%
 BlackRock Bond Income Portfolio..................      --         0.76%          --           0.76%
 BlackRock Capital Appreciation Portfolio.........      --         0.97%         0.09%         0.88%
 BlackRock Ultra-Short Term Bond Portfolio........      --         0.64%         0.03%         0.61%
 Brighthouse Asset Allocation 20 Portfolio........     0.57%       0.94%         0.02%         0.92%
 Brighthouse Asset Allocation 40 Portfolio........     0.59%       0.90%          --           0.90%
 Brighthouse Asset Allocation 60 Portfolio........     0.61%       0.91%          --           0.91%
 Brighthouse Asset Allocation 80 Portfolio........     0.64%       0.95%          --           0.95%
 Brighthouse/Artisan Mid Cap Value Portfolio......      --         1.10%         0.05%         1.05%
 Brighthouse/Dimensional International Small            --         1.17%         0.01%         1.16%
   Company
   Portfolio......................................
 Brighthouse/Wellington Core Equity Opportunities       --         0.97%         0.11%         0.86%
   Portfolio......................................
 Frontier Mid Cap Growth Portfolio................      --         1.00%         0.02%         0.98%
 Jennison Growth Portfolio........................      --         0.87%         0.08%         0.79%
 Loomis Sayles Small Cap Core Portfolio...........     0.03%       1.25%         0.08%         1.17%
 MetLife Aggregate Bond Index Portfolio...........      --         0.53%         0.01%         0.52%
 MetLife Mid Cap Stock Index Portfolio............     0.01%       0.55%          --           0.55%
 MetLife MSCI EAFE(R) Index Portfolio.............     0.01%       0.63%          --           0.63%
 MetLife Russell 2000(R) Index Portfolio..........     0.01%       0.57%          --           0.57%
 MetLife Stock Index Portfolio....................      --         0.52%         0.01%         0.51%
 MFS(R) Total Return Portfolio....................      --         0.86%          --           0.86%
 MFS(R) Value Portfolio...........................      --         0.89%         0.06%         0.83%
 Neuberger Berman Genesis Portfolio...............      --         1.10%         0.01%         1.09%
 T. Rowe Price Large Cap Growth Portfolio.........      --         0.87%         0.05%         0.82%
 T. Rowe Price Small Cap Growth Portfolio.........      --         0.75%          --           0.75%
 VanEck Global Natural Resources Portfolio........     0.01%       1.07%         0.01%         1.06%
 Western Asset Management Strategic Bond                --         0.85%         0.06%         0.79%
   Opportunities
   Portfolio......................................
 Western Asset Management U.S. Government               --         0.74%         0.01%         0.73%
   Portfolio......................................

                                                    ---------------------------


The information shown in the table above was provided by the Portfolios. Certain Portfolios and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from April 30, 2018 through April 30, 2019. These arrangements can be terminated with respect to these Portfolios only with the approval of the Portfolio's board of directors or trustees. Please see the Portfolios' prospectuses for additional information regarding these arrangements.




Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


     EXAMPLES



 These Examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other Variable Annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, if any, Separate Account charges, and Portfolio fees and expenses.




 Examples 1 through 5 assume You purchased the Contract with optional benefits that result in the highest possible combination of charges. Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.



 Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges. Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.



 Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the B Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and

 o You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,280   $2,260    $3,278    $6,185
  Minimum........  $1,207   $2,047    $2,932    $5,551



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $580    $1,720    $2,918    $6,185
  Minimum........   $507    $1,507    $2,572    $5,551



 Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the B Plus Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and

 o You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $980    $1,337    $1,701    $2,824
  Minimum........   $907    $1,117    $1,332    $2,076



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $280      $797    $1,341    $2,824
  Minimum........   $207      $577    $  972    $2,076

                                                    ---------------------------


 Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the C Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and

 o You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.



 You surrender your Contract, You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges apply to the C Class).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,471   $2,679    $4,015    $8,061
  Minimum........  $1,394   $2,441    $3,611    $7,220



 Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the L Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and

 o You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.



     You fully surrender your Contract with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $671    $2,049    $3,565    $8,061
  Minimum........   $594    $1,811    $3,161    $7,220



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).

---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,153   $1,708    $2,375    $4,717
  Minimum........  $1,076   $1,463    $1,944    $3,729



 Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:


     Assumptions:

     o You select the R Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You paid the Annual Contract Fee;

     o the underlying Portfolio earns a 5% annual return;

 o You select the Guaranteed Minimum Income Benefit Max I and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted; and

 o You select the Enhanced Death Benefit Max I and You are age 70 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.50%, which is the maximum charge permitted.



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $353    $1,078    $1,925    $4,717
  Minimum........   $276    $  833    $1,494    $3,729



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $620    $1,836    $3,103    $6,512
  Minimum........   $547    $1,624    $2,763    $5,904



 Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:


     Assumptions:

     o You select the B Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee; and

     o the underlying Portfolio earns a 5% annual return



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.

                                                    ---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $320      $917    $1,539    $3,212
  Minimum........   $247      $698    $1,176    $2,492



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,305   $2,243    $3,034    $6,391
  Minimum........  $1,232   $2,030    $2,692    $5,774



 Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the B Plus Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee; and

     o the underlying Portfolio earns a 5% annual return



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $605    $1,793    $3,034    $6,391
  Minimum........   $532    $1,580    $2,692    $5,774



 You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,005   $1,322    $1,465    $3,068
  Minimum........  $  932   $1,103    $1,100    $2,338



 Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the C Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee; and

     o the underlying Portfolio earns a 5% annual return



 You surrender your Contract, You do not surrender your Contract or elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges apply to the C Class).

---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $305      $872    $1,465    $3,068
  Minimum........   $232      $653    $1,100    $2,338



 Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.


     Assumptions:

     o You select the L Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or the Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee; and

     o the underlying Portfolio earns a 5% annual return



     You fully surrender your Contract with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,370   $2,321    $3,321    $6,101
  Minimum........  $1,297   $2,107    $2,974    $5,461



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income type under which You receive income payments over your life time) (no Withdrawal Charges would be deducted).




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $570    $1,691    $2,871    $6,101
  Minimum........   $497    $1,477    $2,524    $5,461



 Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower:


     Assumptions:

     o You select the R Class;

     o reimbursement and/or waiver of expenses was not in effect;

     o there was no allocation to the Fixed Account or Enhanced Dollar Cost Averaging Program;

     o You bear the minimum or maximum fees and expenses of any of the Portfolios (see "Table 3 -- Portfolio Operating Expenses");

     o You pay the Annual Contract Fee; and

     o the underlying Portfolio earns a 5% annual return



     You fully surrender your Contract, with applicable Withdrawal Charges deducted.




                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........  $1,070   $1,398    $1,741    $2,724
  Minimum........  $  997   $1,177    $1,371    $1,969



 You do not surrender your Contract or You elect to annuitize (elect a pay-out option with an income payment type under which You receive income payments over your lifetime) (no Withdrawal Charges would be deducted).

                                                    ---------------------------



                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  -------- --------- --------- ---------
  Maximum........   $270      $768    $1,291    $2,724
  Minimum........   $197      $547    $  921    $1,969

---------------------------

--------------------------------------------------------------------------------


     ACCUMULATION UNIT VALUES FOR EACH DIVISION



See Appendix B.

                                                    ---------------------------

METLIFE



M etropolitan Life Insurance Company is a provider of insurance, annuities,
employee benefits and asset     management. We are also one of the largest
institutional investors in the United States with a $270.2     billion general
account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2017. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.




METROPOLITAN LIFE

SEPARATE ACCOUNT E


W e established Metropolitan Life Separate Account E (the "Separate Account")
on September 27, 1983.     The purpose of the Separate Account is to hold the
variable assets that underlie the -Preference Premier     Variable Annuity
Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").




The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.




We are obligated to pay all money we owe under the Contracts -- such as death benefits and income payments -- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account.Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of MetLife and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.



The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

---------------------------

VARIABLE ANNUITIES



T his Prospectus describes a type of Variable Annuity, a deferred Variable
Annuity. These annuities are   "variable" because the value of your account or
income payment varies based on the investment performance   of the Divisions
You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.




Contracts have a fixed interest rate option called the "Fixed Account." The Fixed Account is not available to all Contract Owners. The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The current interest rate may vary by Contract class. Your registered representative can tell you the current and minimum interest rates that apply. The variable pay-out options under the Contracts have a fixed payment option called the "Fixed Income Payment Option." Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor our general account has been registered as an investment company under the 1940 Act. Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Account, interest credited to the Fixed Account, and fixed annuity payments are subject to our financial strength and claims-paying ability.



Replacement of Annuity Contracts



EXCHANGE PROGRAMS: From time to time we may offer programs under which certain fixed or Variable Annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our Variable Annuity contracts to this Contract, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the Contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the Separate Account charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.



OTHER EXCHANGES: Generally, You can exchange one Variable Annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the "Code"). Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this Contract .Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received

                                                    ---------------------------


the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing Variable Annuity contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.




The Contract



Y ou accumulate money in your account during the pay-in phase by making one or
more purchase payments.    MetLife will hold your money and credit investment
returns as long as the money remains in your account.



All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.



This Prospectus describes all the material features of the Contract.




NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary's ability to "stretch" or a spousal Beneficiary's ability to continue the Contract and the living and/or death benefits.




A Contract consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You elect to have us pay You "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase, however, depending on the pay-out option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see "Pay Out (or Income Options)" for more information). Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."



The Contract is offered in several variations, which we call "classes." Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offers You the opportunity to choose optional benefits ("riders"), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchase any of the optional death benefits, You receive the optional benefit in place of the Standard Death Benefit. In deciding what class of the Contract to purchase, You should consider the amount of the Separate Account charges and Withdrawal Charges You are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, You should consider the desirability of the benefit relative to its additional cost and to your needs. Unless You tell us otherwise, we will assume that You are purchasing the B Class Contract with the Standard -Death Benefit and no optional benefits. These optional benefits are:


- an Annual Step-Up Death Benefit;


- Enhanced Death Benefits (the Enhanced Death Benefit Max I (the "EDB Max I"), the Enhanced Death Benefit II (the "EDB II") and the Enhanced Death Benefit I (the "EDB I") are collectively, the ("EDBs"));


- an Earnings Preservation Benefit;

---------------------------

- Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Max I (the "GMIB Max I"), the Guaranteed Minimum Income Benefit Plus III (the "GMIB Plus III"), the Guaranteed Minimum Income Benefit Plus II (the "GMIB Plus II") and the Guaranteed Minimum Income Benefit II (the "GMIB II") are collectively, the ("GMIBs")); and


- Guaranteed Withdrawal Benefits (the Lifetime Withdrawal Guarantee II (the "LWG II") and the Enhanced Guaranteed Withdrawal Benefit (the "Enhanced GWB") are together, the ("GWBs")).



You may not have a GMIB or a GWB in effect at the same time. You may not have the EDB Max I in effect with any living benefit except the GMIB Max I. You may not have the EDB II in effect with any living benefit except the GMIB Plus III. You may not elect the Earnings Preservation Benefit with the EDB Max I or EDB
II. The Earnings Preservation Benefit could be elected with the EDB II in Contracts issued before May 1, 2011, and with the EDB I. None of these optional benefits are currently available for sale.



Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.



We may restrict the investment choices available to You if You select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.



If You choose the GMIB Max I or EDB Max I, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and EDB Max I" until the optional benefit terminates.



If You choose the GMIB Plus III, GMIB Plus II, LWG II, EDB II or EDB I, we require You to allocate your purchase payments and Account Value as described below under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus III, GMIB Plus II, LWG II, EDB II and EDB I" until the optional benefit terminates.



The Contracts are no longer available.



Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

                                                    ---------------------------

CLASSES OF THE CONTRACT


B Class


The B Class has a 1.25% annual Separate Account charge (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions) and a declining seven year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.45% (1.70% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.70% (1.95% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions).




B Plus Class



THE B PLUS CLASS (MAY ALSO BE KNOWN AS THE "BONUS CLASS" IN OUR SALES LITERATURE AND ADVERTISING)



You could have purchased a Contract in the B Plus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner was used to determine eligibility. Under the B Plus Class Contract, we currently credit 6% to each of your purchase payments made during the first Contract Year. The Bonus will be applied on a pro rata basis to the Fixed Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. The B Plus Class has a 1.80% annual Separate Account charge (2.05% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions) and a declining nine year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 2.00% (2.25% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions) If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.25% (2.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit (1.70% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). During the pay-out phase, the Separate Account charge is 1.25% (1.50% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions), regardless of when the Contract is annuitized.




Investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract.



The B Plus Class Contract may not be appropriate with certain qualified plans where there may be minimal initial purchase payments submitted in the first year.



Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.

---------------------------

There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later.



The following table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% credit compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:


a) a $50,000 initial purchase payment with no other purchase payments;


b) deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and


c) an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.



                        B Plus Class                 R Class
                  (1.80% Separate Account    (1.15% Separate Account
Contract Year    charge for first 9 years)      charge all years)
  1                       $55,761                    $52,930
  2                       $58,666                    $56,032
  3                       $61,723                    $59,315
  4                       $64,939                    $62,791
  5                       $68,322                    $66,471
  6                       $71,882                    $70,366
  7                       $75,627                    $74,489
  8                       $79,567                    $78,854
  9                       $83,712                    $83,475
  10                      $88,534                    $88,367
  11                      $93,634                    $93,545
  12                      $99,027                    $99,027


Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the "break-even" point, which is when the Account Value of a B Plus Class Contract will equal the Account Value of an R Class Contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class Contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.



The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.

                                                    ---------------------------

The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.



Any 6% credit does not become yours until after the "free look" period; we retrieve it if You exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Value, depending upon your state law. In the case of a refund of Account Value, the refunded amount will include any investment performance on amounts attributable to the 6% credit. If there have been any losses from the investment performance on the amounts attributable to the 6% credit, we will bear that loss.



If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.



C Class



The C Class has a 1.65% annual Separate Account charge (1.90% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions) and no Withdrawal Charge. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.85% (2.10% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.10% (2.35% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). The Fixed Account, the Enhanced Dollar Cost Averaging Program, Equity GeneratorSM and the AllocatorSM are not available in the C Class Contract. The BlackRock Ultra-Short Term Bond Division is available in the C Class Contract.




L Class



The L Class has a 1.50% annual Separate Account charge (1.75% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions) and a declining three year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.70% (1.95% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.95% (2.20% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions).




R Class



The R Class has a 1.15% annual Separate Account charge (1.40% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions) and a declining nine-year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.35% (1.60% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions). If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.60% (1.85% in the case of the American Funds Growth-Income and American Funds Global Small Capitalization Divisions).

---------------------------

YOUR INVESTMENT CHOICES



Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The prospectuses and SAIs are available upon your request by calling us or writing to us at the phone number or address below.




Metropolitan Life Insurance Company

Attn: Fulfillment Unit - Preference Premier (offered between December 12, 2008 and October 7, 2011)
P O Box 10342
Des Moines, IA 50306-0342
800-638-7732




You can also obtain information about the Portfolios (including a copy of the SAI) by accessing the Securities and Exchange Commission's website at http://www.sec.gov. Prospectuses for the Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) will accompany or precede the delivery of your Contract. You should read these prospectuses carefully before making purchase payments to the Divisions. All of the classes of shares available to the Contracts, Class B of the Brighthouse Trust I (except for the American Funds(R) Balanced Allocation, American Funds(R) Bond, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios, which are Class C), Class B of Brighthouse Trust II, and Class 2 of the American Funds(R), impose a 12b-1 Plan fee.



The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names.) (See "Appendix C -- Portfolio Legal and Marketing Names") The Divisions generally offer the opportunity for greater returns over the long term than our Fixed Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk You assume will depend on the Divisions You choose. While the Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Since your Account Value or income payments are subject to the risks associated with investing in stocks and bonds, your Account Value or variable income payments based on amounts allocated to the Divisions may go down as well as up.




Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.



The current Portfolios are listed below, along with their Investment Manager and any Sub-Investment Manager.




Portfolio                                     Investment Objective                            Investment Adviser/Subadviser
--------------------------------------------- ----------------------------------------------- --------------------------------
 American Funds(R)
 American Funds Global Small Capitalization   Seeks long-term growth of capital.              Capital Research and Management
 Fund                                                                                         Companysm
 American Funds Growth-Income Fund            Seeks long-term growth of capital and income.   Capital Research and Management
                                                                                              Companysm
 Brighthouse Funds Trust I

                                                    ---------------------------



Portfolio                                          Investment Objective
-------------------------------------------------- -------------------------------------------------
 AB Global Dynamic Allocation Portfolio*           Seeks capital appreciation and current income.
 American Funds(R) Balanced Allocation Portfolio   Seeks a balance between a high level of
                                                   current income and growth of capital, with a
                                                   greater emphasis on growth of capital.
 American Funds(R) Growth Allocation Portfolio     Seeks growth of capital.
 American Funds(R) Growth Portfolio                Seeks to achieve growth of capital.
 American Funds(R) Moderate Allocation             Seeks a high total return in the form of income
 Portfolio                                         and growth of capital, with a greater
                                                   emphasis on income.
 AQR Global Risk Balanced Portfolio*               Seeks total return.
 BlackRock Global Tactical Strategies Portfolio*   Seeks capital appreciation and current income.
 Brighthouse Asset Allocation 100 Portfolio        Seeks growth of capital.
 Brighthouse Balanced Plus Portfolio*              Seeks a balance between a high level of
                                                   current income and growth of capital, with a
                                                   greater emphasis on growth of capital.
 Brighthouse/Aberdeen Emerging Markets             Seeks capital appreciation.
 Equity Portfolio
 Brighthouse/Eaton Vance Floating Rate             Seeks a high level of current income.
 Portfolio
 Brighthouse/Franklin Low Duration Total           Seeks a high level of current income, while
 Return Portfolio                                  seeking preservation of shareholders' capital.
 Brighthouse/Templeton International Bond          Seeks current income with capital appreciation
 Portfolio#                                        and growth of income.
 Brighthouse/Wellington Large Cap Research         Seeks long-term capital appreciation.
 Portfolio
 Clarion Global Real Estate Portfolio              Seeks total return through investment in real
                                                   estate securities, emphasizing both capital
                                                   appreciation and current income.
 ClearBridge Aggressive Growth Portfolio           Seeks capital appreciation.
 Fidelity Institutional Asset Management(R)        Seeks a high level of current income,
 Government Income Portfolio*                      consistent with preservation of principal.
 Harris Oakmark International Portfolio            Seeks long-term capital appreciation.
 Invesco Balanced-Risk Allocation Portfolio*       Seeks total return.
 Invesco Small Cap Growth Portfolio                Seeks long-term growth of capital.
 JPMorgan Core Bond Portfolio                      Seeks to maximize total return.
 JPMorgan Global Active Allocation Portfolio*      Seeks capital appreciation and current income.



Portfolio                                          Investment Adviser/Subadviser
-------------------------------------------------- ----------------------------------------------
 AB Global Dynamic Allocation Portfolio*           Brighthouse Investment Advisers, LLC
                                                   Subadviser: AllianceBernstein L.P.
 American Funds(R) Balanced Allocation Portfolio   Brighthouse Investment Advisers, LLC
 American Funds(R) Growth Allocation Portfolio     Brighthouse Investment Advisers, LLC
 American Funds(R) Growth Portfolio                Brighthouse Investment Advisers, LLC; Capital
                                                   Research and Management Company
 American Funds(R) Moderate Allocation             Brighthouse Investment Advisers, LLC
 Portfolio
 AQR Global Risk Balanced Portfolio*               Brighthouse Investment Advisers, LLC
                                                   Subadviser: AQR Capital Management, LLC
 BlackRock Global Tactical Strategies Portfolio*   Brighthouse Investment Advisers, LLC
                                                   Subadviser: BlackRock Financial Management,
                                                   Inc.
 Brighthouse Asset Allocation 100 Portfolio        Brighthouse Investment Advisers, LLC
 Brighthouse Balanced Plus Portfolio*              Brighthouse Investment Advisers, LLC
                                                   Subadviser: Overlay Portion: Pacific
                                                   Investment Management Company LLC
 Brighthouse/Aberdeen Emerging Markets             Brighthouse Investment Advisers, LLC
 Equity Portfolio                                  Subadviser: Aberdeen Asset Managers Limited
 Brighthouse/Eaton Vance Floating Rate             Brighthouse Investment Advisers, LLC
 Portfolio                                         Subadviser: Eaton Vance Management
 Brighthouse/Franklin Low Duration Total           Brighthouse Investment Advisers, LLC
 Return Portfolio                                  Subadviser: Franklin Advisers, Inc.
 Brighthouse/Templeton International Bond          Brighthouse Investment Advisers, LLC
 Portfolio#                                        Subadviser: Franklin Advisers, Inc.
 Brighthouse/Wellington Large Cap Research         Brighthouse Investment Advisers, LLC
 Portfolio                                         Subadviser: Wellington Management Company
                                                   LLP
 Clarion Global Real Estate Portfolio              Brighthouse Investment Advisers, LLC
                                                   Subadviser: CBRE Clarion Securities LLC
 ClearBridge Aggressive Growth Portfolio           Brighthouse Investment Advisers, LLC
                                                   Subadviser: ClearBridge Investments, LLC
 Fidelity Institutional Asset Management(R)        Brighthouse Investment Advisers, LLC
 Government Income Portfolio*                      Subadviser: FIAM LLC
 Harris Oakmark International Portfolio            Brighthouse Investment Advisers, LLC
                                                   Subadviser: Harris Associates L.P.
 Invesco Balanced-Risk Allocation Portfolio*       Brighthouse Investment Advisers, LLC
                                                   Subadviser: Invesco Advisers, Inc.
 Invesco Small Cap Growth Portfolio                Brighthouse Investment Advisers, LLC
                                                   Subadviser: Invesco Advisers, Inc.
 JPMorgan Core Bond Portfolio                      Brighthouse Investment Advisers, LLC
                                                   Subadviser: J.P. Morgan Investment
                                                   Management Inc.
 JPMorgan Global Active Allocation Portfolio*      Brighthouse Investment Advisers, LLC
                                                   Subadviser: J.P. Morgan Investment
                                                   Management Inc.

---------------------------



Portfolio                                        Investment Objective
------------------------------------------------ -------------------------------------------------
 JPMorgan Small Cap Value Portfolio              Seeks long-term capital growth.
 Loomis Sayles Global Markets Portfolio          Seeks high total investment return through a
                                                 combination of capital appreciation and
                                                 income.
 MetLife Multi-Index Targeted Risk Portfolio*    Seeks a balance between growth of capital
                                                 and current income, with a greater emphasis
                                                 on growth of capital.
 MFS(R) Research International Portfolio         Seeks capital appreciation.
 Morgan Stanley Mid Cap Growth Portfolio         Seeks capital appreciation.
 Oppenheimer Global Equity Portfolio             Seeks capital appreciation.
 PanAgora Global Diversified Risk Portfolio*     Seeks total return.
 PIMCO Inflation Protected Bond Portfolio        Seeks maximum real return, consistent with
                                                 preservation of capital and prudent
                                                 investment management.
 PIMCO Total Return Portfolio                    Seeks maximum total return, consistent with
                                                 the preservation of capital and prudent
                                                 investment management.
 Schroders Global Multi-Asset Portfolio*         Seeks capital appreciation and current income.
 SSGA Growth and Income ETF Portfolio            Seeks growth of capital and income.
 SSGA Growth ETF Portfolio                       Seeks growth of capital.
 T. Rowe Price Mid Cap Growth Portfolio          Seeks long-term growth of capital.
 Victory Sycamore Mid Cap Value Portfolio        Seeks high total return by investing in equity
                                                 securities of mid-sized companies.
 Brighthouse Funds Trust II
 Baillie Gifford International Stock Portfolio   Seeks long-term growth of capital.
 BlackRock Bond Income Portfolio                 Seeks a competitive total return primarily
                                                 from investing in fixed-income securities.
 BlackRock Capital Appreciation Portfolio        Seeks long-term growth of capital.
 BlackRock Ultra-Short Term Bond Portfolio       Seeks a high level of current income consistent
                                                 with preservation of capital.
 Brighthouse Asset Allocation 20 Portfolio       Seeks a high level of current income, with
                                                 growth of capital as a secondary objective.



Portfolio                                        Investment Adviser/Subadviser
------------------------------------------------ ---------------------------------------------
 JPMorgan Small Cap Value Portfolio              Brighthouse Investment Advisers, LLC
                                                 Subadviser: J.P. Morgan Investment
                                                 Management Inc.
 Loomis Sayles Global Markets Portfolio          Brighthouse Investment Advisers, LLC
                                                 Subadviser: Loomis, Sayles & Company, L.P.
 MetLife Multi-Index Targeted Risk Portfolio*    Brighthouse Investment Advisers, LLC
                                                 Subadviser: Overlay Portion: MetLife
                                                 Investment Advisors, LLC
 MFS(R) Research International Portfolio         Brighthouse Investment Advisers, LLC
                                                 Subadviser: Massachusetts Financial Services
                                                 Company
 Morgan Stanley Mid Cap Growth Portfolio         Brighthouse Investment Advisers, LLC
                                                 Subadviser: Morgan Stanley Investment
                                                 Management Inc.
 Oppenheimer Global Equity Portfolio             Brighthouse Investment Advisers, LLC
                                                 Subadviser: OppenheimerFunds, Inc.
 PanAgora Global Diversified Risk Portfolio*     Brighthouse Investment Advisers, LLC
                                                 Subadviser: PanAgora Asset Management,
                                                 Inc.
 PIMCO Inflation Protected Bond Portfolio        Brighthouse Investment Advisers, LLC
                                                 Subadviser: Pacific Investment Management
                                                 Company LLC
 PIMCO Total Return Portfolio                    Brighthouse Investment Advisers, LLC
                                                 Subadviser: Pacific Investment Management
                                                 Company LLC
 Schroders Global Multi-Asset Portfolio*         Brighthouse Investment Advisers, LLC
                                                 Subadvisers: Schroder Investment
                                                 Management North America Inc.; Schroder
                                                 Investment Management North America
                                                 Limited
 SSGA Growth and Income ETF Portfolio            Brighthouse Investment Advisers, LLC
                                                 Subadviser: SSGA Funds Management, Inc.
 SSGA Growth ETF Portfolio                       Brighthouse Investment Advisers, LLC
                                                 Subadviser: SSGA Funds Management, Inc.
 T. Rowe Price Mid Cap Growth Portfolio          Brighthouse Investment Advisers, LLC
                                                 Subadviser: T. Rowe Price Associates, Inc.
 Victory Sycamore Mid Cap Value Portfolio        Brighthouse Investment Advisers, LLC
                                                 Subadviser: Victory Capital Management Inc.
 Brighthouse Funds Trust II
 Baillie Gifford International Stock Portfolio   Brighthouse Investment Advisers, LLC
                                                 Subadviser: Baillie Gifford Overseas Limited
 BlackRock Bond Income Portfolio                 Brighthouse Investment Advisers, LLC
                                                 Subadviser: BlackRock Advisors, LLC
 BlackRock Capital Appreciation Portfolio        Brighthouse Investment Advisers, LLC
                                                 Subadviser: BlackRock Advisors, LLC
 BlackRock Ultra-Short Term Bond Portfolio       Brighthouse Investment Advisers, LLC
                                                 Subadviser: BlackRock Advisors, LLC
 Brighthouse Asset Allocation 20 Portfolio       Brighthouse Investment Advisers, LLC

                                                    ---------------------------


Portfolio                                      Investment Objective
---------------------------------------------- -------------------------------------------------
 Brighthouse Asset Allocation 40 Portfolio     Seeks high total return in the form of income
                                               and growth of capital, with a greater
                                               emphasis on income.
 Brighthouse Asset Allocation 60 Portfolio     Seeks a balance between a high level of
                                               current income and growth of capital, with a
                                               greater emphasis on growth of capital.
 Brighthouse Asset Allocation 80 Portfolio     Seeks growth of capital.
 Brighthouse/Artisan Mid Cap Value Portfolio   Seeks long-term capital growth.
 Brighthouse/Dimensional International Small   Seeks long-term capital appreciation.
 Company Portfolio
 Brighthouse/Wellington Core Equity            Seeks to provide a growing stream of income
 Opportunities Portfolio                       over time and, secondarily, long-term capital
                                               appreciation and current income.
 Frontier Mid Cap Growth Portfolio             Seeks maximum capital appreciation.
 Jennison Growth Portfolio                     Seeks long-term growth of capital.
 Loomis Sayles Small Cap Core Portfolio        Seeks long-term capital growth from
                                               investments in common stocks or other equity
                                               securities.
 MetLife Aggregate Bond Index Portfolio*       Seeks to track the performance of the
                                               Bloomberg Barclays U.S. Aggregate Bond
                                               Index.
 MetLife Mid Cap Stock Index Portfolio         Seeks to track the performance of the
                                               Standard & Poor's MidCap 400(R) Composite
                                               Stock Price Index.
 MetLife MSCI EAFE(R) Index Portfolio          Seeks to track the performance of the MSCI
                                               EAFE(R) Index.
 MetLife Russell 2000(R) Index Portfolio       Seeks to track the performance of the Russell
                                               2000(R) Index.
 MetLife Stock Index Portfolio                 Seeks to track the performance of the
                                               Standard & Poor's 500(R) Composite Stock
                                               Price Index.
 MFS(R) Total Return Portfolio                 Seeks a favorable total return through
                                               investment in a diversified portfolio.
 MFS(R) Value Portfolio                        Seeks capital appreciation.
 Neuberger Berman Genesis Portfolio            Seeks high total return, consisting principally
                                               of capital appreciation.
 T. Rowe Price Large Cap Growth Portfolio      Seeks long-term growth of capital.
 T. Rowe Price Small Cap Growth Portfolio      Seeks long-term capital growth.
 VanEck Global Natural Resources Portfolio#    Seeks long-term capital appreciation with
                                               income as a secondary consideration.



Portfolio                                      Investment Adviser/Subadviser
---------------------------------------------- ---------------------------------------------
 Brighthouse Asset Allocation 40 Portfolio     Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 60 Portfolio     Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 80 Portfolio     Brighthouse Investment Advisers, LLC
 Brighthouse/Artisan Mid Cap Value Portfolio   Brighthouse Investment Advisers, LLC
                                               Subadviser: Artisan Partners Limited
                                               Partnership
 Brighthouse/Dimensional International Small   Brighthouse Investment Advisers, LLC
 Company Portfolio                             Subadviser: Dimensional Fund Advisors LP
 Brighthouse/Wellington Core Equity            Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                       Subadviser: Wellington Management Company
                                               LLP
 Frontier Mid Cap Growth Portfolio             Brighthouse Investment Advisers, LLC
                                               Subadviser: Frontier Capital Management
                                               Company, LLC
 Jennison Growth Portfolio                     Brighthouse Investment Advisers, LLC
                                               Subadviser: Jennison Associates LLC
 Loomis Sayles Small Cap Core Portfolio        Brighthouse Investment Advisers, LLC
                                               Subadviser: Loomis, Sayles & Company, L.P.
 MetLife Aggregate Bond Index Portfolio*       Brighthouse Investment Advisers, LLC
                                               Subadviser: MetLife Investment Advisors, LLC
 MetLife Mid Cap Stock Index Portfolio         Brighthouse Investment Advisers, LLC
                                               Subadviser: MetLife Investment Advisors, LLC
 MetLife MSCI EAFE(R) Index Portfolio          Brighthouse Investment Advisers, LLC
                                               Subadviser: MetLife Investment Advisors, LLC
 MetLife Russell 2000(R) Index Portfolio       Brighthouse Investment Advisers, LLC
                                               Subadviser: MetLife Investment Advisors, LLC
 MetLife Stock Index Portfolio                 Brighthouse Investment Advisers, LLC
                                               Subadviser: MetLife Investment Advisors, LLC
 MFS(R) Total Return Portfolio                 Brighthouse Investment Advisers, LLC
                                               Subadviser: Massachusetts Financial Services
                                               Company
 MFS(R) Value Portfolio                        Brighthouse Investment Advisers, LLC
                                               Subadviser: Massachusetts Financial Services
                                               Company
 Neuberger Berman Genesis Portfolio            Brighthouse Investment Advisers, LLC
                                               Subadviser: Neuberger Berman Investment
                                               Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio      Brighthouse Investment Advisers, LLC
                                               Subadviser: T. Rowe Price Associates, Inc.
 T. Rowe Price Small Cap Growth Portfolio      Brighthouse Investment Advisers, LLC
                                               Subadviser: T. Rowe Price Associates, Inc.
 VanEck Global Natural Resources Portfolio#    Brighthouse Investment Advisers, LLC
                                               Subadviser: Van Eck Associates Corporation

---------------------------


Portfolio                                   Investment Objective                           Investment Adviser/Subadviser
------------------------------------------- ---------------------------------------------- -------------------------------------
 Western Asset Management Strategic Bond    Seeks to maximize total return consistent      Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                    with preservation of capital.                  Subadviser: Western Asset Management
                                                                                           Company
 Western Asset Management U.S. Government   Seeks to maximize total return consistent      Brighthouse Investment Advisers, LLC
 Portfolio                                  with preservation of capital and maintenance   Subadviser: Western Asset Management
                                            of liquidity.                                  Company


 * If you elect the GMIB Max I and/or the EDB Max I, You must allocate your purchase payments and Account Value among these Portfolios. (See "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits.") These Portfolios are also available for investment if You do not elect GMIB Max I and/or the EDB Max
    I.


 # These Portfolios are only available for investment if certain optional benefits are elected. (See "Your Investment Choices -- Investment Allocation Restrictions For Certain Options Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I.")




Some of the investment choices may not be available under the terms of your Contract. Your Contract or other correspondence we provide You will indicate the Divisions that are available to You. The BlackRock Ultra-Short Term Bond Division is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB. The Brighthouse/Templeton International Bond Division and the VanEck Global Natural Resources Division are only available to those who have elected the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II or the EDB I.




Your investment choices also may be limited because:



- We have restricted the available Divisions.


- Some of the Divisions are not approved in your state.




Investment Choices Which Are Fund of Funds



Each of the following portfolios available within Brighthouse Trust I and Brighthouse Trust II is a "fund of funds":



American Funds(R) Balanced Allocation Portfolio

American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio

Brighthouse Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio

SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio




"Fund of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds ("underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or underlying ETFs in which it invests in addition to its own management fees and expenses.

                                                    ---------------------------


This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or underlying ETFs are available under the Contract. However, no underlying ETFs and only some of the underlying portfolios are available under the Contract.




Investment Allocation Restrictions For Certain Optional Benefits


Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max
   I and the EDB Max I


If You elect the GMIB Max I and/or the EDB Max I, You may allocate your purchase payments and Account Value among the following investment choices:



(a)        AB Global Dynamic Allocation Division


(b)        AQR Global Risk Balanced Division


(c)        BlackRock Global Tactical Strategies Division


(d)        Brighthouse Balanced Plus Division


(e)        Invesco Balanced-Risk Allocation Division


(f)        JPMorgan Global Active Allocation Division


(g)        MetLife Multi-Index Targeted Risk Division


(h)        PanAgora Global Diversified Risk Division


(i)        Schroders Global Multi-Asset Division



In addition, You may allocate purchase payments and Account Value to the MetLife Aggregate Bond Index Division and the Fidelity Institutional Asset Management(R) Government Income Division. You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to the BlackRock Ultra-Short Term Bond Division. No other investment choices are available with the GMIB Max I and/or the EDB Max I.



The investment choices listed above (other than the MetLife Aggregate Bond Index Division and the Fidelity Institutional Asset Management(R) Government Income Division) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I and the EDB Max
I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max I and the EDB Max I are not selected may offer the potential for higher returns. Before You select the GMIB Max I or the EDB Max I, You and your financial representative should carefully consider whether the investment choices available with the GMIB Max I and the EDB Max I meet your investment objectives and risk tolerance. See "Additional Information" below for information about investment portfolios that employ a managed volatility strategy.




You may also allocate purchase payments to the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are one or more of the investment choices listed above. If You elect the GMIB Max I and/or the EDB Max I, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.

---------------------------


RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER OPTIONAL BENEFIT TERMINATES. If the GMIB Max I optional benefit terminates, or the EDB Max I optional benefit terminates, or if You elected both the GMIB Max I and the EDB Max I optional benefits and they both terminate, the investment allocation restrictions described above will no longer apply and You will be permitted to allocate subsequent Purchase Payments or transfer Account Value to any of the available Divisions, but not to the Fixed Account. However, if You elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will continue to apply. (For information on the termination of the GMIB Max I and EDB Max I optional benefits, see the description of the GMIB Max I in the "Living Benefits -- Guaranteed Income Benefits" section and the description of the EDB Max I in the "The Enhanced Death Benefits" section.)




RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS -- GMIB MAX I AND EDB MAX I. The following subsections describe potential and current restrictions on subsequent purchase payments for the GMIB Max I and EDB Max I. As of the date of this prospectus, only contracts issued with the GMIB Max I or the GMIB Max I and EDB Max I during the time period specified in the "Current Restrictions on Subsequent Purchase Payments" section below are subject to restrictions on subsequent purchase payments.




Potential Restrictions on Subsequent Purchase Payments. In the future, we may choose not to permit Owners of existing Contracts with the GMIB Max I to make subsequent purchase payments if: (a) the GMIB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max I offered to new customers (for example, if we change the GMIB Max I charge; see your Contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit Owners of existing Contracts with the EDB Max I to make subsequent purchase payments if: (a) the EDB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max I offered to new customers (see your Contract schedule for a list of the changes). We will notify Owners of Contracts with the GMIB Max I and/or the EDB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed above under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."




Current Restrictions on Subsequent Purchase Payments.



  o If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on September 30, 2011, and You elected the GMIB Max I and/or EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.


  o If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on September 30, 2011, and on or before October 7, 2011, and You elected the GMIB Max I and/or the EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on February 24, 2012.




36

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                                                    ---------------------------


RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS AFTER GMIB MAX I RIDER
TERMINATES. If the GMIB Max I rider terminates (see "Living
Benefits -- Guaranteed Income Benefits -- Terminating the GMIB Max I"), or if You elected both the GMIB Max I and the EDB Max I riders and they both terminate, the restrictions on subsequent purchase payments described above will no longer apply. However, if You elected both the GMIB Max I and the EDB Max I riders, and only the GMIB Max I rider has terminated, the restrictions on subsequent purchase payments described above will continue to apply.



INVESTMENT ALLOCATION RESTRICTIONS -- CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If You elect GMIB Max I or EDB Max I and You are a California purchaser aged 60 and older, You may allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division during the free look period. After the free look expires, your Account Value will automatically be transferred to available investment choices based on the allocation instructions You have given us. If you allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division and the Contract is cancelled during the free look period, we will give you back your purchase payments. If You do not allocate your purchase payments to the BlackRock Ultra-Short Term Bond Division and the Contract is cancelled during the free look, You will only be entitled to a refund of the Contract's Account Value, which may be less than the purchase payments made to the Contract.




Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I



If You elect the LWG II, the GMIB Plus III, the GMIB Plus II, the EDB II, or the EDB I, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the "Option (B) Investment Allocation Restrictions") below. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). Only certain of the -dollar cost averaging programs and automated investment strategies are available under Option (A) and Option (B). (See "Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies" in this section and the charts titled "Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs" and "Optional Automated Investment Strategies".)




(A) You must allocate:



  o 100% of your purchase payments or Account Value among the AB Global Dynamic Allocation Division, American Funds(R) Balanced Allocation Division, American Funds(R) Moderate Allocation Division, AQR Global Risk Balanced Division, BlackRock Global Tactical Strategies Division, Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, Brighthouse Balanced Plus Division, Invesco Balanced-Risk Allocation Division, JPMorgan Global Active Allocation Division, MetLife Multi-Index Targeted Risk Division, PanAgora Global Diversified Risk Division, Schroders Global Multi-Asset Division, SSGA Growth and Income ETF Division, and/or the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available). (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to the Dollar Cost Averaging programs.)



     OR



(B) You must allocate:



  o at least 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available);



     o up to 70% of purchase payments or Account Value to Platform 2 investment choices;


                                                                              37

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---------------------------

     o up to 15% of purchase payments or Account Value to Platform 3 investment choices; and


     o up to 15% of purchase payments or Account Value to Platform 4 investment choices.



Subsequent Purchase Payments


Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.



EXAMPLE:


Your Account Value is $100,000 and You have allocated 70% to the American Funds(R) Growth Division and 30% to the PIMCO Total Return Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Division.




The investment choices in each platform are as follows:




 Platform 1
-------------
              BlackRock Bond Income
              Brighthouse/Franklin Low Duration Total
              Return
              JPMorgan Core Bond
              MetLife Aggregate Bond Index
              PIMCO Inflation Protected Bond
              PIMCO Total Return
              Fidelity Institutional Asset Management(R)
              Government Income
              Western Asset Management U.S. Government
 Platform 2
-------------
              AB Global Dynamic Allocation                 Jennison Growth
              American Funds(R) Growth                     JPMorgan Global Active Allocation
              American Funds Growth-Income                 Loomis Sayles Global Markets
              AQR Global Risk Balanced                     MetLife MSCI EAFE(R) Index
              Baillie Gifford International Stock          MetLife Multi-Index Targeted Risk
              BlackRock Capital Appreciation               MetLife Stock Index
              BlackRock Global Tactical Strategies         MFS(R) Research International
              Brighthouse Asset Allocation 100             MFS(R) Total Return
              Brighthouse Balanced Plus                    MFS(R) Value
              Brighthouse/Wellington Core Equity           Oppenheimer Global Equity
              Opportunities
              Brighthouse/Wellington Large Cap Research    PanAgora Global Diversified Risk
              ClearBridge Aggressive Growth                Schroders Global Multi-Asset
              Harris Oakmark International                 T. Rowe Price Large Cap Growth


38

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                                                    ---------------------------



   Invesco Balanced-Risk Allocation              Western Asset Management Strategic Bond
                                                 Opportunities
  Platform 3
------------------------------------------------------------------------------------------
   Brighthouse/Artisan Mid Cap Value
   Frontier Mid Cap Growth
   Victory Sycamore Mid Cap Value
   MetLife Mid Cap Stock Index
   Morgan Stanley Mid Cap Growth
   T. Rowe Price Mid Cap Growth
  Platform 4
------------------------------------------------------------------------------------------
   American Funds Global Small Capitalization
   Brighthouse/Aberdeen Emerging Markets
   Equity
   Brighthouse/Dimensional International Small
   Company
   Brighthouse/Eaton Vance Floating Rate
   Brighthouse/Templeton International Bond
   Clarion Global Real Estate
   Invesco Small Cap Growth
   JPMorgan Small Cap Value
   Loomis Sayles Small Cap Core
   MetLife Russell 2000(R) Index
   Neuberger Berman Genesis
   T. Rowe Price Small Cap Growth
   VanEck Global Natural Resources




Contracts for which applications and necessary information were received at your Administrative Office in Good Order, before the close of the Exchange on May 1, 2009, the following Divisions are also available under Option (A):
American Funds(R) Growth Allocation Division, Brighthouse Asset Allocation 80 Division and SSGA Growth ETF Division. In addition, the following investment allocation restrictions apply under Option (B): You must allocate at least 15% of purchase payments or Account Value to Platform 1 investment choices and/or the Fixed Account and the BlackRock Ultra-Short Term Bond Division (where available) and You may allocate up to 85% of purchase payments or Account Value to Platform 2 investment choices (the percentages for Platforms 3 and 4 are the same as those listed above).




Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II



Current Restrictions on Subsequent Purchase Payments. If applicable in your state and except as noted below, until further notice we will not accept subsequent purchase payments from You after the close of the Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional benefits: GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II.




You still will be permitted to transfer your Account Value among the Portfolios available with your Contract and optional benefit. If subsequent purchase payments will be permitted in the future, we will notify You in writing, in advance of the date the restriction will end.

---------------------------


We will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "When We Can Cancel your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.




In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax qualified plan or tax-qualified investment.



RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB PLUS II AND GMIB PLUS III AFTER RIDER TERMINATES. The restrictions on subsequent Purchase Payments described above will no longer apply, if:


1) You elected only the GMIB Plus II rider, and it terminates (see "Living Benefits -- Guaranteed Income Benefits -- Description of GMIB Plus II");


2) You elected both the GMIB Plus II and the EDB I, and both riders terminate (see "Living Benefits -- Guaranteed Income Benefits -- Description of GMIB Plus II" and "Death Benefit -- Description of EDB I");


3) You elected only the GMIB Plus III rider, and it terminates (see "Living Benefits -- Guaranteed Income Benefits -- Description of GMIB Plus III - Terminating the GMIB Plus III Rider"); or


4) You elected both the GMIB Plus III and the EDB II, and both riders terminate (see "Living Benefits -- Guaranteed Income Benefits -- Description of GMIB Plus III -- Terminating the GMIB Plus III Rider" and "Death
   Benefit -- Optional Death Benefit-EDB II -- Terminating the EDB II Rider").




However, if You elected both the GMIB Plus II and the EDB I riders, and only the GMIB Plus II rider has terminated, or if You elected both the GMIB Plus III and the EDB II riders, and only the GMIB Plus III rider has terminated, the restrictions on subsequent purchase payments described above will continue to apply.




If your Contract was issued in one of the following states, this restriction -on subsequent purchase payments does NOT apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Pennsylvania, Texas, Utah, or Washington.




OPTIONAL ENHANCED DOLLAR COST AVERAGING PROGRAM, OPTIONAL DOLLAR COST AVERAGING PROGRAMS AND AUTOMATED INVESTMENT STRATEGIES. The Enhanced Dollar Cost Averaging Program is available in either Option (A) or Option (B). If You choose to allocate according to Option (B) above, and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, all transfers from the Enhanced Dollar Cost Averaging Program or Fixed Account Value must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).




Your purchase payments and transfer requests must be allocated in accordance with the above limitations. We will reject any purchase payments or transfer requests that do not comply with the above limitations.



40

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                                                    ---------------------------

We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices. See "Additional Information" below for information about Portfolios that employ a managed volatility strategy.



REBALANCING. If You choose to allocate according to Option (B) above, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.



CHANGING ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under Option (B) at anytime by providing notice to us at your Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described above. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.



TRANSFERS. Please note that any transfer request must result in an Account Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.




ADDITIONAL INFORMATION. -The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) are made available only through various insurance company annuities and life insurance policies.



Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R) are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

---------------------------

The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for Brighthouse Trust I, Brighthouse Trust II, and the American Funds(R).



The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a "managed volatility strategy"):



(a) AB Global Dynamic Allocation Portfolio



(b) AQR Global Risk Balanced Portfolio



(c) BlackRock Global Tactical Strategies Portfolio



(d) Brighthouse Balanced Plus Portfolio



(e) Invesco Balanced-Risk Allocation Portfolio



(f) JPMorgan Global Active Allocation Portfolio



(g) MetLife Multi-Index Targeted Risk Portfolio



(h) PanAgora Global Diversified Risk Portfolio



(i) Schroders Global Multi-Asset Portfolio




Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by "smoothing" returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.



If You elect certain optional riders, You will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to You. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.




CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the




42

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                                                    ---------------------------

Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.




Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.



On August 4, 2017, Metlife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where Metlife, Inc. retained an ownership interest of 19.2% non-voting common stock outstanding of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Trust I and Brighthouse Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Trust I and Brighthouse Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Trust I and Brighthouse Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2017, approximately 85% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Trust I and Brighthouse Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.



Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the "Table of Expenses" and "Who Sells the Contracts." Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolios' investment returns.




PORTFOLIO SELECTION. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolios' investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant

---------------------------

allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.



We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolio You have chosen.


44

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                                                    ---------------------------

THE ANNUITY CONTRACT


This Prospectus describes the following Contracts under which You can accumulate money:


     -  Non-Qualified



     -  Traditional IRAs (Individual Retirement Annuities)



     -  Roth IRAs (Roth Individual Retirement Annuities)


Optional Automated Investment Strategies, Optional Dollar Cost Averaging and

Optional Enhanced Dollar Cost Averaging Programs


T here are two optional automated investment strategies, -two optional dollar
cost averaging programs (the   Equity Generator and the Allocator), and an
optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:


  o The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates' annuities.


  o The Equity Generator(R) and the Allocator dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator and the Allocator dollar cost averaging programs are not available with the GMIB Max I or the EDB Max I.


  o The Index Selector(R) is not available if You choose the Option (B) Investment Allocation Restrictions. The Moderate to Aggressive and Aggressive Models are not available with the EDB II, EDB I, the GMIB Plus III, the GMIB Plus II or the LWG II. The Index Selector is not available if You choose the GMIB Max I or the EDB Max I.


     o Quarterly rebalancing is automatic if You choose the Option (B) Investment Allocation Restrictions.


     o You may only have one of the Index Selector, Equity Generator or Allocator in effect at any time.


  o You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector or Rebalancer(R) in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator or the Allocator.



These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time.



Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs


If You make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously

---------------------------


provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in "Purchase Payments -- Allocation of Purchase Payments."



THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Fixed Account Value at the time of a scheduled transfer is zero, this strategy is automatically discontinued.



THE ALLOCATORSM: Each month a dollar amount You choose is transferred from the Fixed Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Fixed Account Value is exhausted, this strategy is automatically discontinued.



ENHANCED DOLLAR COST AVERAGING PROGRAM: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index Selector(R). While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Account. For convenience, we may refer to it as "the program" or the "Enhanced Dollar Cost Averaging Program balance" to avoid confusion with the Fixed Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.




If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.

                                                    ---------------------------


If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or upon notice of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and any remaining dollar amounts will be transferred to the default funding options in accordance with the percentages you have chosen for the Enhanced Dollar Cost Averaging program unless You have instructed us otherwise. We may impose minimum purchase payments and other restrictions to utilize this program.




                                    EXAMPLE:




                                                                                                           Amount
                                                                                                      Transferred from
                                                                                      EDCA 6-Month       EDCA Fixed
                                                                                        Program      Account to Selected
                                                                Date      Amount     Interest Rate       Division(s)
                                                               ------ ------------- --------------- --------------------
      Enhanced Dollar Cost Averaging Program ("EDCA") 6-Month
   A  Program Initial Purchase Payment                          5/1    $ 12,000*    3.00%             $   2,000*
   B                                                            6/1                                   $   2,000
   C                                                            7/1                                   $   2,000
      EDCA 6-Month Program
   D  Subsequent Purchase Payment                               8/1    $ 18,000**   3.00%             $   5,000**
   E                                                            9/1                                   $   5,000
   F                                                           10/1                                   $   5,000
   G                                                           11/1                                   $   5,000
   H                                                           12/1                                  $ 4,173.97



  *   $2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.


  **   Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.



The example is hypothetical and is not based upon actual previous or current rates.



The Allocator, Equity Generator and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.



Upon notice of death, your participation in any dollar cost averaging program is terminated.



Optional Automated Investment Strategies



THE REBALANCER(R): You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on

---------------------------

a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy.




THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account -Value is divided among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE(R) Index, MetLife Russell 2000(R) Index, MetLife Mid Cap Stock Index Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division where the Fixed Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.



You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.



If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.




We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.



The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.



You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.



The charts below summarize the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging programs and the automated investment strategies:



Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging ("EDCA") Programs

                                                    ---------------------------



                                                    B Class   B Plus Class   C Class   L Class   R Class
You may choose one:                                --------- -------------- --------- --------- --------
   Equity Generator                                   Yes          Yes          No       Yes       Yes
   Allocator                                          Yes          Yes          No       Yes       Yes
   Not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. Not available
   with the GMIB Max I or the EDB Max I.
   EDCA                                               Yes          No           No       Yes       Yes
   Not available to the B Plus and the C Class Contracts. May not be used with purchase payments consisting of money from other variable
   annuities issued by MetLife or its affiliates. Restrictions apply to destination Divisions with any living benefit (except for the GMIB II and the
   Enhanced GWB), an EDB and the Index Selector.



     Optional Automated Investment Strategies



                                                    B Class   B Plus Class   C Class   L Class   R Class
You may choose one:                                --------- -------------- --------- --------- --------
   Rebalancer                                         Yes          Yes         Yes       Yes       Yes
   Automatic if You choose Option (B) Investment Allocation Restrictions.
   Index Selector                                     Yes          Yes         Yes       Yes       Yes
   Not available if You choose Option (B) of the Investment Allocation Restrictions. The Moderate to
Aggressive and Aggressive Models are not
   available with the EDB II, the EDB I, the GMIB Plus III, the GMIB Plus II or the LWG II. Not available with the GMIB Max I or the EDB Max I.


We will terminate all transactions under any automatic investment strategy upon notification of your death.




Purchase Payments



W e reserve the right to reject any purchase payment.


A purchase payment is the money You give us to invest in the Contract. The initial purchase payment is due on the date the Contract is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.



GENERAL REQUIREMENTS FOR PURCHASE PAYMENTS. The following requirements apply to initial and subsequent purchase payments.


- The B Class -and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract.


- The B Class and R Class minimum initial purchase payment is $2,000 for the Traditional IRA and Roth IRA Contracts.


- The minimum initial purchase payment through debit authorization for the B Class -and R Class Non-Qualified Contract is $500.


- The minimum initial purchase payment through debit authorization for the B Class -and R Class Traditional IRA and Roth IRA is $100.


- The B Plus Class Contract minimum initial purchase payment $10,000.

---------------------------

- The C Class and L Class minimum initial purchase payment is $25,000.


- We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.


- If You are purchasing the Contract as the Beneficiary of a deceased person's IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.


- You may continue to make purchase payments while You receive Systematic Withdrawal Program payments (described later in this Prospectus) unless your purchase payments are made through debit authorization.


- The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.


- We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.


- We will issue the B, C, -L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) reaches age 91.



The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:



                                     B Class                 B Plus Class
                     -------------------------------------- --------------
   Initial purchase  $  5,000                               $10,000
   payment                         ($2,000:
                         Traditional IRA and Roth IRA)
   Subsequent        $    500                               $   500
   purchase
   payment
                      (or any amount we are required to accept under
                              applicable tax law)
   Debit Authorizations
  Initial            $    500                               $10,000
                     ($100: Traditional IRA and Roth IRA)

  Subsequent         $    100                               $   100

                      (or any amount we are required to accept under
                              applicable tax law)



                      C Class   L Class                  R Class
                     --------- --------- ---------------------------------------
   Initial purchase  $25,000   $25,000   $  5,000
   payment                                             ($2,000:
                                             Traditional IRA and Roth IRA)
   Subsequent        $   500   $   500   $    500
   purchase
   payment

   Debit Authorizations
  Initial            $25,000   $25,000   $    500
                                         ($100: Traditional IRA and Roth IRA)

  Subsequent         $   100   $   100   $    100




RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.


     o Purchase payments may be limited by Federal tax laws or regulatory requirements.


     o The maximum total purchase payments for the Contract is $1,000,000, without prior approval from us.

                                                    ---------------------------

  o We reserve the right to restrict purchase payments to the Fixed Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Account allocations (e.g., $1,000,000).


  o We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.


  o Certain optional benefits have current and potential restrictions on subsequent purchase payments that are described in more detail. For more information, see these subsections: "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" and "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I and EDB II."



Allocation of Purchase Payments



You decide how your money is allocated among the Fixed Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Divisions. If You make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same Divisions You selected under the Enhanced Dollar Cost Averaging program or Dollar Cost Averaging program. (See "The Annuity
Contract -- Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.") You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits", "Enhanced Death Benefit", "Guaranteed Income Benefits" and "Guaranteed Withdrawal Benefits" for allocation restrictions if You elect certain optional benefits.




Debit Authorizations


You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.



The Value of Your Investment




A ccumulation Units are credited to You when You make purchase payments or
transfers into a Division. When    You withdraw or transfer money from a
Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB or any of the optional Living Benefits), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

---------------------------


This is how we calculate the Accumulation Unit Value for each Division:



- First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


- Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated; and


- Finally, we multiply the previous Accumulation Unit Value by this result.



     Examples

     Calculating the Number of Accumulation Units



     Assume You make a purchase payment of $500 into one Division and that Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.





$500
------ =   50 Accumulation Units
$10



     Calculating the Accumulation Unit Value


     Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).


           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


     However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $.950 = $475).


            $10.00 x .95 = $9.50 is the new Accumulation Unit Value



Transfer Privilege




Y ou may make tax-free transfers among Divisions or between the Divisions and
the Fixed Account, if available.    Each transfer must be at least $500 or, if
less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling your Administrative Office. For us to process a transfer, You must tell us:



- The percentage or dollar amount of the transfer;



- The Divisions (or Fixed Account) from which You want the money to be transferred;


- The Divisions (or Fixed Account) to which You want the money to be transferred; and



- Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.



We reserve the right to restrict transfers to the Fixed Account (if otherwise available) if (1) the interest rate we credit in the Fixed Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Fixed Account Value is equal to or exceeds our maximum for Fixed Account allocations (i.e., $1,000,000).

                                                    ---------------------------

Please see "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits" for transfer restrictions in effect if You have the EDB Max I, the EDB II, the EDB I, the GMIB Max I, the GMIB Plus III, the GMIB Plus II or the LWG II.



We also may be required to suspend the right to transfers in certain circumstances (see "Valuation -- Suspension of Payments").



Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.



Restrictions on Transfers


RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).




We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (i.e., American Funds Global Small Capitalization, Baillie Gifford International Stock, Brighthouse/Aberdeen Emerging Markets Equity, Brighthouse/Dimensional International Small Company, Brighthouse/Eaton Vance Floating Rate, Brighthouse/Templeton International Bond, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, JPMorgan Small Cap Value, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, MetLife MSCI EAFE(R) Index, MetLife Russell 2000(R) Index, MFS(R) Research International, Neuberger Berman Genesis, Oppenheimer Global Equity, T. Rowe Price Small Cap Growth, VanEck Global Natural Resources, and Western Asset Management Strategic Bond Opportunities Divisions -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account -Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.




As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are

---------------------------

required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.



Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.



The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.



In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures

                                                    ---------------------------

because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.



RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



Access To Your Money



Y ou may withdraw either all or part of your Account Value from the Contract.
Other than those made through    the Systematic Withdrawal Program, withdrawals
must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:


- The percentage or dollar amount of the withdrawal; and



- The Divisions (or Fixed Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.




You may establish a withdrawal plan under which You can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See "Federal Tax Considerations.")



Your withdrawal may be subject to Withdrawal Charges.



Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

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We will pay the amount of any withdrawal from the Separate Account within 7 days of when we receive the request in Good Order unless a suspension or deferral of payments provision is in effect (see "General
Information -- Valuation - --  Suspension of Payments").



We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.




We have to receive Your withdrawal request in Your Administrative Office prior to the annuity date or Contract Owner's death; -provided, -however, that You
                                                --------   -------
may submit a written withdrawal request any time prior to the annuity date that indicates that the withdrawal should be processed as of the annuity date. - Solely for purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit Value calculated as of, the annuity date. Your request must be received at Your Administrative Office -on or before the annuity date.




Systematic Withdrawal Program


Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.




If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Account that You selected, the payments will be taken out pro-rata from the Fixed Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.




SELECTING A PAYMENT DATE: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).




You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at your Administrative Office. We will also terminate your participation in the program upon notification of your death.




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Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.



Minimum Distributions


In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.



Charges




There are two types of charges You pay while You have money in a Division:



- Separate Account charge, and


- Investment-related charge.




We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.




Separate Account Charge


Each class of the Contract has a different annual Separate Account charge that is expressed as a percentage of the average Account Value. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated. The Separate Account charge also pays us for our distribution costs to both our licensed salespersons and other broker-dealers.




The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase ("annuitization") of the Contract.




                           SEPARATE ACCOUNT CHARGES1



                                                    B CLASS   B PLUS CLASS2   C CLASS   L CLASS    R CLASS
                                                   --------- --------------- --------- --------- ----------
   Separate Account charge with Standard Death     1.25%     1.80%           1.65%     1.50%     1.15%
     Benefit3.....................................
     Optional Annual Step-Up Death Benefit........ 0.20%     0.20%           0.20%     0.20%     0.20%

     Optional Earnings Preservation Benefit4......  .25%      .25%            .25%      .25%      .25%




                                                                              57

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  1   We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.



  2 The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.


  3   The Separate Account charge includes the Standard Death Benefit.


  4 The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.



Investment-Related Charge



This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage You pay for the investment-related charge depends on which Divisions You select. Each class of shares available to the Contracts has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in Brighthouse Trust I and Brighthouse Trust II is Class B, which has a 0.25% 12b-1 Plan fee (except for the American Funds(R) Balanced Allocation, American Funds(R) Growth Allocation, American Funds(R) Growth and American Funds(R) Moderate Allocation Portfolios of Brighthouse Trust I, which are Class C and have a 0.55% 12b-1 Plan fee). Class 2 shares of the available American Funds(R) have a 0.25% 12b-1 Plan fee. The investment-related charge for each Portfolio for the previous year are listed in the "Table of Expenses."




Annual Contract Fee




T here is a $30 Annual Contract Fee. This fee is waived if your Account Value
is at least $50,000. It is deducted   on a pro-rata basis from the Divisions on
the Contract Anniversary. No portion of the fee is deducted from the Fixed Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.




Transfer Fee



We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25.00 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred.




Optional Enhanced Death Benefits



The EDB Max I and the EDB II are each available for an additional charge of 0.60% for issue ages 69 or Younger and 1.15% for issue ages 70-75 of the Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from Your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value. If You elect an Optional Step-Up we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the




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maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. For Contracts issued from May 4, 2009, through July 16, 2010, the charge for the EDB I is 0.75% of the Death Benefit Base for issue ages 0-69 and 0.95% of the Death Benefit Base for issue ages 70-75. For Contracts issued on or before May 1, 2009, the charge for the EDB I is 0.65% of the Death Benefit Base for issue ages 0-69 and 0.90% of the Death Benefit Base for issue ages 70-75 and, if You elect both the GMIB Plus II and the EDB I, the percentage charge for the EDB I is reduced by 0.05%. If you elected both the GMIB Plus II rider and the EDB I rider, and only the GMIB Plus II rider has terminated, the 0.05% reduction will continue to apply.




If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.




Optional Guaranteed Minimum Income Benefits



The GMIB Max I, the GMIB Plus III, the GMIB Plus II and the GMIB II are each available for an additional charge equal to a percentage of the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value.



If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment.




If a GMIB optional benefit is terminated for the following reasons, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect:


  o the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract);


  o because it is the 30th day following the Contract Anniversary prior to your 86th birthday (for GMIB II or GMIB Plus I) or 91st birthday (for GMIB Plus II, GMIB Plus III or GMIB Max I); or


  o the Guaranteed Principal Option is exercised (only applicable to GMIB Plus II, GMIB Plus III and GMIB Max I).



                                                                              59

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If You elect an Optional Step-Up we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up. (See below for certain versions of the GMIB Plus II optional benefit for which We are currently increasing the optional benefit charge upon an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later.)



For the GMIB Max I and the GMIB Plus III the charge is 1.00% of the guaranteed minimum income base. (For New York State only: For Contracts issued before May 1, 2011, the GMIB Plus III charge is 0.95% of the guaranteed minimum income base.)



For GMIB Plus II Contracts issued on or before February 23, 2009, the optional benefit charge is 0.80% of the guaranteed minimum income base. For GMIB Plus II Contracts issued on or after February 24, 2009, the optional benefit charge is 1.00% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus II optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.20% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the optional step-up occurs.



(For New York State only: For Contracts issued on or before February 23, 2009, the GMIB Plus optional benefit charge is 0.75% of the guaranteed minimum income base, and for Contracts issued on or after February 24, 2009, the GMIB Plus optional benefit charge is 0.95% of the guaranteed minimum income base. For Contracts issued with the version of the GMIB Plus optional benefit with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, We currently will increase the optional benefit charge to 1.15% of the guaranteed minimum income base, applicable after the Contract Anniversary on which the optional step-up occurs.)



The GMIB II charge is 0.50% of the guaranteed minimum income base and is deducted at the end of the Contract Year in the same manner as described above.



Optional Guaranteed Withdrawal Benefits



The LWG II is available for an additional charge of a percentage of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus). The percentage is deducted for the prior Contract Year on the Contract Anniversary, after applying any applicable Compounding Income Amount, and prior to taking into account any Automatic Annual Step-Up occurring on the Contract Anniversary, by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value. The LWG II is available for an additional charge of 1.25% for the Single Life Version and 1.50% for the Joint Life Version. If You elect Automatic Annual Step-Ups, we may increase the LWG II charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of (a) the maximum Automatic Annual Step-Up charge (1.60% for the Single Life Version or 1.80% for the Joint Life Version) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.




If the LWG II is in effect, the charge will continue even if your Remaining Guaranteed Withdrawal Amount equals zero.



60

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The Enhanced GWB is available for an additional charge of a percentage of the
Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Reset by withdrawing amounts on a pro rata basis from your Fixed Account Value, Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value. The charge for the Enhanced GWB is 0.55%. If You elect an Optional Reset, we may increase the Enhanced GWB charge to the charge applicable to current Contract purchases of the same optional benefit at the time of the Optional Reset, but no more than a maximum of 1.00%.




If the Enhanced GWB is in effect, the charge will not continue if your Benefit Base equals zero.



Premium and Other Taxes



S ome jurisdictions tax what are called "annuity considerations." These may
apply to purchase payments,   Account Values and death benefits. In most
jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction. The chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.



We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.



Withdrawal Charges




A  Withdrawal Charge may apply if You withdraw purchase payments that were
credited to your Contract.    There are no Withdrawal Charges for the C Class
Contract or in certain situations or upon the occurrence of certain events (see "When No Withdrawal Charge Applies"). To determine the Withdrawal Charge for the Contracts, we treat your Fixed Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Account, Enhanced Dollar Cost Averaging Program or Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order:




                                                                              61

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(1) earnings in your Contract (earnings are equal to your Account Value, less
Purchase Payments not previously withdrawn); (2) the free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.




For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.



For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.



The Withdrawal Charge on purchase payments withdrawn for each class is as follows:



Number Of Complete Years From Receipt Of Purchase
  Payment                                          B Class   B Plus Class   C Class   L Class   R Class
    0............................................. 7%        8%             None      7%        8%
    1............................................. 6%        8%                       6%        8%
    2............................................. 6%        7%                       5%        7%
    3............................................. 5%        6%                       0%        6%
    4............................................. 4%        5%                       0%        5%
    5............................................. 3%        4%                       0%        4%
    6............................................. 2%        3%                       0%        3%
    7............................................. 0%        2%                       0%        2%
    8............................................. 0%        1%                       0%        1%
    9 and thereafter.............................. 0%        0%                       0%        0%


The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.




FREE WITHDRAWAL AMOUNT. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.




DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum



62

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                                                    ---------------------------

amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in "Death Benefit - Generally" and "Living Benefits." The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.



When No Withdrawal Charge Applies


In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.



You do not pay a Withdrawal Charge:


- If You have a C Class Contract.



- On transfers You make within your Contract among the Divisions and transfers to or from the Fixed Account.



- On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.


- If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.



- If You die during the pay-in phase. your Beneficiary will receive the full death benefit without deduction.




- If your Contract permits and your spouse is substituted as the Owner of the Contract and continues the Contract, that portion of the Account Value that is equal to the "step-up" portion of the death benefit.


- If You withdraw only your earnings from the Divisions.



- During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of 1/12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or 1/4 of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.


- After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.


- If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.


- If You accept an amendment converting your Traditional IRA Contract to a Roth IRA Contract.


- If You properly "recharacterize" as permitted under Federal tax law your Traditional IRA Contract or a Roth IRA Contract using the same Contract.


- This Contract feature is only available if You are less than 86 years old on the Contract issue date. After the first Contract Year, -if approved in your state, and your Contract provides for this, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract:


     o Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts; or



                                                                              63

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     o  Is diagnosed with a terminal illness and not expected to live more than
        12 months (24 months in the state of Massachusetts).


- This Contract feature is only available if You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary. After the first Contract Year, -if approved in your state, and your Contract provides for this, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.


- If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.


- Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.



GENERAL. We may elect to reduce or eliminate the amount of the Withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.



Free Look




Y ou may cancel your Contract within a certain time period. This is known as a
"free look." We must receive    your request to cancel in writing by the
appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Contract from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund (i) all of your purchase payments or (ii) your Account Value as of the date your refund request is received at your Administrative Office in Good Order (this means you bear the risk of any decline in the value of your Contract due to the performance of the Divisions during the Free Look period).



Any Bonus does not become yours until after the "free look" period; we retrieve it if You exercise the "free look." your exercise of any "free look" is the only circumstance under which the 6% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Value, the refunded amount will include any investment performance attributable to the 6% credit. If there are any losses from investment performance attributable to the 6% credit, we will bear that loss.




Death Benefit -  Generally



O ne of the insurance guarantees we provide You under your Contract is that
your Beneficiaries will be    protected during the "pay-in" phase against
market downturns. You name your Beneficiary(ies). This guarantee terminates at the end of the "pay-in" phase. There is no death benefit during the income or "pay-out" phase, however, depending on the income payment type You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary (see "Pay-Out Options (or Income Options)" for more information).



If You intend to purchase the Contract for use with a Traditional IRA or Roth IRA, see "Federal Tax Considerations" for a discussion concerning IRAs.



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The Standard Death Benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max I, the EDB II, the EDB I and the Earnings Preservation Benefit) are described in the "Optional Death Benefits" section. Check your Contract and optional benefits for the specific provisions applicable to You. You may elect the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You may not elect the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max I, EDB II or EDB I). The Earnings Preservation Benefit could be elected with the EDB II in Contracts issued before May 1, 2011, and with the EDB I.



The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional death benefits for the specific provisions applicable to You.




The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.




If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program -and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.




Where there are multiple Beneficiaries, the death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. This death benefit amount remains in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. -There is no additional death benefit guarantee.



If you have a Joint Owner, the death benefit will be paid when the first Owner dies. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.




Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person's Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See "Federal Tax Considerations" for more information.




If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.




                                                                              65

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If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.




SPOUSAL CONTINUATION. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner's death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the "step-up" portion of the death benefit.




If the spouse continues the Contract, the second death benefit payable upon the death of the spouse is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes a GMIB optional benefit or both the GMIB and an EDB optional benefit, the Annual Increase Amount for the GMIB optional benefit or both the GMIB and EDB optional benefits is also reset to the Account Value -which has been adjusted to include the death benefit on the date the spouse continues the Contract.



Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.




Any reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



NON-SPOUSAL BENEFICIARIES. While the Code permits your designated non-spousal beneficiary to "stretch" distribution of payments over his or her life or life expectancy, this option may not be available at MetLife. Your beneficiary should consult with her or her own independent tax advisor to discuss alternate options for stretching death benefit payments.




TOTAL CONTROL ACCOUNT. The Beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. Your financial representative can tell You the current and minimum interest rates that apply.



66

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                                                    ---------------------------

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



EDB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service required distribution rules, You may not purchase an EDB.



Standard Death Benefit


The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payment less partial withdrawals; or (3) your "Highest Anniversary Value" (as described below) as of each fifth Contract Anniversary.



If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:


1. Your Account Value; or


2. Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or


3. "Highest Anniversary Value" as of each fifth Contract Anniversary, determined as follows:


     o At issue, the Highest Anniversary Value is your initial purchase payment;


     o Increase the Highest Anniversary Value by each subsequent purchase payment;


  o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);


  o  On each fifth Contract Anniversary before your 81st birthday, compare the
     (1) then-Highest Anniversary Value to the (2) current Account Value and
     (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.


  o After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:


     o Increase the Highest Anniversary Value by each subsequent purchase payment or


     o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).



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For purposes of determining the Highest Anniversary Value as of the applicable
Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.



                                    EXAMPLE:




                                                                Date                        Amount
                                                  ------------------------------- --------------------------
   A  Initial purchase payment                              10/1/2017             $100,000
                                                            10/1/2018
   B  Account Value                                (First Contract Anniversary)   $104,000
                                                                                  $104,000
   C  Death Benefit                                      As of 10/1/2018          (= greater of A and B)
                                                            10/1/2019
   D  Account Value                               (Second Contract Anniversary)   $ 90,000
                                                                                  $100,000
   E  Death Benefit                                         10/1/2019             (= greater of A and D)
   F  Withdrawal                                            10/2/2019             $  9,000
                                                                                            10%
   G  Percentage Reduction in Account Value                 10/2/2019             (= F/D)
                                                                                  $ 81,000
   H  Account Value after Withdrawal                        10/2/2019             (= D-F)
                                                                                  $ 90,000
   I  Purchase Payments reduced for Withdrawal           As of 10/2/2019          (= A-(A - G))
                                                                                  $ 90,000
   J  Death Benefit                                         10/2/2019             (= greater of H and I)
   K  Account Value                                         10/1/2022             $125,000
                                                         As of 10/1/2022          $125,000
   L  Death Benefit (Highest Anniversary Value)        (Fifth Anniversary)        (= greater of I and K)
   M  Account Value                                         10/2/2022             $110,000
                                                                                  $125,000
   N  Death Benefit                                      As of 10/2/2022          (= greatest of I, L, M)



Notes to Example



Purchaser is age 60 at issue.



Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.




Account Values on 10/1/2019 and 10/2/2019 are assumed to be equal prior to the withdrawal.



68

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                                                    ---------------------------

Optional Death Benefits



Annual Step-Up Death Benefit



T he Annual Step-Up Death Benefit is designed to provide protection against
adverse investment experience. In   general, it guarantees that the death
benefit will not be less than the greater of (1) your Account Value; or (2) your "Highest Anniversary Value" (as described below) as of each Contract Anniversary.



You could have purchased at application a death benefit that provides that the death benefit amount is equal to the greater of:


1. The Account Value; or


2. "Highest Anniversary Value" as of each Contract Anniversary, determined as follows:


     o At issue, the Highest Anniversary Value is your initial purchase payment;


     o Increase the Highest Anniversary Value by each subsequent purchase payment;


  o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and


  o On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.


  o After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:


     o Increase the Highest Anniversary Value by each subsequent purchase payment or


     o Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).



For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.



You could not have purchased this benefit if You were 78 years of age or older.

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The Annual Step-Up Death Benefit was available for an additional charge of
0.20% annually of the average daily value of the amount You have in the Separate Account.



                                    EXAMPLE:




                                                                        Date                        Amount
                                                          ------------------------------- -------------------------
   A  Initial purchase payment                                      10/1/2017             $100,000
                                                                    10/1/2018
   B  Account Value                                        (First Contract Anniversary)   $104,000
                                                                                          $104,000
   C  Death Benefit (Highest Anniversary Value)                  As of 10/1/2018          (= greater of A and B)
                                                                    10/1/2019
   D  Account Value                                       (Second Contract Anniversary)   $ 90,000
                                                                                          $104,000
   E  Death Benefit (Highest Contract Year Anniversary)             10/1/2019             (= greater of B and D)
   F  Withdrawal                                                    10/2/2019             $  9,000
                                                                                                    10%
   G  Percentage Reduction in Account Value                         10/2/2019             (= F/D)
                                                                                          $ 81,000
   H  Account Value after Withdrawal                                10/2/2019             (= D-F)
                                                                                          $ 93,600
   I  Highest Anniversary Value reduced for Withdrawal           As of 10/2/2019          (= E-(E - G))
                                                                                          $ 93,600
   J  Death Benefit                                                 10/2/2019             (= greater of H and I)



Notes to Example



Purchaser is age 60 at issue.



Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.




The Account Values on 10/1/2019 and 10/2/2019 are assumed to be equal prior to the withdrawal.




Enhanced Death Benefits


EDB Max I


The EDB Max I is no longer available for purchase. The EDB Max I was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and you either (a) had not elected any living benefit or (b) had elected the GMIB Max I. If You select the EDB Max I, You may not select the Earnings Preservation Benefit. The EDB Max I is not available with a B Plus Class or C Class Contract in Washington or New York State. The Enhanced Death Benefit ("EDB") optional benefits are referred to in your Contract and optional benefit as the "Guaranteed Minimum Death Benefit" or "GMDB".

                                                    ---------------------------

DESCRIPTION OF THE EDB MAX I



If You select the EDB Max I, the amount of the death benefit will be the greater of:


(1)   The Account Value; or


(2)   The Death Benefit Base.



The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 6% per year.



The Death Benefit Base is the greater of (a) or (b) below:


  (a) Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal -(including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.


  (b) Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


     (i) is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and


     (ii) is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.



The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.



ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit Base under the EDB Max I that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."



Through the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is the greater of:


(a)        6%; or


(b)        the required minimum distribution rate (as defined below).


Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9)
           of the Code.


The required minimum distribution rate equals the greater of:

---------------------------

(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of:
      (i) the Annual Increase Amount at the beginning of the Contract Year and
      (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;


(2a) if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of:
      (i) the Annual Increase Amount at the beginning of the Contract Year and
      (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or


(2b) if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.



On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See Description of the EDB Max I.)



See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB Max I" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.



If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to 6% (item
(a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB.



After the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is 0%.



WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


  (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or


  (b)(1) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or to the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total

                                                    ---------------------------

  withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.



As described in (a), immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.



The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.



OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate -or the Annual Increase Amount (6%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB MAX I CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE(1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.




An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Max I optional benefit and the EDB Max I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.




You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which Optional Step-Up may otherwise occur. Otherwise, it will remain in

---------------------------


effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)




We must receive your request to exercise the Optional Step-Up in writing, -at your Administrative Office, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.



The Optional Step-Up:


  (1) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and


  (2) may reset the EDB Max I charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.



In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You -choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.



On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Optional Step-Up.



INVESTMENT ALLOCATION RESTRICTIONS FOR THE EDB MAX I. For a detailed description of the EDB Max I investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."



If You elect the EDB Max I, You may not participate in any dollar cost averaging program. However, You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.




If You elect the EDB Max I, You must allocate 100% of your Purchase Payments and Account Value among the Investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" and You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to the BlackRock Ultra-Short Term Bond Division.



The investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" (other than the MetLife Aggregate Bond Index Portfolio and the Fidelity Institutional Asset Management(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the




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guarantees under the EDB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the EDB Max I is not selected may offer the potential for higher returns. Before You select the EDB Max I, You and your sales representative should carefully consider whether the investment choices available with EDB Max I meet your investment objectives and risk tolerance.




RESTRICTIONS ON INVESTMENT ALLOCATIONS IF THE EDB MAX I TERMINATES. If the EDB Max I terminates, the investment allocation restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Account. However, if You elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will continue to apply.



POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR EDB MAX I. In the future, we may choose not to permit owners of existing Contracts with the EDB Max I to make subsequent purchase payments if: (a) the EDB Max I is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max I offered to new customers (for example, if we change the EDB Max I charge; see your Contract schedule for a list of the other changes). We will notify Owners of Contracts with EDB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."




CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR THE EDB MAX I.



  o If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on September 30, 2011, and You elected the GMIB Max I and/or EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.


  o If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on September 30, 2011, and on or before October 7, 2011, and You elected the GMIB Max I and/or the EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on February 24, 2012.



If we have imposed restrictions on subsequent purchase payments on your Contract, we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "General -- When We Can Cancel Your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.




TERMINATING THE EDB MAX I. EDB Max I will terminate upon the earliest of:


  (a) The date You make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);



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---------------------------

  (b) The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;


  (c) The date You elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);



  (d) A change of the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);



  (e) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);


  (f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or


  (g)        Termination of the Contract to which the benefit is attached.



Under our current administrative procedures, we will waive the termination of the EDB Max I if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.




THE EDB MAX I AND ANNUITIZATION. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of your Contract, You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with EDB Max I, if You annuitize at the latest date permitted, You must elect one of the following options:



(1) Annuitize the Account Value under the Contract's pay-out option provisions; or


(2) Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for the Contract at the time of purchase or the current annuity rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.



If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period -income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.



Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program with the EDB -Max I


For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.



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                                                    ---------------------------

Used with the EDB Max I, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max I.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.



Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year -with the EDB Max I. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the EDB -Max I, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments totaling 6% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.



If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB Max I.



To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.



EDB Max I -- Examples


The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB -Max I. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB Max I is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code)


(1)   Withdrawal Adjustments to Annual Increase Amount


   Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of
   ---------------------------------------------------------------------------
   the Annual Increase Amount from the prior Contract Anniversary
   --------------------------------------------------------------


   Assume the initial purchase payment is $100,000 and the EDB -Max I is selected. Assume that during the first Contract Year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).



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   Proportionate adjustment when withdrawal is greater than 6% of the Annual
   -------------------------------------------------------------------------
   Increase Amount from the prior Contract Anniversary
   ---------------------------------------------------



   Assume the initial purchase payment is $100,000 and the EDB -Max I is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $95,400 ($106,000 x 10% = $10,600; $106,000 - $10,600 = $95,400). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).



(2)   The Annual Increase Amount


     Example
     -------


   Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB -Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $179,085 ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


     Determining a death benefit based on the Annual Increase Amount
     ---------------------------------------------------------------



   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 6% per year, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).



(3)   The Highest Anniversary Value


     Example
     -------


   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB -Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.



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   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000).


     Determining a death benefit based on the Highest Anniversary Value
     ----------------------------------------------------------------


   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).


(4)   Putting It All Together


     Example
     -------


   Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $140,000 due to poor market performance. Because the Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($179,085) is used as the Death Benefit Base. Because the Death Benefit Base ($179,085) is greater than the Account Value ($140,000), the Death Benefit Base will be the death benefit amount.



   The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.



(5)   The Optional Step-Up


   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.


     The effect of the Optional Step-Up election is:


   (1)   The Annual Increase Amount resets from $106,000 to $110,000; and


   (2) The EDB -Max I charge is reset to the fee we charge new Contract Owners for the EDB -Max I at that time.


   The Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount.


(6)   The Optional Step-Up: Automatic Annual Step-Up


   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.



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     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $106,000 to $110,000; and


   (2) The EDB -Max I charge is reset to the fee we charge new Contract Owners for the EDB -Max I at that time.


   The Annual Increase Amount increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $116,600 to $120,000; and


   (2) The EDB -Max I charge is reset to the fee we charge new Contract Owners for the EDB -Max I at that time.


   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets to the higher Account Value; and


   (2) The EDB -Max I charge is reset to the fee we charge new Contract Owners for the EDB -Max I at that time.


   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $180,200 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB -Max I charge remains at its current level.


(7)   Required Minimum Distribution Examples


   The following examples only apply to IRAs and other Contracts subject to
   Section 401(a)(9) of the Code. Assume an IRA contract is issued on September 1, 2014 and the EDB Max I is selected. Assume that on the first Contract Anniversary (September 1, 2015), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this contract is $6,000, and the required minimum distribution amount for 2016 with respect to this contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the account value is $100,000. On the second Contract Anniversary, the Annual Increase Rate is the greater of:


  (a)        6%;


  (b)        the required minimum distribution rate (as defined below).


     The required minimum distribution rate equals the greater of:


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   the required minimum distribution amount for 2015 ($6,000) or for 2016
   ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);



   (2a) if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or


   (2b) if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% of the Annual Increase amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.



Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), (1) is equal to $7,200 divided by $100,000, or 7.2%.


(i)        Withdrawals Through the Automated Required Minimum Distribution
           ---------------------------------------------------------------
           Service
           -------



If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August
2016).Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.



(Why does the Contract Owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.)


(ii)       Withdrawals Outside the Automated Required Minimum Distribution
           ---------------------------------------------------------------
           Service
           -------



If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.



If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.



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(iii)      Withdrawals in Excess of the Required Minimum Distribution Amounts
           ------------------------------------------------------------------



Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary.Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the Annual Increase Rate will be 6% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 - 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315 ($92,750 increased by 6% per year compounded annually).


(iv)       No Withdrawals
           --------------



If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).



EDB II


The EDB II is no longer available for purchase. The EDB II was available (subject to investment allocation restrictions) if You were age 75 or younger at the effective date of your Contract and you either (a) had not elected any living benefit or (b) had elected the GMIB Plus III. If You select the EDB II, You may not select the Earnings Preservation Benefit. The EDB II is not available with a B Plus Class or C Class Contract in Washington or New York State. The EDB optional benefits are referred to in your Contract and optional benefit as the "Guaranteed Minimum Death Benefit" or "GMDB".



DESCRIPTION OF THE EDB II



If You select the EDB II, the amount of the death benefit will be the greater of:


(1)   The Account Value; or


(2)   The Death Benefit Base.



The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.



The Death Benefit Base is the greater of (a) or (b) below:



  (a) Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal




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     Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.



  (b) Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:



   (i) is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and


   (ii) is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.



The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.



ANNUAL INCREASE RATE. As noted above, we calculate a Death Benefit Base under the EDB II that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the "annual increase rate."



Through the Contract Anniversary immediately prior to your 91st birthday, the Annual Increase Rate is the greater of:


  (a)        5%; or


  (b)        the required minimum distribution rate (as defined below).



Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9)
             of the Code.



The required minimum distribution rate equals the greater of:


(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;


(2a) if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or


(2b) if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under the (i) Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.



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On the first Contract Anniversary, "at the beginning of the Contract Year"
means on the issue date, on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See Description of the EDB II).




See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB II" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.



If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by sum of:
(i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of the death benefit under the EDB.




After the Contract Anniversary immediately prior to the Owner's 91st birthday, the Annual Increase Rate is 0%.




WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


  (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to that partial withdrawal (including any applicable Withdrawal Charge); or


  (b) (1) if total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are payable to the Contract Owner (or the Annuitant, if the Contract Owner is a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in
             (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.



As described in (a), immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of the death benefit under the EDB. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) will result in dollar-for-dollar treatment of the withdrawals.



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The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). The Annual Increase Amount does not change after the Contract Anniversary immediately preceding your 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described above.



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.



OPTIONAL STEP-UP



On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate or the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE EDB II CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.




An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.



You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and the charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)




We must receive your request to exercise the Optional Step-Up in writing or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.



The Optional Step-Up:


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  (a)        resets the Annual Increase Amount to the Account Value on the
             Contract Anniversary following the receipt of an Optional Step-Up election; and


  (b) may reset the EDB II charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%), or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.




In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing at your Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.




On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the Optional Step-Up.



INVESTMENT ALLOCATION RESTRICTIONS FOR THE EDB II. For a detailed description of the EDB II investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I."



If You elect the EDB II, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the EDB II are restricted as described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional
Benefits -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."



TERMINATING THE EDB II. The EDB II will terminate upon the earliest of:


  (a) The date You make a total withdrawal of your Account Value (pro rata portion of the annual optional benefit charge will be assessed);


  (b) The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;


  (c) The date You elect to receive income payments under your Contract (a pro rata portion of the annual optional benefit charge will be assessed);



  (d) A change of the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);



  (e) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);



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  (f)        The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or


  (g)        Termination of the Contract to which the benefit is attached.




Under our current administrative procedures, we will waive the termination of the EDB II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.




EDB II AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract issue. You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (See "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with EDB II, if You annuitize at the latest date permitted, You must elect one of the following options:


(1) Annuitize the Account Value under the Contract's pay-out option provisions; or


(2) Elect to receive income payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity rates for this Contract at the time of purchase or the current annuity rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.



If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10 Year Guarantee Period income payment type, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.



Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With the EDB II


For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.



Used with the EDB II, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the death benefit base on a proportionate basis. (Reducing the death benefit base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.



Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money - Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year with the EDB II. Any amounts above 5% that need to be withdrawn to fulfill minimum distribution



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requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected EDB II and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.



If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis and have the effect of reducing or eliminating the value of the death benefit provided by the EDB II.



To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.



EDB II -- Examples


The purpose of these examples is to illustrate the operation of the Death Benefit Base under the EDB II. Example (7) shows how required minimum distributions affect the Death Benefit Base when the EDB II is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code).


(1)   Withdrawal Adjustments to Annual Increase Amount


   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
   ---------------------------------------------------------------------------
   the Annual Increase Amount from the prior Contract Anniversary
   --------------------------------------------------------------


   Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


   Proportionate adjustment when withdrawal is greater than 5% of the Annual
   -------------------------------------------------------------------------
   Increase Amount from the prior Contract Anniversary
   ---------------------------------------------------


   Assume the initial purchase payment is $100,000 and the EDB II is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).


(2)   The Annual Increase Amount


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     Example
     -------



   Assume the Contract Owner is a male, age 55 at issue, and he elects the EDB
   II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.



     Determining a death benefit based on the Annual Increase Amount
     ---------------------------------------------------------------



   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. The Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per year, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The Annual Increase Amount is also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The Annual Increase Amount is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Account Value on the date the death benefit amount is determined).



(3)   The Highest Anniversary Value


     Example
     -------



   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the EDB II. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.



   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000).


     Determining a death benefit based on the Highest Anniversary Value
     ------------------------------------------------------------------


   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Account Value on the date the death benefit amount is determined).


(4)   Putting It All Together


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     Example
     -------


   Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Account Value is $150,000 due to poor market performance. Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($162,889) is used as the Death Benefit Base. Because the Death Benefit Base ($162,889) is greater than the Account Value ($150,000), the Death Benefit Base will be the death benefit amount.



   The above example does not take into account the impact of premium taxes and other taxes. The Death Benefit Base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.



(5)   The Optional Step-Up


   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elect an Optional Step-Up.


     The effect of the Optional Step-Up election is:


   (1)   The Annual Increase Amount resets from $105,000 to $110,000; and


   (2) The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.


   The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $112,000 due to poor market performance. You may NOT elect an Optional Step-Up at this time, because the Account Value is less than the Annual Increase Amount.


(6)   The Optional Step-Up: Automatic Annual Step-Up



   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and You elected Optional Step-Up to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.



     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $105,000 to $110,000; and


   (2) The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.


   The Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets from $115,500 to $120,000; and


   (2) The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.


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   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount automatically resets to the higher Account Value; and


   (2) The EDB II charge is reset to the fee we charge new Contract Owners for the EDB II at that time.


   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up. The Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the optional benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday. Also, note the EDB II charge remains at its current level.


(7)   Required Minimum Distribution Examples



   The following examples only apply to IRAs and other Contracts subject to
   Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2014 and the EDB II is selected. Assume that on the first Contract Anniversary (September 1, 2015), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this Contract is $6,000, and the required minimum distribution amount for 2016 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:



  (a)        5%;


  (b)        the required minimum distribution rate (as defined below).


     The required minimum distribution rate equals the greater of:


   (1) the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);


   (2a) if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or


   (2b) if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to



                                                                              91

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      fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.


   Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015),
   (1) is equal to $7,200 divided by $100,000, or 7.2%.


  (i)        Withdrawals Through the Automated Required Minimum Distribution
             ---------------------------------------------------------------
             Service
             -------


   If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Contract Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800
   = $100,400.



   Why does the Contract Owner receive $6,800 under the automated required minimum distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.



  (ii)       Withdrawals Outside the Automated Required Minimum Distribution
             ---------------------------------------------------------------
             Service
             -------


   If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.


   If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.


  (iii)      Withdrawals in Excess of the Required Minimum Distribution
             ----------------------------------------------------------
             Amounts
             -------


   Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the Annual Increase Rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 - 7.25% = $7,250; $100,000 - $7,250 =
   $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).



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                                                    ---------------------------

  (iv)       No Withdrawals
             --------------


   If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).



The EDB I



The EDB I is no longer available for purchase. The EDB I was available with Contracts issued on or before July 16, 2010.




The EDB I is identical to EDB II with the following exceptions:



(1) The EDB I death benefit base and withdrawal adjustments are calculated as described above for EDB II except that the annual increase rate is 5% per year through the Contract Anniversary prior to the Owner's 91st birthday and 0% thereafter. Item (b) under "Annual Increase Rate" above (regarding the required minimum distribution rate) does not apply to the calculation of the death benefit base or the withdrawal adjustments under EDB I.



(2)   The optional benefit charges for the EDB I were different.


(3)   The Earnings Preservation Benefit could be elected with the EDB I.



For Contracts issued based on applications and necessary information received in Good Order at your Administrative Office on or before May 1, 2009, we offered an earlier version of the EDB I that is also no longer available. The earlier version is the same as the EDB I described above except that: (a) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6%; (b) different investment allocation restrictions apply (see "Investment Allocation Restrictions For Certain Optional Benefits"); and (c) different optional benefit charges apply.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the EDB I are restricted as described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional
Benefits -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."



Earnings Preservation Benefit


You could have purchased this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You select the Earnings Preservation Benefit, You may not select the EDB Max I or EDB II. (The Earnings Preservation Benefit may be elected with the EDB II in Contracts issued before May 1, 2011 and with the EDB I.)



This benefit provides that an additional death benefit is payable equal to:



The difference between


1. Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and



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2. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or



On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:


1. The difference between


  a. Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and


  b. Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.


2. In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:



Purchase Age                                    Percentage
--------------------------------------------   -----------
  Ages 69 or younger                               40%
  Ages 70-77 - - - - - - - - - - -                 25%
  Ages 78 and above                                0%


You could not have purchased this benefit if You were 78 years of age or older.



If the spouse continues the Contract, the spouse can choose one of the following two options:


  o Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse's age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.


  o Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.



If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.



If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except
(1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.




If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.




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The Earnings Preservation Benefit was available for an additional charge of
0.25% annually of the average daily value of the amount You have in the Separate Account.



                                    EXAMPLE:




                                            Date            Amount
                                        ----------- ----------------------
  A   Purchase Payments Not Withdrawn   10/1/2017   $100,000
  B   Death Benefit                     10/1/2018   $105,000
                                                    $  2,000
  C   Additional Death Benefit          10/1/2018   (= 40% - (B -  A))
  D   Account Value                     10/1/2019   $ 90,000
  E   Withdrawal                        10/2/2019   $  9,000
                                                    $ 81,000
  F   Account Value after Withdrawal    10/2/2019   (= D -  E)
  G   Purchase Payments Not Withdrawn   10/2/2019   $ 91,000
                                                         (= A -  E,
                                                      because there is
                                                         no gain at
                                                    time of withdrawal)
  H   Death Benefit                     10/2/2019   $ 99,238
                                                    $  3,295
  I   Additional Death Benefit                      (= 40% - (H -  G))



Notes to Example:
-----------------



Purchaser is age 60 at issue.



Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.




The Account Values on 10/1/2019 and 10/2/2019 are assumed to be equal prior to the withdrawal.




All amounts are rounded to the nearest dollar.



Living Benefits



OVERVIEW OF LIVING BENEFITS


We offer a suite of optional living benefits that, for an additional charge, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one version of these optional benefits may be elected, and the optional benefit must be elected at Contract issue. These optional benefits are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit.



We offer two types of living benefits:



                                                                              95

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
                 Guaranteed Income                                        Guaranteed Withdrawal
                     Benefits                                                   Benefits
-------------------------------------------------- ------------------------------------------------------------------
 o GMIB Max I                                      o LWG II

 o GMIB Plus III and GMIB Plus II                  o Enhanced GWB

 o GMIB II

  Our guaranteed income benefits are designed to   These optional benefits are designed to guarantee that at least allow You to
  invest your Account Value in the market while    the entire amount of purchase payments You make will be
    at the same time
  assuring a specified guaranteed, level of        returned to You through a series of withdrawals (without
    minimum fixed income
  payments if You elect to annuitize. The fixed    annuitizing), regardless of investment performance, as long as annuity payment
  amount is guaranteed regardless of investment    withdrawals in any Contract Year do not exceed the maximum performance or
  the actual Account Value at the time You elect   amount allowed. With the LWG, You get the same benefits, but in pay-outs. Prior to
  exercising this benefit and annuitizing your     addition, if You make your first withdrawal on or after the date
    Contract, You may
  make withdrawals up to a maximum level           You reach age 59 1/2, You are guaranteed income for your life specified in the
  optional benefit and still maintain the benefit  (and, for states other than New York, the life of your spouse, if
    amount.                                        the Joint Life version was elected and the spouse elects to continue the Contract and is at least age 59 1/2 at spousal continuation), even after the entire amount of purchase
                                                   payments has been returned.



Guaranteed Income Benefits



At the time You buy the Contract, You may elect a guaranteed income benefit ("GMIB") for an additional charge. Each version of this optional benefit is designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-in phase. However, if applying your actual Account Value at the time You annuitize the Contract to then-current annuity purchase rates (outside of the optional benefit) produces higher income payments, You will receive the higher payments, and thus You will have paid for the optional benefit even though it was not used. Also, prior to exercising the optional benefit, You may make specified withdrawals that reduce your income base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercised the optional benefit.




There are four -different versions of the GMIB that have been available with this Contract, GMIB Max I, GMIB Plus III, GMIB Plus II and GMIB II. Please check with your sales representative whether GMIB Max I and/or GMIB Plus III are available in your state. None of the GMIBs are available for sale.



There may be versions of each optional guaranteed income benefit that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.



You may not have this optional benefit and another optional living benefit (LWG or GWB) in effect at the same time. Once elected, the optional benefit cannot be terminated except as discussed below.



FACTS ABOUT GUARANTEED INCOME BENEFITS



INCOME BASE AND GMIB INCOME PAYMENTS. Under all versions of the GMIB, we calculate an "income base" (as described below) that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract. It is important to recognize that this income base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any



96

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                                                    ---------------------------

Division. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, You may exercise the benefit. We then will apply the income base calculated at the time of exercise to the GMIB Annuity Table (as described below) specified in the optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment).



THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Max I and GMIB Plus III in Contracts issued after February 25, 2011, this table is calculated based on the Annuity 2000 Mortality Table with 10 years of Mortality improvement based on projection scale AA and a 10-year age set back with interest of 1.0% per year. For GMIB Plus III and GMIB Plus II in Contracts issued from May 4, 2009 through February 25, 2011, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year. This table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year for GMIB II. As with other pay-out types, the amount You receive as an income payment also depends on the income type You select, your age, and your sex (where permitted by state law). For GMIB Max I, GMIB Plus III and GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.



If You exercise a GMIB optional benefit, your income payments will be the greater of:


     o the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or


  o the income payment determined for the same income type in accordance with the base Contract. (See "Pay-Out Options (or Income Options)".)



If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income options available under the Contract.




OWNERSHIP. If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the income base and GMIB income payments.



If Joint Owners are named, the age of the older Joint Owner will be used to determine the income base and GMIB income payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "You" always means the Owner, oldest Joint Owner or the Annuitant, if the Owner is a non-natural person.




TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.



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GMIB AND DECEDENT CONTRACTS. If You are purchasing this Contract with a nontaxable transfer of the death -benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the Internal Revenue Service ("IRS") required distribution rules, You may not purchase a GMIB optional benefit.



Description of GMIB Max I


The GMIB Max I is no longer available for purchase. The GMIB Max I is available only for Contract Owners up through age 78 and You can only elect the GMIB Max I at the time You purchase the Contract. The GMIB Max I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Contract Owner's 91st birthday.



INCOME BASE. The Income Base is -equal to the greater of (a) or (b) below.


(a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.



The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).


(b) Annual Increase Amount: On the date we issue your Contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:


   (i) is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and


   (ii) is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.



The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.



FOR CONTRACTS ISSUED IN NEW YORK STATE, THE ANNUAL INCREASE AMOUNT SHALL NOT EXCEED 275% OF TOTAL PURCHASE PAYMENTS OR, IF GREATER, 275% OF THE ANNUAL INCREASE AMOUNT AS OF THE MOST RECENT OPTIONAL STEP-UP FOR GMIB MAX I (SEE "OPTIONAL STEP-UP" BELOW). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 275% of the new, higher Annual Increase Amount, if it is greater than 275% of your Purchase Payments.



ANNUAL INCREASE RATE. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the "annual increase rate."



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Through the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is the greater of:


(a)        6%; or


(b)        the required minimum distribution rate (as defined below).


Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9)
           of the Code.



The required minimum distribution rate equals the greater of:


(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of:
      (i) the Annual Increase Amount at the beginning of the Contract Year and
      (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;


(2a)  if You enroll only in our automated required minimum distribution
                    ----
      service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of:
      (i) the Annual Increase Amount at the beginning of the Contract Year and
      (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or


(2b) if You enroll in both the Systematic Withdrawal Program and the automated
                      ----
required minimum distribution service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of 6% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.



On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See Description of GMIB Max I Income Base.)



See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB Max I" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.



If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to 6% (item
(a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.



During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the Annual Increase Rate is 0%.


WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


(a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable Withdrawal Charge); or



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(b)        If total withdrawals in a Contract Year are not greater than the
           Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.



As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.



Partial annuitizations are not permitted.



In determining the GMIB Max I income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.



OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate -on the Annual Increase Amount (6%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE(1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.




An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Max I optional benefit and the EDB Max I optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.



You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days




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prior to the Contract Anniversary on which a step-up may otherwise occur.
Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)




We must receive your request to exercise the Optional Step-Up in writing, at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.



The Optional Step-Up:


(1) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;


(2) resets the waiting period to exercise the GMIB Max I to the 10th Contract Anniversary following the date the Optional Step-Up took effect;


(3) For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (275%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and


(4) may reset the charge -beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of:
      (a) the maximum Optional Step-Up charge(1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.




In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with your administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.




On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.




INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB MAX I. For a detailed description of the GMIB Max I investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I"




If You elect the GMIB Max I, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.



                                                                             101

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If you elect the GMIB Max I, You must allocate 100% of your Purchase Payments and Account Value among the investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I," and You will not be able to allocate Purchase Payments or Account Value to the Fixed Account or to the BlackRock Ultra-Short Term Bond Division.



The investment choices listed in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I," (other than the MetLife Aggregate Bond Index Portfolio and the Fidelity Institutional Asset Management(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max I. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment choices that are available if the GMIB Max I is not selected may offer the potential for higher returns. Before You select the GMIB Max I, You and your sales representative should carefully consider whether the investment choices available with GMIB Max I meet your investment objectives and risk tolerance.



RESTRICTIONS ON INVESTMENT ALLOCATIONS IF THE GMIB MAX I OPTIONAL BENEFIT TERMINATES. If the GMIB Max I terminates (see "Terminating the GMIB Max I"), or if You elected both the GMIB Max I and the EDB Max I and both optional benefits terminate, the investment allocation restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for GMIB Max I and EDB Max I" will no longer apply and you will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices but not to the Fixed Account. However, if you elected both the GMIB Max I and the EDB Max I, and only the GMIB Max I has terminated, the investment allocation restrictions described above under "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" will continue to apply.



POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB MAX I. In the future we may choose not to permit Owners of existing Contracts with GMIB Max I to make subsequent purchase payments if: (a) GMIB Max I is no longer available to new customers, or (b) we make certain changes to the terms of GMIB Max I offered to new customers (for example, if we change the GMIB Max I charge; see your Contract schedule for a list of the other changes). We will notify Owners of Contracts with GMIB Max I in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, Contract Owners will still be permitted to transfer Account Value among the investment choices listed under "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I."




CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS FOR GMIB MAX I



  o If we received your application and necessary information, in Good Order, at your Administrative Office before the close of the Exchange on September 30, 2011, and You elected the GMIB Max I and/or EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on August 9, 2013. However, we will accept a subsequent purchase payment received after August 9, 2013 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on August 9, 2013.


  o If we received your application and necessary information, in Good Order, at your Administrative Office after the close of the Exchange on September 30, 2011, and on or before October 7, 2011, and You elected the GMIB Max I and/or the EDB Max I, we will not accept subsequent purchase payments from You after the close of the Exchange on February 24, 2012. However, we will accept a subsequent purchase payment




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     received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Code that we accepted, and which was received by your Administrative Office in Good Order, before the close of the Exchange on February 24, 2012.



If we have imposed restrictions on subsequent purchase payments on your Contract, we will permit you to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the "General -- When We Can Cancel your Contract" section of the prospectus; or (b) the optional benefit charge is greater than your Account Value.




If the GMIB Max I rider terminates (see "Living Benefits -- Guaranteed Income Benefits -- Terminating the GMIB Max I"), or if you elected both the GMIB Max I and the EDB Max I riders and they both terminate, the restrictions on subsequent purchase payments described above will no longer apply. However, if you elected both the GMIB Max I and the EDB Max I riders, and only the GMIB Max I rider has terminated, the restrictions on subsequent purchase payments described above will continue to apply.




GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, You may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.




By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:



(a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option); and



(b) the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.




For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Max I may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Max I for this feature. -The Guaranteed Principal Option feature is not available in Washington State.




The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB MAX I WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue. If You only elected the GMIB Max I, the investment allocation restrictions and subsequent purchase payments restrictions, described above, will no longer



                                                                             103

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---------------------------

apply (except as described above under "Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates"). If You elected both the GMIB Max I and the EDB Max I, the EDB Max I investment allocation restrictions and subsequent purchase payments restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max I and the EDB Max I" will continue to apply.



The Guaranteed Principal Option is not available in the state of Washington.



EXERCISING THE GMIB MAX I. If You exercise the GMIB Max I, You must select to receive income payments under one of the following income types:


     (1)   Lifetime Income Annuity with a 5-Year Guarantee Period.



     (2) Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years. (See "Pay-Out Options (or Income Options).") For Contracts issued in New York State only, this income payment type is only available if the youngest Annuitant's attained age is 35 or older.




These options are described in the Contract and the GMIB Max I rider.



The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Account Value on your annuity date to then current annuity purchase rates.



If You exercise the GMIB Max I, your income payments will be the greater of:


     o the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or


  o the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-Out Options (or Income Options).")




IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB -MAX I PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT YOU DID NOT USE.




If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel Your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.




ENHANCED PAY OUT RATES. (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK
STATE.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max I purchase rates are enhanced under the following circumstances, if:



  (a)        You take no withdrawals prior to age 62;


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  (b)        Your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and



  (c) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;




Then the annual income payments under the GMIB Max I will equal or exceed 5% of the income base (calculated on the date the payments are determined.)




For example if an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Max I. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the Contract and the GMIB Max I, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.



Alternatively, the GMIB Max I purchase rates are enhanced under the following circumstances, if:


  (a)        You take no withdrawals prior to age 70;



  (b) Your Account Value is fully withdrawn or decreases to zero on or after age 70 and there is an income base remaining; and



  (c) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.



Then the annual income payments under the GMIB Max I will equal or exceed 6% of the income base (calculated on the date the payments are determined).




ENHANCED PAY OUT RATES. (FOR NEW YORK STATE ONLY.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Max I purchase rates are enhanced under either of the following circumstances, if:



  (a)        the Contract was issued on or after age 59;


  (b)        You take no withdrawals prior to age 62;


  (c) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and


  (d) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.



Then the annual income payments under the GMIB Max I will equal or exceed 5% of the income base (calculated on the date the payments are determined).



Or:


  (a)        the Contract was issued on or after age 65;


  (b)        You take no withdrawals prior to age 70;


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  (c)        Your Account Value is fully withdrawn or decreases to zero on or after age 70 and there is an income base remaining; and



  (d) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.



Then the annual income payments under the GMIB Max I will equal or exceed 6% of the income base (calculated on the date the payments are determined).



If You choose not to receive income payments as guaranteed under the GMIB Max I, You may elect any of the pay-out options under the Contract.



If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.



TERMINATING THE GMIB MAX I. The GMIB Max I will terminate upon the earliest of:


  (a) The 30th day following the Contract Anniversary on or following your 90th birthday;


  (b) The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).


  (c) The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Max I (a pro rata portion of the annual optional benefit charge will be assessed);



  (d) Death of the Contract Owner or Joint Contract Owner (unless the spouse -- aged 89 or younger -- is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;




  (e) A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person) subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);



  (f)        The effective date of the Guaranteed Principal Option or;


  (g) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).




If a Contract Owner or Joint Contract Owner dies and:



  o the spouse elects to continue the Contract and the GMIB Max I optional benefit under termination provision (d) above; and



  o before the 10-year waiting period to exercise the GMIB Max I optional benefit has elapsed, the GMIB Max I optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse's 90th birthday);



We will permit the spouse to exercise the GMIB Max I optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.




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Under our current administrative procedures, we will waive the termination of the GMIB Max I if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.



When the GMIB Max I terminates, the corresponding GMIB Max I charge terminates and the GMIB Max I investment allocation and subsequent purchase payment restrictions, described above, will no longer apply (except as described above under "Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates"). However, if you elected both the GMIB Max I and the EDB Max I riders, and only the GMIB Max I rider has terminated, the investment allocation restrictions and subsequent purchase payments restrictions described above will continue to apply.



USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH GMIB MAX I



For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2.



Used with the GMIB Max I, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Max I income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the GMIB Max I.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.



Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 6% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 6% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect GMIB Max I and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 6% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.



If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Max I.



To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.



Note on Graphs and Examples:
----------------------------


                                                                             107

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The purpose of these examples is to illustrate the operation of the GMIB Max I optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, withdrawal charges or income taxes or tax penalties.



(1)   Withdrawal Adjustments to Annual Increase Amount


   Dollar-for-dollar adjustment when withdrawal is less than or equal to 6% of
   ---------------------------------------------------------------------------
   the Annual Increase Amount from the Contract Anniversary.
   ---------------------------------------------------------


   Assume the initial purchase payment is $100,000 and the GMIB Max I is selected. Assume that during the first Contract Year, $6,000 is withdrawn. Because the withdrawal is less than or equal to 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 6% per year, compounded annually, less $6,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually).


   Proportionate adjustment when withdrawal is greater than 6% of the Annual
   -------------------------------------------------------------------------
   Increase Amount from the prior Contract Anniversary.
   ----------------------------------------------------


   Assume the initial purchase payment is $100,000 and the GMIB Max I is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $106,000 ($100,000 increased by 6% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($106,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $95,400 ($106,000 x 10% = $10,600; $106,000 - $10,600 = $95,400). (If multiple withdrawals are made during a Contract Year - for example, a $4,500 withdrawal and a $5,500 withdrawal instead of a single $10,000 withdrawal - and those withdrawals total more than 6% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $101,124 ($95,400 increased by 6% per year, compounded annually).


(2)   The Annual Increase Amount


     Example
     -------


   Assume the Contract Owner is male, age 55 at issue, and he elects the GMIB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when he is age 65, the Annual Increase Amount is $179,085 ($100,000 increased by 6% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.



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     Determining a value upon which future income payments will be based
     -------------------------------------------------------------------



   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions you selected. Your purchase payments accumulate at the annual increase rate of 6%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 275% maximum increase limitation). Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 6% each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.


[GRAPHIC APPEARS HERE]





     Determining Your guaranteed lifetime income stream
     --------------------------------------------------




   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

[GRAPHIC APPEARS HERE]




(3)   The "Highest Anniversary Value" ("HAV")


     Example
     -------



   Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Max I. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest




                                                                             109

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   Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.


   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $150,000 and the Highest Anniversary Value is $145,000. The Highest Anniversary Value is set equal to the Account Value ($150,000). See section (4) below for an example of the exercise of the GMIB Max I.



110

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                                                    ---------------------------

     Determining a value upon which future income payments will be based
     -------------------------------------------------------------------



   Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.


[GRAPHIC APPEARS HERE]





     Determining Your guaranteed lifetime income stream
     --------------------------------------------------



   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

[GRAPHIC APPEARS HERE]





(4)   Putting it All Together


     Example
     -------


   Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Max I at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Because the Annual Increase Amount ($179,085) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($179,085) is used as the income base. The income base of $179,085 is applied to the GMIB Annuity Table. This yields income payments of $586 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 70, the income base of $179,085 would yield monthly payments of $672; if the Contract Owner were age 75, the income base of $179,085 would yield monthly payments of $788.)

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---------------------------

   Assume the Contract Owner, a New York resident, chooses to exercise the GMIB Max I optional benefit at the 20th Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 275% of the total purchase payments, which equals $275,000. Because the Annual Increase Amount ($275,000) is greater than the Highest Anniversary Value ($150,000), the Annual Increase Amount ($275,000) is used as the income base. The income base of $275,000 is applied to the GMIB Annuity Table. This yields income payments of $1,210 per month for life, with a minimum of 5 years guaranteed. (If the same Contract Owner were instead age 80, the income base of $275,000 would yield monthly payments of $1,449.)



   The above example does not take into account the impact of premium taxes and other taxes. As with other payout types, the amount you receive as an income payment depends on the income type you select, your age, and your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.


   Prior to annuitization, the two calculations (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Max I may only be exercised no later than the Contract Anniversary on or following the Owner's 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.


[GRAPHIC APPEARS HERE]




   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract rider is issued. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT VALUE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT YOU WILL RECEIVE WHATEVER AMOUNT

                                                    ---------------------------


   PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

[GRAPHIC APPEARS HERE]





(5)   The Guaranteed Principal Option -- Graph and Example



Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.



The effect of exercising the Guaranteed Principal Option:


1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.



2) The GMIB Max I benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value the Contract continues.


3) The GMIB Max I allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under "Restrictions on Investment Allocations if the GMIB Max I Optional Benefit Terminates").

[GRAPHIC APPEARS HERE]





* Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.

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---------------------------

(6)   The Optional Step-Up: Optional Automatic Annual Step-up



Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the Income Base for GMIB Max I increases to $106,000 on the first anniversary ($100,000 increased by 6% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.



The effect of the Optional Step-Up is:


(1) The Annual Increase Amount of the Income Base automatically resets from $106,000 to $110,000;


(2) The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the first Contract Anniversary;


(3) The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at that time; and


(4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.



The Annual Increase Amount of the Income Base increases to $116,600 on the second anniversary ($110,000 increased by 6% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.



The effect of the Optional Step-Up is:


(1) The Annual Increase Amount of the Income Base automatically resets from $116,600 to $120,000;


(2) The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the second Contract Anniversary;



(3) The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at that time; and



(4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.



Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).



The effect of each Optional Step-Up is:


(1) The Annual Increase Amount of the Income Base automatically resets to the higher Account Value;


(2) The 10-year waiting period to annuitize the Contract under the GMIB Max I is reset to 10 years from the date of the Optional Step-Up;


(3) The charge is reset to the fee we charge new Contract Owners for the same GMIB Max I optional benefit at the time; and


(4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                                    ---------------------------

After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume you do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $180,200 on the eighth anniversary ($170,000 increased by 6% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the Annual Increase Amount of the Income Base remains at $180,200 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 6% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 275% maximum increase limitation). Also, please note:


(1) The 10-year waiting period to annuitize the Contract under the GMIB Max I remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);


(2)   The charge remains at its current level; and


(3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

[GRAPHIC APPEARS HERE]




(7)   Required Minimum Distributions Examples




Assume an IRA Contract is issued on September 1, 2014 and the GMIB Max I is selected. Assume that on the first Contract Anniversary (September 1, 2015) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this Contract is $6,000, and the required minimum distribution amount for 2016 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:



  (a)        6%; or


  (b)        the required minimum distribution rate (as defined below).



The required minimum distribution rate equals the greater of:


  (1) the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);

---------------------------


  (2a) if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or



  (2b) if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 6% of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.



Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


(1)   Withdrawals Through the Automated Required Minimum Distribution Service
      -----------------------------------------------------------------------




If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August 2016). Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2016, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% to $107,200; $107,200 - $6,800 to $100,400.



Why does the Contract Owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.



(2)   Withdrawals Outside the Automated Required Minimum Distribution Service
      -----------------------------------------------------------------------



If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015, and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.



If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.

                                                    ---------------------------

(3)   Withdrawals in Excess at the Required Minimum Distribution Amounts
      ------------------------------------------------------------------



Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the Annual Increase Rate will be 6% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $98,315 ($92,750 increased by 6% per year compounded annually).


(4)   No Withdrawals
      --------------



If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the Annual Increase Rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 275% of total purchase payments, or, if greater, 275% of the Annual Increase Amount as of the most recent Optional Step-Up.



DESCRIPTION OF THE GMIB PLUS III



The GMIB Plus III is no longer available for purchase. The GMIB Plus III is available only for Contract Owners up through age 78 and You can only elect the GMIB Plus III at the time You purchase the Contract. The GMIB Plus III may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Contract Owner's 91st birthday.



INCOME BASE



The income base is equal to the greater of (a) or (b) below:


  (a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the your 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.



The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the your 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).


  (b) Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

---------------------------

  (i) is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and


  (ii) is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.



The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Account Value.



FOR CONTRACTS ISSUED IN NEW YORK STATE, THE ANNUAL INCREASE AMOUNT SHALL NOT EXCEED 350% OF TOTAL PURCHASE PAYMENTS OR, IF GREATER, 350% OF THE ANNUAL INCREASE AMOUNT AS OF THE MOST RECENT OPTIONAL STEP-UP FOR GMIB PLUS III (SEE "OPTIONAL STEP-UP" BELOW). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 350% of the new, higher Annual Increase Amount, if it is greater than 350% of your Purchase Payments.



ANNUAL INCREASE RATE. As noted above, we calculate an income base under the GMIB that helps determine the minimum amount you receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the income base is called the "annual increase rate."



Through the Contract Anniversary immediately prior to the your 91st birthday, the Annual Increase Rate is the greater of:


(a)        5%; or


(b)        the required minimum distribution rate (as defined below).



Item(b) only applies to IRAs and other Contracts subject to Section 401(a)(9)
           of the Code.



The required minimum distribution rate equals the greater of:


(1) the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year;


(2a) if You enroll only in our automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year; or


(2b) if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% (item (a) above) of the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year.

                                                    ---------------------------

On the first Contract Anniversary, "at the beginning of the Contract Year" means on the issue date; on a later Contract Anniversary, "at the beginning of the Contract Year" means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments (See Description of the GMIB Plus III Income
Base).



See "Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB Plus III" below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.



If item (b) above (the required minimum distribution rate) is greater than item
(a) above, and your total withdrawals during a Contract Year divided by sum of:
(i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payment received during the Contract Year before the end of the calendar year exceed the required minimum distribution rate, the required minimum distribution rate is not used to calculate the Annual Increase Rate and the Annual Increase Rate will be reduced to 5% (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the required minimum distribution rate, which could have the effect of reducing the value of income payments under the GMIB optional benefit.



During the 30 day period following the Contract Anniversary immediately prior to the Contract Owner's 91st birthday, the annual increase rate is 0%.



WITHDRAWAL ADJUSTMENTS. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):


  (a) The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributable to the withdrawal (including any applicable Withdrawal Charge); or


  (b) If total withdrawals in a Contract Year are not greater than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a) immediately above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.



As described in (a) above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit. Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, will result in dollar-for-dollar treatment of the withdrawals as described in (b) immediately above.



Partial annuitizations are not permitted.




In determining the GMIB Plus III income payments, an amount equal to the Withdrawal Charge that would apply upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base. For purposes of calculating the income base, purchase payment credits (i.e., bonus payments) are not included.

---------------------------

OPTIONAL STEP-UP. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the Annual Increase Rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET THE OPTIONAL BENEFIT CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME OPTIONAL BENEFIT AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.




An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both the GMIB Plus III optional benefit and the EDB II optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.



You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)




We must receive your request to exercise the Optional Step-Up in writing at your Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.The Optional Step-Up:


(1) resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;


(2) resets the waiting period to exercise the GMIB Plus III to the 10th Contract Anniversary following the date the Optional Step-Up took effect;


(3) For Contracts issued in New York State only, may reset the maximum Annual Increase Amount to a percentage (350%) multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and


(4) may reset the charge beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of:
      (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up.



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In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing to our Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.




On the date of the step-up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the annual increase amount will be set equal to zero on the date of the step-up.



INVESTMENT ALLOCATION RESTRICTIONS FOR THE GMIB PLUS III. For a detailed description of the GMIB Plus III investment allocation restrictions see "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I."



If You elect the GMIB Plus III, You may not participate in any dollar cost averaging program. However You may elect to participate in the Enhanced Dollar Cost Averaging ("EDCA") program, provided that your destination investment choices are selected in accordance with the investment allocation restrictions.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMIB Plus III are restricted as described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."




GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, You may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the older Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following the eligible Contract Anniversary.




By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to
(a) minus (b) where:


(a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and


(b) the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.



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---------------------------


For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions.




IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB Plus III may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus III for this feature. The Guaranteed Principal Option feature is not available in Washington State.



The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS III WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The Contract, however, will continue, and if You only elected the GMIB Plus III, the allocation restrictions and any subsequent purchase payment restrictions, described above, will no longer apply. If You elected both the GMIB Plus III and the EDB II, the EDB II investment allocation restrictions and any subsequent purchase payment restrictions described in "Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus III, the GMIB Plus II, the LWG II, the EDB II and the EDB I" will continue to apply.



The Guaranteed Principal Option is not available in the state of Washington.



EXERCISING THE GMIB PLUS III. If You exercise the GMIB Plus III, You must select to receive income payments under one of the following income types:


(1)   Lifetime Income Annuity with a 5-Year Guarantee Period.
      ------------------------------------------------------



(2)   Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on
      --------------------------------------------------------------
      Federal tax rules, this option is not available for qualified Contracts where the difference in ages of joint Annuitants who are non-spouses is greater than 10 years. (See "Pay-Out Options (or Income Options)".) (For Contracts issued in New York State, this income type is only available if the youngest Annuitant's attained age is 35 or older.)




These options are described in the Contract and the GMIB Plus III rider.



The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10 year age set back with interest of 1.0% per year. As with other pay-out types, the amount You receive as an income payment also depends on the income payment type You select, your age, and your sex (where permitted under state law). The annuity rates for attained ages 86 or 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR ACCOUNT VALUE ON YOUR ANNUITY DATE TO THEN CURRENT ANNUITY PURCHASE RATES.



If You exercise the GMIB Plus III, your income payments will be the greater of:


     o the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or


  o the income payment determined for the same income payment type in accordance with the base Contract. (See "Pay-out Options (or Income Options).")



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                                                    ---------------------------

IF THE AMOUNT OF THE GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PLUS III PRODUCES IS LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING ACCOUNT VALUE ON THE ANNUITY DATE TO THE THEN CURRENT ANNUITY PURCHASE RATES, THEN YOU WOULD HAVE PAID FOR A BENEFIT THAT YOU DID NOT USE.




If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see "When We Can Cancel your Contract"), or your Contract lapses and there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.



ENHANCED PAY OUT RATES. (DOES NOT APPLY TO CONTRACTS ISSUED IN NEW YORK
STATE.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Plus III purchase rates are enhanced under the following circumstances, if:



  (a)        You take no withdrawals prior to age 62;


  (b) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and


  (c) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;



Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).



For example, if an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus III. If the spouse elects to continue the Contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 62 and subsequently died, if that Owner's spouse continued the Contract and the GMIB Plus III, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 62 at the time the Contract was continued. If the spouse elects to continue the Contract and the Owner had not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.




ENHANCED PAY OUT RATES. (FOR NEW YORK STATE ONLY.) As noted above, the annuity rates in the GMIB Annuity Table are calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per year. However the GMIB Plus III purchase rates are enhanced under the following circumstances, if:



  (a)        the Contract was issued on or after age 57;


  (b)        You take no withdrawals prior to age 62;


  (c) your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining; and


  (d) the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period.



Then the annual income payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).



                                                                             123

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---------------------------

If You choose not to receive income payments as guaranteed under the GMIB Plus III, You may elect any of the pay-out options under the Contract.



If the income base being annuitized is less than $5,000, we reserve the right to make one lump sum payment to You instead of income payments. If the amount of the initial income payment would be less than $100, we may reduce the frequency of payments so that the payment is a minimum of $100, but not less frequently then annually.



TERMINATING THE GMIB PLUS III. Except as otherwise provided, the GMIB Plus III will terminate upon the earliest of:


  (a) The 30th day following the Contract Anniversary on or following your 90th birthday;


  (b) The date You make a complete withdrawal of your Account Value (if there is an income base remaining You will receive payments based on the remaining income base) (a pro rata portion of the annual optional benefit charge will be assessed).


  (c) The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB Plus III (a pro rata portion of the annual optional benefit charge will be assessed);



  (d) Death of the Contract Owner or Joint Contract Owner (unless the spouse -- aged 89 or younger -- is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;




  (e) A change for any reason of the Contract Owner or Joint Contract Owner (or Annuitant, if the Contract Owner is a non-natural person) subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);



  (f)        The effective date of the Guaranteed Principal Option or;


  (g) The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed).




If a Contract Owner or Joint Contract Owner dies and:



  o the spouse elects to continue the Contract and the GMIB Plus III optional benefit under termination provision (d) above; and


  o before the 10-year waiting period to exercise the GMIB Plus III optional benefit has elapsed, the GMIB Plus III optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary on or following the spouse's 90th birthday);



we will permit the spouse to exercise the GMIB Plus III optional benefit within the 30 days following the Contract Anniversary on or following his or her 90th birthday, even though the 10-year waiting period has not elapsed.



Under our current administrative procedures, we will waive the termination of the GMIB Plus III if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.



124

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                                                    ---------------------------

When the GMIB Plus III terminates, the corresponding GMIB Plus III charge terminates and the GMIB Plus III investment allocation restrictions and any subsequent Purchase Payment restrictions, described above, will no longer apply. If you elected both the GMIB Plus III and EDB II riders, the EDB II investment allocation restrictions and any subsequent Purchase Payment restrictions described in "Purchase -- Investment Allocation and Other Purchase Payment Restrictions for GMIB Plus II, GMIB Plus III, Lifetime Withdrawal Guarantee II, EDB I, and EDB II" will continue to apply.



USE OF AUTOMATED REQUIRED MINIMUM DISTRIBUTION SERVICE AND SYSTEMATIC WITHDRAWAL PROGRAM WITH THE GMIB PLUS III



For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2



Used with the GMIB Plus III, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the GMIB Plus III income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of annuity payments under the or GMIB Plus III.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.



Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see "Access to Your Money -- Systematic Withdrawal Program"). In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed 5% of the Annual Increase Amount at the beginning of the Contract Year. Any amounts above 5% of the Annual Increase Amount that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect GMIB Plus III and enroll in the Systematic Withdrawal Program and elect to receive monthly payments totaling 5% of the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.



If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the income base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of annuity payments under the GMIB Plus III.



To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact your Administrative Office.



Note on Graphs and Examples:
---------------------------




The purpose of these examples is to illustrate the operation of the GMIB Plus III optional benefits. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes or tax penalties.




                                                                             125

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---------------------------

(1)   Withdrawal Adjustments to Annual Increase Amount


   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of
   ---------------------------------------------------------------------------
   the Annual Increase Amount from the prior Contract Anniversary.
   ---------------------------------------------------------------


   Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).


   Proportionate adjustment when withdrawal is greater than 5% of the Annual
   -------------------------------------------------------------------------
   Increase Amount from the prior Contract Anniversary.
   ----------------------------------------------------


   Assume the initial purchase payment is $100,000 and the GMIB Plus III is selected. Assume the Account Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an Account Balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Account Value attributed to that entire withdrawal: 10% (the $10,000 withdrawal reduced the $100,000 Account Value by 10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 - $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year -- for example, two $5,000 withdrawals instead of a single $10,000 withdrawal -- and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).


(2)   The Annual Increase Amount


     Example
     -------


   Assume the Contract Owner is male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Annual Increase Amount is equal to $100,000 (the initial purchase payment). The Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Contract Owner's 91st birthday). At the tenth Contract Anniversary, when he is age 65, the Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.


     Determining a value upon which future income payments will be based
     -------------------------------------------------------------------



   Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the Divisions You selected. your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary on or immediately after the Contract Owner's 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 350% maximum increase limitation). Your




126

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                                                    ---------------------------

   purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at 5% each year adjusted for withdrawals and charges the "Annual Increase Amount of the Income Base") is the value upon which future income payments can be based.

[GRAPHIC APPEARS HERE]





     Determining Your guaranteed lifetime income stream
     --------------------------------------------------



   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your Annual Increase Amount of the Income Base is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount of the Income Base will be applied to the annuity pay-out rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

[GRAPHIC APPEARS HERE]





(3)   The "Highest Anniversary Value" ("HAV")


     Example
     -------



   Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus III. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Account Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Account Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Account Value ($108,000). Assume the Account Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Account Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.




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---------------------------

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Account Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Account Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus III.


     Determining a value upon which future income payments will be based
     -------------------------------------------------------------------


   Prior to annuitization, the Highest Anniversary Value begins to lock in any growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

[GRAPHIC APPEARS HERE]





     Determining Your guaranteed lifetime income stream
     --------------------------------------------------



   Assume that You decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

[GRAPHIC APPEARS HERE]





(4)   Putting it All Together


     Example
     -------


   Continuing the examples in sections (2) and (3) above, assume the Contract Owner chooses to exercise the GMIB Plus III at the tenth Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period.Because the Annual Increase Amount ($162,889) is greater than the Highest Anniversary



128

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                                                    ---------------------------


   Value ($155,000), the Annual Increase Amount ($162,889) is used as the income base. The income base of $162,889 is applied to the GMIB Annuity Table. This yields income payments of $533 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 70, the income base of $162,889 would yield monthly payments of $611; if the Owner were age 75, the income base of $162,889 would yield monthly payments of $717.)


   Assume the Owner, a New York resident, chooses to exercise the GMIB Plus III optional benefit at the 26th Contract Anniversary and elects a Lifetime Income Annuity with a 5-Year Guarantee Period. Assume the Account Value has declined due to poor market performance. The Annual Increase Amount would be limited to the maximum of 350% of the total purchase payments, which equals $350,000. Because the Annual Increase Amount ($350,000) is greater than the Highest Anniversary Value ($155,000), the Annual Increase Amount ($350,000) is used as the income base. The income base of $350,000 is applied to the GMIB Annuity Table. This yields income payments of $1,918 per month for life, with a minimum of 5 years guaranteed. (If the same Owner were instead age 86, the income base of $350,000 would yield monthly payments of $2,258.)


   The above example does not take into account the impact of premium taxes and other taxes. As with other payout types, the amount You receive as an income payment depends on the income type You select, your age, and your sex. The income base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.



   Prior to annuitization, the two calculations (the Annual Increase Amount of the Income Base and the Highest Anniversary Value of the Income Base) work together to protect your future income. Upon annuitization of the Contract, You will receive income payments for life and the Annual Increase Amount, Highest Anniversary Value and the Account Value will cease to exist. Also, the GMIB Plus III may only be exercised no later than the Contract Anniversary on or following the Contract Owner's 90th birthday, and then only after a 10-year waiting period, and then only within a 30 day period following the Contract Anniversary.

[GRAPHIC APPEARS HERE]




   With the GMIB, the income base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract and Contract optional benefit is issued. HOWEVER, IF THEN-CURRENT ANNUITY PURCHASE FACTORS APPLIED TO THE ACCOUNT VALUE WOULD PRODUCE A GREATER AMOUNT OF INCOME, THEN YOU WILL RECEIVE THE GREATER AMOUNT. IN OTHER WORDS, WHEN YOU ANNUITIZE YOUR CONTRACT YOU WILL RECEIVE

---------------------------


   WHATEVER AMOUNT PRODUCES THE GREATEST INCOME PAYMENT. THEREFORE, IF YOUR ACCOUNT VALUE WOULD PROVIDE GREATER INCOME THAN WOULD THE AMOUNT PROVIDED UNDER THE GMIB, YOU WILL HAVE PAID FOR THE GMIB ALTHOUGH IT WAS NEVER USED.

[GRAPHIC APPEARS HERE]





(5)   The Guaranteed Principal Option -- Graph and Example


   Initial investment is $100,000. Assume that no withdrawals are taken. Assume that Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and the Guaranteed Principal Option is exercised at this time.


     The effect of exercising the Guaranteed Principal Option:


   1) A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.



   2) The GMIB Plus III benefit and the benefit charge terminate as of the date that the adjustment is made to the Account Value the Contract continues.


   3) The GMIB Plus III allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value (except as described above under "Restrictions on Investment Allocations if the GMIB Plus III Optional Benefit Terminates.")

[GRAPHIC APPEARS HERE]





   *Withdrawals reduce the original purchase payment (i.e., those payments credited within 120 days of the Contract's issue date) proportionately and, therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.


(6)   The Optional Step-Up: Optional Automatic Annual Step-up


   Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount of the Income Base for GMIB Plus III increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Value at the first Contract Anniversary is $110,000 due to



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   good market performance, and You elected Optional Step-Up to occur under the Optional Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.



     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount of the Income Base automatically resets from $105,000 to $110,000;


   (2) The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the first Contract Anniversary;


   (3) The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


   The Annual Increase Amount of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount of the Income Base, an Optional Step-Up will automatically occur.


     The effect of the Optional Step-Up is:


   (1) The Annual Increase Amount of the Income Base automatically resets from $115,500 to $120,000;


   (2) The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the second Contract Anniversary;


   (3) The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at that time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


   Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Value would exceed the Annual Increase Amount of the Income Base and an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).


     The effect of each Optional Step-Up is:


   (1) The Annual Increase Amount of the Income Base automatically resets to the higher Account Value;


   (2) The 10-year waiting period to annuitize the Contract under the GMIB Plus III is reset to 10 years from the date of the Optional Step-Up;


   (3) The charge is reset to the fee we charge new Contract Owners for the same GMIB Plus III optional benefit at the time; and


   (4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.



After the seventh Contract Anniversary, the initial Optional Automatic Annual Step-Up election expires. Assume You do not make a new election of the Optional Automatic Annual Step-Up. The Annual Increase Amount of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount of the Income Base. However, because the Optional Step-Up has locked-in previous gains, the



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Annual Increase Amount of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 90th birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 350% maximum increase limitation). Also, please note:


   (1) The 10-year waiting period to annuitize the Contract under the GMIB Plus III remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);


   (2)   The charge remains at its current level; and



   (3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

[GRAPHIC APPEARS HERE]





(7)   Required Minimum Distributions Examples



Assume an IRA Contract is issued on September 1, 2014 and the GMIB Plus III is selected. Assume that on the first Contract Anniversary (September 1, 2015) the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2015 with respect to this Contract is $6,000, and the required minimum distribution amount for 2016 with respect to this Contract is $7, 200. Assume that on both the first Contract Anniversary (September 1, 2015) and the second Contract Anniversary (September 1, 2016) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greatest of:


   (a)        5%; or


   (b)        the required minimum distribution rate (as defined below).



The required minimum distribution rate equals the greater of:


   (1) the required minimum distribution amount for 2015 ($6,000) or for 2016 ($7,200), whichever is greater, divided by sum of: (i) the Annual Increase Amount as of September 1, 2015 ($100,000) and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);


   (2a)  if the Contract Owner enrolls only in the Automated Required Minimum
                                       ----
         Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or



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   (2b)  if the Contract Owner enrolls in both the Systematic Withdrawal
                                          ----
         Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of 5% of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent repurchase payments received during the Contract Year before the end of the calendar year.



Because $7,200 (the required minimum distribution amount for 2016) is greater than $6,000 (the required minimum distribution amount for 2015), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.


(1)   Withdrawals Through the Automated Required Minimum Distribution Service
      -----------------------------------------------------------------------



If the Contract Owner enrolls in the automated required minimum distribution service and elects monthly withdrawals, the Contract Owner will receive $6,800 over the second Contract Year (from September 2015 through August
2016).Assuming the Contract Owner makes no withdrawals outside the automated required minimum distribution service, on September 1, 2015, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the automated required minimum distribution service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.




Why does the Contract Owner receive $6,800 under the automated required minimum Distribution service in this example? From September through December 2015, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2015 divided by 12). From January through August 2016, the Contract Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2016 divided by 12). The Contract Owner receives $2,000 in 2015 and $4,800 in 2016, for a total of $6,800.



(2)   Withdrawals Outside the Automated Required Minimum Distribution Service
      -----------------------------------------------------------------------



If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2015 in December 2015, and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000), $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.



If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2016 in January 2016 and makes no other withdrawals from September 2015 through August 2016, the Annual Increase Amount on September 1, 2016 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200) = $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.


(3)   Withdrawals in Excess at the Required Minimum Distribution Amounts
      ------------------------------------------------------------------



Assume the Contract Owner withdraws $7,250 on September 1, 2015 and makes no other withdrawals before the second Contract Anniversary.Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2015 and 2016, the annual increase rate will be 5% and the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50. On September 1, 2015, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase



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---------------------------

Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750).
Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2016) will be $97,387.50 ($92,750 increased by 5% per year compounded annually).


(4)   No Withdrawals
      --------------



If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2016 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2015 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0). If the Contract was issued in New York State, the Annual Increase Amount cannot exceed 350% of total purchase payments, or, if greater, 350% of the Annual Increase Amount as of the most recent Optional Step-Up.



DESCRIPTION OF GMIB PLUS III (AVAILABLE FROM JULY 19, 2010 THROUGH FEBRUARY 25,
   2011)



For Contracts issued with the GMIB Plus III optional benefit in states other than New York from July 19, 2010 through February 25, 2011, the following differences apply:


(1) The GMIB Annuity Table is based upon the Annuity 2000 Mortality Table with a 10-year age set back and an interest rate of 1.5% per year.


(2) The GMIB pay out rates are enhanced to be at least 5.5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 62 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62; (iii) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period.


(3) The GMIB pay out rates are enhanced to be at least 5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 60 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 60; (iii) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period.



DESCRIPTION OF GMIB PLUS III (AVAILABLE IN NEW YORK STATE ONLY BEFORE MAY 1,
   2011)



For Contracts issued with the GMIB Plus III optional benefit before May 1, 2011 in New York State, the following differences apply:


(1) The Annual Increase Amount shall not exceed 270% of total purchase payments, or if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up;


(2) The GMIB pay out rates are enhanced to be at least 5% of the income base (calculated on the date payments are determined) in the event: (i) You take no withdrawals prior to age 60 and there is an income base remaining; (ii) your Account Value is fully withdrawn or decreases to zero on or after age 62; (iii) the Contract was issued on or after age 57; and (iv) the income type is the Lifetime Income Annuity with a 5-Year Guarantee Period;


(3) The charge is 0.95% of the guaranteed minimum income base (which may be increased to the current charge we are charging annuity purchasers for the same optional benefit up to a maximum of 1.50% upon the exercise of an Optional Step-Up), and


(4) The GMIB Annuity Table is based on the Annuity 2000 Mortality Table with a 10-year age set back and an interest rate of 1.5% per year.



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DESCRIPTION OF GMIB PLUS II




GMIB Plus II may have limited usefulness in connection with a qualified Contract, such as an IRA, in circumstances where, due to the ten-year waiting period after purchase (and after an Optional Step-Up), the Owner is unable to exercise the optional benefit until after the required beginning date of required minimum distributions under the Contract.In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the optional benefit. You should consult Your tax adviser prior to electing one of these optional benefits.




In states where approved, the GMIB Plus II was available with Contracts issued on or before July 16, 2010.



GMIB Plus II is identical to GMIB Plus III, with the following exceptions:


(1) The GMIB Plus II income base and withdrawal adjustments are calculated as described above for GMIB Plus III except that the Annual Increase Rate is 5% per year through the Contract Anniversary prior to the Contract Owner's 91st birthday and 0% thereafter. Item (b) under "Annual Increase Rate" above (regarding the required minimum distribution rate) does not apply to the calculation of the income base or the withdrawal adjustments under the GMIB Plus II.


(2) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per year.



(3) The GMIB pay out rates are enhanced to be at least (a) 5.5% of the income base (calculated on the date the payments are determined) in the event:
      (i) You take no withdrawals prior to age 62; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining: and (iii) the income payment type is the Lifetime Income Annuity with a 5-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) in the event;
      (i) You take no withdrawals prior to age 60; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the pay-out option You select is Lifetime Income Annuity with a 5-year Guarantee Period.




For Contracts issued with the GMIB Plus II on or before May 1, 2009, the following additional differences apply:


(1) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 1.5% per year;



(2) The GMIB pay out rates are enhanced to be at least (a) 6% of the income base (calculated on the date the payments are determined) in the event:
      (i) You take no withdrawals prior to age 62; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 62 and there is an income base remaining: and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period, or (b) 5% of the income base (calculated on the date the payments are determined) if: (i) You take no withdrawals prior to age 60; (ii) Your Account Value is fully withdrawn or decreases to zero on or after age 60 and there is an income base remaining; and (iii) the annuity option You select is the Lifetime Income Annuity with a 10-Year Guarantee Period;



(3)   Different investment allocation restrictions apply;



(4) The annual increase rate is 6% through the Contract Anniversary immediately prior to Your 91st birthday and 0% per year thereafter;



(5) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year and if these withdrawals are paid to You (or the



                                                                             135

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---------------------------


   Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and


(6) The fixed annuity options are the Lifetime Income Annuity with a 10-Year Guarantee Period (if You choose to start the annuity option after age 79 the year of the guarantee period component of the annuity option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the Lifetime Income Annuity for Two with a 10-Year Guarantee Period. (Based upon Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years.)




(7) If Your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.20% of the Income Base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.



For Contracts issued in New York State for which applications and necessary paperwork were received at Your Administrative Office on or before May 1, 2009, the following differences apply:



(1) The Annual Increase Rate is 6% per year through the Contract Anniversary prior to the Contract Owner's 91st birthday and 0% thereafter;


(2) The GMIB annuity rates for attained ages 85-90 are the same as those for attained age 84;


(3) The Lifetime Income Annuity for Two income option type is only available if the oldest Annuitant's attained age is 55 or older;


(4) The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up; and



(5) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year and if these withdrawals are paid to You (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year; and



(6) The GMIB Annuity Table is calculated based upon the Annuity Mortality Table with a 7-year age set back with interest of 1.5% per year.



(7) If Your income base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the optional benefit charge to 1.15% of the income base, applicable after the Contract Anniversary on which the Optional Step-Up occurs.




CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the GMIB Plus II are restricted as described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional
Benefits -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."



Description of GMIB II




The GMIB II is no longer available for purchase. The GMIB II was available only for Contract Owners up through age 75, and You could have only elected the GMIB II at the time You purchased the Contract. The GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday.




The GMIB II is otherwise identical to the GMIB Plus II, with the following exceptions:


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                                                    ---------------------------

(1)   The additional charge for GMIB II is 0.50%


(2) The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:



     a. the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter, and



     b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph "b" of the "Annual Increase Rate" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.


(3)   There is no Guaranteed Principal Option.


(4)   There is no Optional Step-Up feature.


(5) There are no limitations to how You may allocate your purchase payments and Account Value among the investment choices.


(6) The following replaces termination provision (a) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III":


     The 30th day following the Contract Anniversary on or following your 85th birthday.


(7) The following replaces termination provision (d) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III":



    Death of the Contract Owner or Joint Contract Owner unless the spouse (age 84 or younger) is the Beneficiary and elects to continue the Contract, or death of the Annuitant if a non- natural person owns the Contract.


(8)   If a Contract Owner or Joint Contract Owner dies and:



     o the spouse elects to continue the Contract and the GMIB under termination provision d) above; and


     o before the 10-year waiting period to exercise the GMIB has elapsed, the GMIB will terminate under termination provision a) above (because it is the 30th day following the Contract Anniversary on or following the spouse's 85th birthday);


    we will permit the spouse to exercise the GMIB within the 30 days following the Contract Anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.


(9) The following replaces termination provision (e) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III":



    A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract.



(10) Termination provisions (f) and (g) of the section "Terminating the GMIB Max I" or "Terminating the GMIB Plus III" do not apply.



                                                                             137

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(11)  The fixed annuity options are the Lifetime Income Annuity with a 10-year
      Guarantee Period (if You choose to annuitize after age 79, the Guarantee Period is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at age 84 and 85) or the Lifetime Income Annuity for Two with a 10-year Guarantee Period (not available for qualified Contracts where the difference in ages of the joint Annuitants, who are non-spouses, is greater than 10 years).


(12)  There are no enhanced payout rates.


(13) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set back with interest of 2.5% per year.


(14)  Subsequent purchase payments are not currently restricted under the GMIB
II.



Guaranteed Withdrawal Benefits


We offer optional guaranteed withdrawal benefits for an additional charge. There are two GWBs, under this Contract:


     o  Lifetime Withdrawal Guarantee II ("LWG II")


     o  Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")



None of the GWBs are available for sale.



Each of the GWBs guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals that You may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your benefit has been returned to You. Moreover, if You make your first withdrawal on or after the date You reach age 59 1/2, the LWG II guarantees income for your life (and, for Contracts not issued in New York State, the life of your spouse, if the Joint Life version -is elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1/2), even after the entire amount of purchase payments has been returned. (See "Description of the LWG II" below.)



There may be versions of each optional GWB that vary by issue date and state availability. In addition, a version may become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) are available in your state. If You have already been issued a Contract, please check your Contract and optional benefits for the specific provisions applicable to You.




If You purchase a GWB, You must elect one version at the time You purchase the Contract, prior to age 86. Please check with your registered representative regarding which version(s) are available in your state. You may not have this benefit and the GMIB or the EDB in effect at the same time. Once elected, the optional benefit may not be terminated except as stated below.



MANAGING YOUR WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals or any amount applied to a pay-out option are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee an Account Value or minimum return for any Division. The Benefit Base (as described below) under the Enhanced GWB and the Remaining Guaranteed Withdrawal Amount (as described below) under the LWG II cannot be taken as a lump sum. (However, if You cancel a Lifetime Withdrawal Guarantee benefit after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the




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                                                    ---------------------------


first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. The Guaranteed Principal Adjustment feature is not available in Washington State. (See "Description of the LWG II -- Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount.




If in any Contract Year You take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that You or your Beneficiary will receive from the Contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the LWG). This reduction may be significant and means that return of your purchase payments may be lost. The GWB charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the LWG) until termination of the optional benefit.




For purposes of calculating the Guaranteed Withdrawal Amount or the Total Guaranteed Withdrawal Amount (for the LWG), purchase payment credits (i.e., bonus payments) are not included. In any event, withdrawals under the GWB will reduce your Account Value and death benefit.




CHARGES. If the LWG is in effect, we will continue to assess the LWG Optional benefit charge even in the case where your Remaining Guaranteed Withdrawal Amount, as described below, equals zero. However, if the Enhanced GWB is in effect, we will not continue to assess the GWB charge if your Benefit Base, as described below, equals zero.



TAX TREATMENT. The tax treatment of withdrawals under the Enhanced GWB and LWG II is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the LWG) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.



-ENHANCED GWB, LWG AND DECEDENT CONTRACTS. If You are purchasing this Contract with a non-taxable transfer of the death benefit proceeds of any annuity contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may not purchase the LWG.



If You are purchasing this Contract with a nontaxable transfer of the death -benefit proceeds of any Non-Qualified annuity contract of which You were the Beneficiary and You are "stretching" the distributions under the IRS required distribution rules, You may not purchase the Enhanced GWB.




LWG II may be known as "MetLife Lifetime Withdrawal Guarantee 2008" in sales literature or other materials




TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the LWG II is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. If You take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year



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that exceeds the Annual Benefit Payment, then we will reduce the Total
Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Account Value is lower than the Total Guaranteed Withdrawal Amount (see "Managing Your Withdrawals" below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.



REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments, and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charge). If, however, You take an Excess Withdrawal, then we will reduce the Remaining Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charge) reduces the Account Value. This reduction may be significant, particularly when the Account Value is lower than the Remaining Guaranteed Withdrawal Amount (see "Managing Your Withdrawals" below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under "Annual Benefit Payment," the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Contract Owner or oldest Joint Owner (or the Annuitant if the Contract Owner is non-natural person) is age
59 1/2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the LWG (see "Additional Information" below).



ANNUAL BENEFIT PAYMENT. For all Contracts except Contracts issued in New York State, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make the first withdrawal during the Contract Year in which You attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% withdrawal rate if You make your first withdrawal during the Contract Year in which You attain age 76 or older).


     Annual Benefit Payment (New York State only). For Contracts issued in New York State, if You elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if You make the first withdrawal during the Contract Year in which You attain, or will attain age 76 or older). If You elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (6% withdrawal rate if You make the first withdrawal during a Contract Year in which the younger spouse will attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (6% withdrawal rate if You make your first withdrawal during a Contract Year in which the younger spouse will attain age 76 or older).



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IT IS IMPORTANT TO NOTE:


  o If You take your first withdrawal before the date You reach age 59 1/2 (or, for Contracts issued in New York State with the Joint Life Version, if You take your first withdrawal before the date when both You and your spouse are at least 59 1/2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance so long as You do not take Excess Withdrawals, however, You will not be guaranteed income for the rest of your life.



  o  If You take your first withdrawal on or after the date you reach age
     59 1/2, we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life Version is elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuance, and, for Contracts issued in New York State, if You take your first withdrawal when both You and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount or your Account Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the benefit charge, we will pay to You the remaining Annual Benefit Payment, if any, not yet withdrawn during that Contract Year in which the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit payment to You each year for the rest of your life (and your spouse's life, if applicable). Therefore, You will be guaranteed income for life.



  o If You take your first withdrawal during the Contract Year in which You attain age 76 or older, your Annual Benefit payment will be set equal to a 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if You elect the Joint Life Version, if You take your first withdrawal during the Contract Year the younger spouse attains or will attain age 76 or older, your Annual Benefit will be set equal to 6% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.


  o IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.


  o At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the LWG II. Annuitization may provide higher income amounts if the current annuity option rates applied to the adjusted Account Value on the date payments begin exceed the payments under the LWG II optional benefit. Also, income payments provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the LWG II optional benefit.


  o You have the option of receiving withdrawals under the LWG II feature or receiving payments under an pay-out option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, You should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher



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     future payments through potential increases to the value of the LWG II, your potential need to make additional withdrawals in the future, and the relative values to You of the death benefits available prior to and after annuitization. See "Lifetime Withdrawal Guarantee and Annuitization" below.



MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have made an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE APPLICABLE WITHDRAWAL RATE (SEE "ANNUAL BENEFIT PAYMENT" ABOVE FOR HOW THE WITHDRAWAL RATE IS DETERMINED).



IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL REDUCE THE REMAINING TOTAL GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE ACCOUNT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. AN EXCESS WITHDRAWAL THAT REDUCES THE ACCOUNT VALUE TO ZERO WILL TERMINATE THE CONTRACT.



IF YOU TAKE AN EXCESS WITHDRAWAL IN A CONTRACT YEAR, YOU MAY BE ABLE TO REDUCE THE IMPACT OF THE EXCESS WITHDRAWAL ON YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT BY MAKING TWO SEPARATE WITHDRAWALS (ON DIFFERENT DAYS) INSTEAD OF A SINGLE WITHDRAWAL. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see Example B. When Withdrawals Do Exceed the Annual Benefit Payment (LWG II -- Proportionate Reduction).



You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount, You cannot withdraw 3% in one year and then withdraw 7% the next year without making an Excess Withdrawal in the second year.



AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Contract Owner's 91st birthday (or in New York State, the youngest spouse's 91st birthday, if the Joint Life Version is elected), an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).



The Automatic Annual Step-Up:


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  o  resets the Total Guaranteed Withdrawal Amount and the Remaining
     Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $10,000,000 regardless of whether or not You have taken any withdrawals;



  o resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if You make Your first withdrawal during the Contract Year in which You attain age 76 or older) or, for Contracts issued in New York State, if the Joint Life version of LWG II was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 6% if You make Your first withdrawal during the Contract Year in which the younger spouse attains or will attain age 76 or older); and



  o  may reset the LWG II charge to a rate that does not exceed the lower of:
     (a) the maximum of 1.60% (Single Life version) or 1.80% (Joint Life version) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up.




In the event that the charge applicable to Contract purchases at the time of the step-up is higher than Your current LWG II charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the Contract Anniversary.



Once You notify us of Your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Up until You notify us in writing at your Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive Your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause Your Account Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.




REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other Contracts subject to Section

401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first

Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled only in the
                                                               ----
automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other withdrawal program. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.



INVESTMENT ALLOCATION RESTRICTIONS. If You elect the LWG II, there are certain investment allocation restrictions. Please see "Your Investment
Choices -- Investment Allocation Restrictions For Certain Optional Benefits" above.



CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the LWG II are restricted as described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional
Benefits -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."



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JOINT LIFE VERSION. Like the Single Life version of the LWG II, the Joint Life version must be elected at the time You purchase the Contract, and the Contract Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the owner of the Contract dies (or when the first Joint Owner dies), the LWG II will automatically remain in effect only if the spouse is the primary Beneficiary and elects to continue the Contract under the spousal continuation provisions. This means that if You purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the withdrawal rate upon continuation of the Contract and the LWG II optional benefit by the spouse will be based on the age of the Contract Owner, oldest Joint Owner or youngest spouse (if the joint Life version is elected in New
York) at the time the first withdrawal was taken. In situations in which a trust is both the owner and Beneficiary of the Contract, the joint Life version of the benefit would not apply.



For Contracts issued in New York State, in order for You and your spouse to receive lifetime income, both You and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II optional benefit in New York State. In addition, the withdrawal rate for the joint Life Version of LWG II may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State -- (see "Annual Benefit Payment" above).




CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the eligible Contract Anniversary in writing at our Administrative Office. The cancellation will take effect on receipt of your request. If cancelled, the LWG II will terminate, we will no longer deduct the LWG II charge and, the investment allocation restrictions described in "Investment Choices -- Investment Allocation Restrictions for Certain Optional Benefits" will no longer apply. The Contract, however, will continue.



If You cancel the LWG II on the fifteenth Contract Anniversary or any eligible Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value (does not apply to Contracts issued in Washington State). The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) - (b) where:


(a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges), and


(b)        is the Account Value on the date of cancellation.




The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.




Only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Account Value and impact whether or not a benefit is



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due. Therefore, the LWG II may not be appropriate for You if You intend to make additional purchase payments after the 120 day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature. The Guaranteed
Principal Adjustment feature is not available in Washington State.



TERMINATION OF THE LWG II. The LWG II will terminate upon the earliest of:


(1) The date of a full withdrawal of the Account Value (a pro rata portion of the charge will be assessed; You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of this optional benefit have been met);


(2) The date the Account Value is applied to a pay-out option (a pro rata portion of the charge for this benefit will be assessed);


(3) The date there are insufficient amounts to deduct the LWG -II benefit charge from your Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the charge and You are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of this optional benefit have been met, however You will have no other benefits under the Contract);



(4) Death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the joint Life version of the LWG II, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;




(5) Change in Contract Owners or Joint Contract Owners or Annuitants (if the Contract Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the charge for this benefit will be assessed, except for termination due to death);



(6) The Contract is terminated (a pro-rata portion of the charge will be assessed, except for termination due to death.)


(7)   Effective date of the cancellation of this benefit by the Contract Owner;


(8) The date You assign your Contract (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures; or



(9) For Contracts issued in New York State with the joint Life Version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.




Under our current administrative procedures, we will waive the termination of the LWG II if You assign a portion of the Contract under the following limited circumstances. If the assignment is solely for your benefit on account of your direct transfer of the Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.



Once the optional benefit is terminated, the LWG II charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.




ADDITIONAL INFORMATION. The LWG II may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II is in effect, an alternative death benefit amount will be calculated under the LWG II that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this




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death benefit amount is greater than the death benefit provided by your
Contract, and if You made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.



Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the alternative death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing.



If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.




We reserve the right to accelerate any payment in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the LWG II because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the LWG II charge; or (3) the Contract Owner dies, except where the Beneficiary or Joint Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.



LIFETIME WITHDRAWAL GUARANTEE AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of Your Contract, You must make an election if You would like to extend Your annuity date to the latest date permitted (subject to restrictions that may apply in Your state and Your current established administrative procedures). If You elect to extend Your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Account Value on the annuity date.




If You annuitize at the latest date permitted, You must elect one of the following options:


(1) Annuitize the Account Value under the Contract's pay-out option provisions;


(2) If You took withdrawals before age 59 1/2, and therefore You are not eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero; or



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(3)   If you are eligible for lifetime withdrawals under the LWG II, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary's death for the Joint Life version). If You (or You and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.



If You do not select a pay-out option or elect to receive payments under the LWG II, we will annuitize your Contract under the Lifetime -Income Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your income payment or the pay-out option, if necessary, so your aggregate income payments will not be less than what You would have received under the LWG II.



CHARGES. For the LWG II the current charges are 1.25% of the Total Guaranteed Withdrawal Amount for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs we may increase the LWG II charge to the then current charge for the same optional benefit, but no more than a maximum of 1.60% for the Single Life version or 1.80% for the Joint Life version.




The charge is deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up occurring by withdrawing amounts on a pro rata basis from your Fixed Account Value (if available), Enhanced Dollar Cost Averaging Program balance and Separate Account Value. We take amounts from the Separate Account by canceling Accumulation Units from your Separate Account Value.




For Contracts issued in states where approved before July 13, 2009, the following difference applies:



We increase on each Contract Anniversary the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount until the earlier of : (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.



For Contracts issued in New York State for which applications and necessary paperwork were received at your Administrative Office before December 14, 2009, the following difference applies:



If You elect the Single Life Version, we increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount on each Contract Anniversary beginning with the Contract Anniversary following the date You reach age 63, until the earlier of (a) five years or (b) the date of the first withdrawal from the Contract, by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date You reach 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

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---------------------------

If You elect the Joint Version, we increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.



EXAMPLES OF LWG II




The purpose of these examples is to illustrate the operation of the LWG II. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties. The LWG II does not guarantee an Account Value or minimum investment return for any Investment Division. The Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.



A. LWG


1. A. When Withdrawals Do Not Exceed the Annual Benefit Payment
   ------------------------------------------------------------



Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 - 5%).



Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Guaranteed Total Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Account Value is reduced to zero.

                                                    ---------------------------


If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Contract Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Account Value are reduced to zero. (Under the LWG II, if the Contract Owner makes the first withdrawal during the Contract Year in which You attain age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

[GRAPHIC APPEARS HERE]





B. When Withdrawals Do Exceed the Annual Benefit Payment
   -----------------------------------------------------



LWG II -- Proportionate Reduction



Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 - 5%). (If the Contract Owner makes the first withdrawal during the Contract Year the Contract Owner attains or will attain age 76 or older, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before -the Contract Year he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Account Value was further reduced to $80,000 at year two due to poor market performance. If You withdrew $10,000 at this time, your Account Value would be reduced to $80,000 - $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the entire withdrawal ($10,000) divided by the Account Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% - $87,500 = $4,375.

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---------------------------

(Assume instead that You withdrew $10,000 during year two in two separate withdrawals of $5,000 on different days. Since the first withdrawal of $5,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($5,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before that withdrawal.)


C. LWG -- Automatic Annual Step-Ups (No Withdrawals) (for all states except New
   ----------------------------------------------------------------------------
York)
-----



Assume the Contract Owner, age 67 at issue, elected the LWG II and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.



At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).



At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).



Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000 to $150,000. Because the Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Withdrawal Rate will also reset from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).


D. LWG -- Automatic Annual Step-Ups (No Withdrawals) -- For Contracts issued in
   ----------------------------------------------------------------------------
   New York State (Single Life Only)
   ---------------------------------



Assume the Contract Owner, age 67 at issue elected the LWG II and elected the Single Life version and made an initial purchase payment of $100,000 at the time the Contract was issued. Assume that no withdrawals are taken.



At the first Contract Anniversary, assume the Account Value has increased to $110,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).



At the second Contract Anniversary, assume the Account Value has increased to $120,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).



Assume that on the third through the eighth Contract Anniversaries the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. No Automatic Annual Step-Up will take place on the third through the eighth Contract Anniversaries and the Annual Benefit Payment will remain $6,000 ($120,000 x 5%). Assume the Account Value at the ninth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $120,000

                                                    ---------------------------

to $150,000. Because the Contract Owner is now age 76 and did not take any withdrawals before the Contract Year in which the owner attained age 76, the Automatic Annual Step-Up will also reset the Withdrawal Rate from 5% to 6%. The Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).


II. For Contracts issued in states where approved before July 13, 2009:
    -------------------------------------------------------------------


A. LWG -- Compounding Income Amount (for all states except New York)
   -----------------------------------------------------------------



Assume that a Contract with LWG II had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 - 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



If the second withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 - 5%).



If the second withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 - 107.25%), and the Annual Benefit Payment would increase to $5,363 ($107,250 - 5%).



If the second withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 - 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 - 5%).

---------------------------

If the second withdrawal is taken after the 10th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 - 5%).

[GRAPHIC APPEARS HERE]





B. LWG -- Automatic Annual Step-Up and 7.25% Compounding Amount (No
   ----------------------------------------------------------------
   Withdrawals)(for Contracts issued states where approved before July 13,
   -----------------------------------------------------------------------
   2009)
   -----




Assume that a Contract with LWG II had an initial purchase payment of $100,000. Assume that no withdrawals are taken.



At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 - 5%).



At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 - 5%).



Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract years the Account Value does not exceed

                                                    ---------------------------

the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 - 5%).



At the 10th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Account Value is less than $214,500. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 - 5%).

[GRAPHIC APPEARS HERE]




III. For Contracts Issued in New York State before December 14, 2009:



A.LWG -- Compounding Income Amount
  --------------------------------



Assume that a Contract Owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 - 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)



The Total Guaranteed Withdrawal Amount will increase by 6% of the Total Guaranteed Withdrawal Amount on each Contract Anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.



If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 - 5%).



If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 - 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 - 5%).



If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 - 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 - 5%).

---------------------------

If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 - 5%).

[GRAPHIC APPEARS HERE]





B. For Contracts Issued in New York State -before December 14, 2009:
   -----------------------------------------------------------------
   LWG -- Automatic Annual Step-Up and 6% Compounding Income Amount (No
   --------------------------------------------------------------------
   Withdrawals)
   ------------




Assume that a Contract Owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.



At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Account Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 - 5%).



At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Account Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 - 5%).



Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Account Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Account Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 - 5%).

                                                    ---------------------------

At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Account Value is less than $159,000. There is no Automatic Annual Step-Up since the Account Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 - 5%).



DESCRIPTION OF ENHANCED GWB -(MAY BE KNOWN AS THE "GUARANTEED WITHDRAWAL BENEFIT" IN SALES LITERATURE OR OTHER MATERIALS)



BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum total amount of money that You are guaranteed to receive over time under the Enhanced GWB. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus a credit to the Benefit Base equal to 5% of your initial purchase payment ("the GWB Bonus"). At any subsequent point in time, the Benefit Base is the remaining amount of money that You are guaranteed to receive through withdrawals under the Enhanced GWB. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Account Value below the Benefit Base, You are still guaranteed to be able to withdraw the entire amount of your Benefit Base.



The Benefit Base is equal to:


     o  Your initial purchase payment, increased by the 5% GWB Bonus;


     o  Increased by each subsequent purchase payment, and by the 5% GWB Bonus;


  o Reduced dollar for dollar by withdrawals, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an income option (currently, You may not apply amounts less than your entire Account Value to an annuity option); and



  o If any withdrawal from your Contract is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the Owner is a non-natural person), or results in cumulative withdrawals for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Account Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Account Value, after the decrease for withdrawals. The Benefit Base will also be reset as a result of an Optional Reset as described below.




ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base You may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to You through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB withdrawal rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB withdrawal rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.



MANAGING YOUR WITHDRAWALS. It is important that You carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether You have taken an Excess Withdrawal. You should not take Excess Withdrawals. If You do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if

---------------------------


the Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Account Value after the reduction for the withdrawal (including any applicable Withdrawal Charge) multiplied by the GWB withdrawal rate. Because the -Enhanced GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits You will receive.




You can always take annual withdrawals less than the Annual Benefit Payment. However, if You choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and You withdraw only 4% one year, You cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.



All withdrawals are subject to applicable early Withdrawal Charges and taxes.



REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If You enroll in the automated required minimum distribution service, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amount is greater than your Annual Benefit Payment. You must be enrolled in the automated required minimum distribution service to qualify for this increase in the Annual Benefit Payment. The frequency of your withdrawals must be annual. The automated required minimum distribution service is based on information relating to this Contract only. To enroll in the automated required minimum distribution service, please contact your Administrative Office.



GUARANTEED WITHDRAWAL AMOUNT. We assess the -Enhanced GWB charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB charge we deduct will increase because the charge is a percentage of your Guaranteed Withdrawal Amount.




OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) You may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit.




An Optional Reset will:


o Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Account Value on the date of the reset;


o Reset your Annual Benefit Payment equal to the Account Value on the date of the reset multiplied by the GWB withdrawal rate (7%); and


o Reset the Enhanced GWB charge equal to the then current level we charge for the same benefit at the time of the reset, up to the maximum charge of 1.00%.

                                                    ---------------------------


You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Account Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person).




We must receive your request for a one-time Optional Reset in accordance with our administrative procedures (currently we require You to submit your request in writing) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.




If You elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Account Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.




In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If You discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Resets, the Enhanced GWB optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one-time Optional Reset or reinstate Automatic Annual Resets.)



It is possible to elect a one-time Optional Reset when the Account Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Account Value is smaller than the Guaranteed Withdrawal Amount.) If You elect a one-time Optional Reset when the Account Value before the reset was less than the Guaranteed Withdrawal Amount, You would lock in a higher Benefit Base which would increase the total amount You are guaranteed to receive through withdrawals under the Enhanced GWB optional benefit, and extend the period of time over which You could make those withdrawals. However, You would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a one-time Optional Reset when your Account Value is smaller than the Guaranteed Withdrawal Amount only if You are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, You should only elect a one-time Optional Reset when your Account Value is larger than the Guaranteed Withdrawal Amount.



Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB optional benefit charge. If the current charge in effect at the time of the reset is higher than the charge You are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).



WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 8% of purchase payments taken in the first seven years following receipt of the applicable purchase payment.



TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal tax penalty may apply.



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CANCELLATION OF THE ENHANCED GWB. You may elect to cancel the Enhanced GWB in accordance with our administrative procedures (currently we require You to submit your cancellation request in writing to our Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If You cancel the Enhanced GWB, You may not re-elect it. Upon cancellation, the Enhanced GWB charge will no longer apply. The Contract, however, will continue.



TERMINATION OF THE ENHANCED GWB. The Enhanced GWB will terminate upon the earliest of:



(1) the date You make a full withdrawal of your Account Value (a pro rata portion of the charge will apply). (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);



(2) the date You apply all of your Account Value to a pay-out option (a pro rata portion of the charge will apply);



(3) the date there are insufficient amounts to deduct the Enhanced GWB charge from your Account Value (whatever Account Value is available will be applied to pay the annual Enhanced GWB benefit charge). (You are still eligible to receive annual payments until the Benefit Base declines to zero, provided your withdrawals did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met.);




(4) the date we receive due proof of the Owner's death and a Beneficiary claim form, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB is in effect at the time of continuation), all terms and conditions of the Enhanced GWB will apply to the surviving spouse; and
      (b) we will not terminate the benefit until we receive both due proof of the Owner's death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB charge until we receive this information;



(5)   the effective date of cancellation of the optional benefit;



(6) a change of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Contract Owner or Joint Contract Owner or Annuitant, if a non-natural person owns the Contract) (a pro rata portion of the charge will apply); or



(7) the termination of the Contract (a pro rata portion of the charge will apply).




ADDITIONAL INFORMATION. If You take a full withdrawal of your Account Value and the withdrawal does not exceed the Annual Benefit Payment, or your Account Value is reduced to zero because You do not have a sufficient Account Value to pay the Enhanced GWB charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Code. If You or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your Beneficiary will receive these payments. No other death benefit will be paid.




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If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB is in effect, your Beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB.



If the Beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed-upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.



We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s) of the Code). If You terminate the Enhanced GWB because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the Enhanced GWB charge; or (3) the Contract Owner or Joint Owner (or the Annuitant, if the Owner is a non-natural person) dies, except where the Beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, You may not make additional purchase payments under the Contract.




CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the Enhanced GWB are restricted as described in "Your Investment Choices -- Investment Allocation Restrictions For Certain Optional Benefits -- Restrictions on Subsequent Purchase Payments -- GMIB Plus II, GMIB Plus III, Enhanced GWB, LWG II, EDB I, and EDB II."




THE ENHANCED GWB AND ANNUITIZATION. Since the annuity date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years after issue of your Contract, You must make an election if You would like to extend your annuity date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your annuity date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Pay-Out Options (or Income Options)"), or You must make a complete withdrawal of your account Value. If You annuitize at the latest date permitted, You must elect one of the following options:



(1) Annuitize the Account Value under the Contract's pay-out option provisions; or


(2) Elect to receive the Annual Benefit Payment under the Enhanced GWB paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.



If You do not select a pay-out option or elect to receive payments under the Enhanced GWB, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period income payment type. However, if we do, we will adjust your -annuity income payment or the pay-out option, if necessary, so your aggregate -annuity income payments will not be less than what You would have received under the Enhanced GWB.



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---------------------------

CHARGES. The Enhanced GWB is available for an additional charge of 0.55% of the Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Account Value in the Fixed Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling accumulation units from your Account Value in the Separate Account. (The Fixed Account is not available in the C Class -Contracts or a Contract issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contracts.)



EXAMPLES




The purpose of these examples is to illustrate the operation of the Enhanced GWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Divisions chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges and applicable income taxes and penalties.



A. How Withdrawals Affect the Benefit Base
   ---------------------------------------


1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. ($100,000 - 5%). Assume that the Account Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 - $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.


2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Account Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Account Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Account Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.


B. How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit
   --------------------------------------------------------------------------
Payment
-------



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% - $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.


C. How Withdrawals Affect the Annual Benefit Payment
   -------------------------------------------------


1. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Account Value by an additional $1,000, the Account Value would be reduced to $100,000 - $9,000 - $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit



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                                                    ---------------------------

   Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.


2. An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Account Value had increased to $150,000, the Account Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Account Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.


D. How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed
   ----------------------------------------------------------------------
Withdrawal Amount
-----------------



An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% - $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.


E. Putting It All Together
   -----------------------


1. When Withdrawals Do Not Exceed the Annual Benefit Payment



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Account Value was further reduced to $50,000 at year four due to poor market performance. If You withdrew $7,350 at this time, your



                                                                             161

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---------------------------

Account Value would be reduced to $50,000 - $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 - $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

[GRAPHIC APPEARS HERE]




2. When Withdrawals Do Exceed the Annual Benefit Payment
   -----------------------------------------------------



An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the Account Value was further reduced to $50,000 at year four due to poor market performance. If You withdrew $10,000 at this time, your Account Value would be reduced to $50,000 - $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 - $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Account Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Account Value after the withdrawal =



162

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                                                    ---------------------------

$40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% - $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

[GRAPHIC APPEARS HERE]




F. Annual Benefit Payment Continuing When Account Value Reaches Zero
   -----------------------------------------------------------------



An initial purchase payment is made of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000 and the Annual Benefit Payment would be $7,350 ($105,000 - 7%).



Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year. Assume that the Account Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to You (equal on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

---------------------------

In this situation (assuming there are monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

[GRAPHIC APPEARS HERE]




G. How the Optional Reset Works if Elected on the 3rd Contract Anniversary (may
   ----------------------------------------------------------------------------
be elected prior to age 86)
---------------------------



Assume that a Contract had an initial purchase payment of $100,000 and the fee is .55%. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.



The Account Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at .55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at ..55%, the Guaranteed Withdrawal Amount and the Benefit Base would be reset to $148,350, and the Annual Benefit Payment would become 7% - $148,350 = $10,385.



The Account Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to .60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7%
- $179,859 = $12,590.



The Account Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still .60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at ..60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% - $282,582=
$19,781.



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                                                    ---------------------------


The period of time over which the Annual Benefit Payment may be taken would be lengthened.

[GRAPHIC APPEARS HERE]





H. How an Optional Reset May Increase the Benefit Base While Decreasing the
   ------------------------------------------------------------------------
   Guaranteed Withdrawal Amount and Annual Benefit Payment
   -------------------------------------------------------



Assume that a Contract had an initial purchase payment of $100,000. The initial Account Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.



Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Account Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 - 7%). (If You elect Automatic Annual Resets, a reset will not occur if the Account Value is lower than the Guaranteed Withdrawal Amount.)



Under these circumstances, the one-time Optional Reset increases the Benefit Base (the remaining amount of money You are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which You will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the benefit charge is calculated. If the benefit charge rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual benefit charge.



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---------------------------

Pay-Out Options (or Income Options)




Y ou may convert your Contract into a regular stream of income after your
"pay-in" or "accumulation" phase.    The pay-out phase is often referred to as
either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See "Federal Tax Considerations" for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. When You purchase the Contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant's 90th birthday or 10 years from the date your Contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state, and our current established administrative procedures). Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit You have selected. Additionally, if You have selected a living benefit, such as a GMIB or a GWB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the optional benefit and any Guaranteed Principal Option (or the Guaranteed Principal Adjustment for GMIB Max I, GMIB Plus III or GMIB Plus II or LWG, respectively) that may also be provided by the optional benefit.




When considering a pay-out option, You should think about whether You want:


- Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and


- A fixed dollar payment or a variable payment.



Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.



You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.




Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.




If You do not tell us otherwise, your Fixed Account Value and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out option.



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                                                    ---------------------------

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.



Income Payment Types



C urrently, we provide You with a wide variety of income payment types to suit
a range of personal preferences.    You decide the income pay-out type when You
decide to take a pay-out option. Your decision is irrevocable.



There are three people who are involved in payments under your pay-out option:


- Contract Owner: the person or entity which has all rights including the right to direct who receives payment.


- Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.


- Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.



Many times, the Contract Owner and the Annuitant are the same person.



When deciding how to receive income, consider:


- The amount of income You need;


- The amount You expect to receive from other sources;


- The growth potential of other investments; and


- How long You would like your income to be guaranteed.



The following income payment types are currently available. We may make available other income payment types if You so request and we agree. Where required by state law or under a qualified retirement plan, the Annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances.



LIFETIME INCOME ANNUITY: A variable income that is paid as long as the Annuitant is living.



LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the Annuitant is no longer living.



LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two Annuitants is living. After one Annuitant dies, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both Annuitants are no longer living.



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LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity (or the Beneficiary, if the Contract Owner dies during the guarantee period) until the end of the guaranteed period. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.



Allocation




You decide how your money is allocated among the Fixed Income Option and the Divisions.



Minimum Size of Your Income Payment



Y our initial income payment must be at least $100. This means that the amount
used from a Contract to    provide a pay-out option must be large enough to
produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.



The Value of Your Income Payments


Amount of Income Payments



Variable Income Payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.



The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.




The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.




Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Owner will be given the benefit of the higher rates.




Annuity Units



Annuity Units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then




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compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.




AIR



Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Standard Death Benefit Separate Account (the net investment return) charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.




The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.



Valuation



This is how we calculate the Annuity Unit Value for each Division:



- First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


- Next, we subtract the daily equivalent of the Standard Death Benefit Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.


- Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


- Finally, we multiply the previous Annuity Unit Value by this result.



Reallocation Privilege




D uring the pay-out phase of the Contract, You may make reallocations among
Divisions or from the Divisions    to the Fixed Income Option. Each
reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into an Division. There is no Withdrawal Charge to make a reallocation.




For us to process a reallocation, You must tell us:


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- The percentage of the income payment to be reallocated;



- The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and


- The Divisions from which You want to reallocate your income payment.




We may require that You use our original forms to make reallocations.



Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.




When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.


o First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;



o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;


o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;


o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.




When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.




You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.



Here are examples of the effect of a reallocation on the income payment:



o Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)


o Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)




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Please see the "Transfer Privilege" section regarding our transfer restriction policies and procedures.



Charges




Y ou pay the Standard Death Benefit Separate Account charge for your Contract
class during the pay-out phase    of the Contract except that the Separate
Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization Portfolios). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.



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GENERAL INFORMATION


Administration

All transactions will be processed in the manner described below.



Purchase Payments


Send your purchase payments, by check, cashier's check or certified check, made payable to "MetLife," to the appropriate address below.



(We reserve the right to receive purchase payments by other means acceptable to us.)



REGULAR MAIL                 EXPRESS MAIL
---------------------------- --------------------------------
MetLife Preference Premier   MetLife Preference Premier
PO Box 10342                 4700 Westown Parkway, Suite 200
Des Moines, IA 50306-0342    West Des Moines, IA 50266


We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.



We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.



Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at your Administrative Office, except when they are received:


- On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or


- After the close of the Exchange.



In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.



We reserve the right to credit your initial purchase payment to You within two days after its receipt at your Administrative Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five



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business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.



Confirming Transactions


You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.



Processing Transactions


We permit You to request transactions by mail, telephone and Internet. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.



If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.



By Telephone or Internet


You may obtain information and initiate a variety of transactions by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:


- Account Value


- Unit Values


- Current rates for the Fixed Account


- Transfers


- Changes to investment strategies


- Changes in the allocation of future purchase payments.



Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Administrative Office.



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We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.




Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:


- any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or


- any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.



Telephone and Computer Systems



Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Administrative Office.




After Your Death



If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program -and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.




Abandoned Property Requirements



Every state has unclaimed property laws that generally declare non-ERISA ("Employee Retirement Income Security Act") annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract's maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However,




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the state is obligated to pay the death benefit (without interest) if your
Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7722 to make such changes.



Misstatement



We may require proof of age or sex (where permitted) of the Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Owner's, Annuitant's or Beneficiary's life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).




Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.



Third Party Requests


Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.



Valuation -- Suspension of Payments



We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.



When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of Annuity Units You receive on the next available Annuity Unit Value.




We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:


- rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or


- during any other period when the SEC by order so permits.



Cybersecurity Risks



O ur variable annuity contract business is largely conducted through digital
communications and data storage    networks and systems operated by us and our
service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.



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We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as Contract Owners and their Contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.




Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Contract Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.




Advertising Performance




W e periodically advertise the performance of the Divisions. You may get
performance information from a     variety of sources including your quarterly
statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.




We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.




YIELD is the net income generated by an investment in a particular Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.



CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an Accumulation or Annuity Unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Withdrawal Charges and the charge for the EDB, the Earnings Preservation Benefit, GMIBs or the GWBs. Withdrawal Charges would reduce performance experience.



AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge, the additional Separate Account charge for the American Funds Growth-Income and American Funds Global Small Capitalization Divisions and the Annual Contract Fee and applicable Withdrawal Charges since the Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Contract. These figures also assume a steady annual rate of return. They assume that combination of optional benefits that would produce the greatest total Separate Account charge.



Performance figures will vary among the various classes of the Contracts and the Divisions as a result of different Separate Account charges and Withdrawal Charges.




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We may calculate performance for certain investment strategies including Equity
Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the EDB, the Earnings Preservation Benefit, GMIBs or the GWBs. This percentage return assumes that there have been no withdrawals or other unrelated transactions.




For purposes of presentation of Non-Standard Performance, we may assume the Contracts were in existence prior to the inception date of the Divisions that funds the Contract. In these cases, we calculate performance based on the historical performance of the underlying Brighthouse Trust I, Brighthouse Trust II, and American Funds(R) Portfolios since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contract had been introduced as of the Portfolio inception date.



We may also present average annual total return calculations which reflect all Separate Account charges and applicable Withdrawal Charges since the Portfolio inception date. We use the actual Accumulation Unit or Annuity Unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Contracts had been introduced as of the Portfolio inception date.




Past performance is no guarantee of future results.



We may demonstrate hypothetical future values of Account Values over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.



We may demonstrate hypothetical future values of Account Values for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.



We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.



We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.



We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.



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We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.



Any illustration should not be relied on as a guarantee of future results.



Changes to Your Contract



W e have the right to make certain changes to your Contract, but only as
permitted by law. We make changes     when we think they would best serve the
interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:


- To operate the Separate Account in any form permitted by law.


- To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.



- To transfer any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.




- To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.



- To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.




If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.




Voting Rights




B ased on our current view of applicable law, You have voting interests under
your Contract concerning    Brighthouse Trust I, Brighthouse Trust II, or
American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.



We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.




You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion.



There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we



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receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:



- The shares for which voting instructions are received, and


- The shares that are voted in proportion to such voting instructions.



However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.



Who Sells the Contracts



MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts.




MLIDC's principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Contracts to new purchasers, but continue to accept purchase payments from existing Contract Owners. The Contracts may also be sold through the mail, the Internet or by telephone.



There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts.



MLIDC pays compensation based upon a `gross dealer concession' model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.00% to 7.15% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 1.00% (depending on the class purchased) of the Account Value each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.



Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive



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different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.



Financial Statements


Our financial statements and the financial statements of the Separate Account have been included in the SAI.



When We Can Cancel Your Contract



We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months (36 consecutive months in New York State) and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate the Contract if it includes an LWG. In addition, we will not terminate any Contract that includes the Enhanced GWB or a GMIB or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/Income Base of the optional benefit, or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.



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FEDERAL TAX CONSIDERATIONS


Introduction


T he following information on taxes is a general discussion of the subject. It
is not intended as tax advice. Code   and the provisions of the Code that
govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.



We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.



To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



Any Code reference to "spouse" includes those persons who enter into lawful marriages under state law, regardless of sex.



Non-Qualified Annuity Contracts


This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified plan. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE
IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.



Accumulation



Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on Accumulated Value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for the exclusion benefit of a natural person.



In contrast, a Contract owned or not treated as held by a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in Accumulated Value in the Contract in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Value will be subject to current income taxation.




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Surrenders or Withdrawals -- Early Distribution



If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the Accumulated Value is less than your purchase payments upon surrender of your Contract, You might be able to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction.




The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal is taken prior to You reaching age 59 1/2, unless an exception applies. Exceptions include distributions made:


  (a)        on account of your death or disability,


  (b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or


  (c) under certain immediate income annuities providing for substantially equal payments made at least annually.



If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.



Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.



If your Contract has been purchased with an Optional Two Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.



Treatment of Separate Account Charges


It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.



Guaranteed Withdrawal Benefits


If You have purchased the Enhanced GWB or LWG, where otherwise made available, note the following:



The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to Withdrawal Charges). This could result in a greater



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amount of taxable income in certain cases. In general, at the present time,
MetLife intends to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.



In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See "Taxation of Payments in Annuity Form" below.)



MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).



Aggregation



If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see "Taxation of Payments in Annuity Form" below).




Exchanges/Transfers



The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the Accumulated Value of your annuity exceeds your investment in the Contract (your "gain"). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.



A transfer of ownership of the Contract, or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.




Death Benefits



The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).




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After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.




If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.



If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person.




Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Owner.



For Contracts owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first Joint Annuitant.




Investor Control



In certain circumstances, Owners of variable annuity non-qualified contracts have been considered to be the Owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the Owner of the Separate Account assets supporting the Contract.




Taxation of Payments in Annuity Form



Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable annuity payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio determined at the time the Contract is annuitized (i.e., the Accumulated Value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered.



Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.




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We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater -- or less -- than the taxable amount determined by us and reported by us to You and the IRS.




Once You have recovered the investment in the Contract, further annuity payments are fully taxable.



If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.




The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and Divisions, as well as transfers between investment options after the Annuity Starting Date.




Once annuity payments have commenced, You may not be able to transfer withdrawals to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.




If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.




3.8% Tax on Net Investment Income


Federal tax law imposes a 3.8% Medicare tax on the lesser of:


  (1) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or


  (2) the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).



"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.



You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.



Puerto Rico Tax Considerations


The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.



Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.



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The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.



You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



Qualified Annuity Contracts



Introduction


T he Contract may be purchased through certain types of retirement plans that
receive favorable treatment   under the Code ("tax qualified plans").
Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.



The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.



We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.



All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.



A Contract may also be available in connection with an employer's non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.



Accumulation


The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.



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Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.




The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.




Taxation of Annuity Distributions


If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).



Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.



If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.



With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.



Guaranteed Withdrawal Benefits


If You have purchased the GWB , where otherwise made available, note the following:



The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.



In the event that the Account Value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.



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MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with IRS guidance (whether formal or informal).



Withdrawals Prior to Age 59 1/2


A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.



These exceptions include withdrawals made:


(a)        on account of your death or disability, or


(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.



If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.



A withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).



In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.



Rollovers


Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).




Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one rollover from an IRA to another IRA (or the same
IRA) in any 12 month period and the limit is applied across all IRAs that You own.




Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:


     (a) minimum distribution requirements,


     (b) financial hardship, or


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     (c) for a period of ten or more years or for life.



20% Withholding on Eligible Rollover Distributions


For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code imposes different withholding rules to determine the withholding percentage.



Death Benefits



The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).




Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date).



If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.



If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).



Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.




If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Owner. If your Contract permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.



Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.




If your Beneficiary is not your spouse and your plan and Contract permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.



Required Minimum Distributions


Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:


     (a) the calendar year in which You reach age 70 1/2, or


  (b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.

---------------------------

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.




Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year after You reach age 70 1/2) in order to satisfy the requirement for the applicable tax year.




A tax penalty of 50% applies to the shortfall of any required minimum distributions You fail to receive.



You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs.



Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.




The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Account Value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.




If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.



Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.



Additional Information regarding IRAs


Purchase Payments



T raditional IRA purchase payments (except for permissible rollovers and direct
transfers) are generally not   permitted after You attain age 70 1/2. Except
for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

                                                    ---------------------------

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.



Withdrawals


If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.



Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.



Conversion


Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Value at the date of conversion.




A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.

---------------------------

Distinction for Puerto Rico Code


Rollover



D eferral of the recognition of income continues upon the receipt of a
distribution by a participant from a    qualified plan, if the distribution is
contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.



ERISA Considerations



In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.




Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse" spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.

                                                    ---------------------------

LEGAL PROCEEDINGS


I n the ordinary course of business, MetLife, similar to other life insurance
companies, is involved in lawsuits   (including class action lawsuits),
arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.



It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

---------------------------

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PRINCIPAL UNDERWRITER



CUSTODIAN



DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT



EXPERIENCE FACTOR



VARIABLE INCOME PAYMENTS

     Assumed Investment Return


     Amount of Income Payments


     Annuity Unit Value


     Reallocation Privilege


     Calculating the Annuity Unit Value


     Determining the Variable Income Payment



ADVERTISEMENT OF THE SEPARATE ACCOUNT



VOTING RIGHTS

     Disregarding Voting Rights



TAXES

     Non-Qualified Annuity Contracts


     Qualified Annuity Contracts


     Types of Qualified Plans


     ERISA


     Federal Estate Taxes


     Generation-Skipping Transfer Tax


     Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations



WITHDRAWALS



ACCUMULATION UNIT VALUES TABLES



FINANCIAL STATEMENTS OF SEPARATE ACCOUNT



FINANCIAL STATEMENTS OF METLIFE

                                                    ---------------------------

Appendix A


Premium Tax Table


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.



                                 Non-Qualified    Qualified
                                   Annuities      Annuities
                                ---------------  ----------
  California(1)................ 2.35%            0.50%
  Florida(2)................... 1.00%            1.00%
  Maine(3)..................... 2.00%            0.00%
  Nevada(4).................... 3.50%            0.00%
  Puerto Rico(5)............... 1.00%            1.00%
  South Dakota(6).............. 1.25%            0.00%
  West Virginia................ 1.00%            1.00%
  Wyoming(4)................... 1.00%            0.00%


      1 California applies the qualified tax rate to plans that qualify under the following Code sections: 401(a), 403(b), 404, 408(b) and 501(a).



      2 Annuity purchase payments are exempt from taxation provided the tax savings are passed back to the Contract Owners. Otherwise, they are taxable at 1%.



      3 Maine applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 403(b), 404, 408, 457 and 501.


      4 Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code sections: 401, 403, 404, 408, 457 and 501.



      5 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Value, withdrawals, death benefits or income payments.



      6 Special rate applies for large case annuity policies. Rate is 0.08% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code sections: 401, 403(b), 404, 408, 457 and 501(a).

---------------------------

Appendix B



Accumulation Unit Values For Each Division


These tables show fluctuations in the Accumulation Unit Values for two of the possible combinations offered within the Contract for each Division from year end to year end. Lower charges for the GMIB Plus II, EDB I and LWG II were in effect prior to May 4, 2009. These lower charges are not reflected in the tables below. The information in these tables has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table shows the Contract that bears the total highest charge, and the second table shows the Contract that bears the total lowest charge. The Contract with the total highest charge has these features: Bonus Class, the optional Annual Step-Up Death Benefit and the optional Earnings Preservation Benefit. Charges for the optional EDB, the optional GMIBs and the optional GWBs are made by canceling Accumulation Units and, therefore, these charges are not reflected in the Accumulation Unit Value. However, purchasing the optional EDB Max I in lieu of the optional Annual Step-Up Benefit and the optional GMIB Max I will result in a higher overall charge. The mix with the total lowest charge has these features: R Class and no optional benefit. All other possible combination for each Division within the Contract appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.





1.15 Separate Account Charge......................
                                                          BEGINNING OF
                                                          YEAR             END OF YEAR      NUMBER OF
                                                          ACCUMULATIO  N   ACCUMULATIO  N   ACCUMULATION
INVESTMENT DIVISION...............................  YEAR  UNIT VALUE       UNIT VALUE       UNITS END OF YEAR
AB Global Dynamic Allocation Investment Division    2011   9.99             9.75            18,716,136.30
  (Class B) (5/2/2011)............................
                                                    2012   9.75            10.61            40,378,382.48
                                                    2013  10.61            11.66            48,944,933.33
                                                    2014  11.66            12.37            47,721,353.41
                                                    2015  12.37            12.30            47,048,302.44
                                                    2016  12.30            12.60            45,481,714.85
                                                    2017  12.60            14.15            41,813,754.52
Allianz Global Investors Dynamic Multi-Asset Plus   2014   0.99             1.04             3,018,524.35
  investment Division (Class B) (4/28/2014).......
                                                    2015   1.04             1.02            17,931,166.22
                                                    2016   1.02             1.02            23,279,878.44
                                                    2017   1.02             1.17            22,523,224.69
American Funds(R) Balanced Allocation Investment    2009   6.35             8.97             4,654,191.42
  Division (Class C)..............................
                                                    2010   8.97             9.95            13,165,015.38
                                                    2011   9.95             9.63            17,327,596.33
                                                    2012   9.63            10.81            17,211,574.51
                                                    2013  10.81            12.66            17,115,125.46
                                                    2014  12.66            13.28            16,657,213.31
                                                    2015  13.28            13.03            16,659,580.97
                                                    2016  13.03            13.89            16,790,870.88
                                                    2017  13.89            16.05            15,802,067.85
American Funds(R) Growth Allocation Investment      2009   5.60             8.44             2,633,095.50
  Division (Class C)..............................
                                                    2010   8.44             9.47             3,213,959.15
                                                    2011   9.47             8.91             3,246,936.34
                                                    2012   8.91            10.24             3,279,426.77
                                                    2013  10.24            12.66             3,445,369.19
                                                    2014  12.66            13.32             3,423,749.77
                                                    2015  13.32            13.06             3,330,626.36
                                                    2016  13.06            14.07             3,264,621.03
                                                    2017  14.07            16.88             3,101,362.74

                                                    ---------------------------



American Funds(R) Growth Investment Division       2009       5.03      7.92      2,527,212.88
  (Class C).......................................
                                                   2010       7.92      9.26      6,403,715.45
                                                   2011       9.26      8.73      8,879,349.57
                                                   2012       8.73     10.14      8,758,362.14
                                                   2013      10.14     13.01      7,914,399.72
                                                   2014      13.01     13.91      7,369,532.82
                                                   2015      13.91     14.65      6,686,962.54
                                                   2016      14.65     15.80      6,141,059.90
                                                   2017      15.80     19.98      5,318,373.99
American Funds(R) Moderate Allocation Investment   2009       7.15      9.39      4,857,953.05
  Division (Class C)..............................
                                                   2010       9.39     10.20     12,655,752.66
                                                   2011      10.20     10.10     16,278,678.46
                                                   2012      10.10     11.07     15,969,421.99
                                                   2013      11.07     12.42     15,214,590.76
                                                   2014      12.42     13.03     14,694,724.71
                                                   2015      13.03     12.79     14,107,758.86
                                                   2016      12.79     13.53     13,702,010.15
                                                   2017      13.53     15.11     12,478,924.48
AQR Global Risk Balanced Investment Division       2011      10.34     10.62     22,537,406.42
  (Class B) (5/2/2011)............................
                                                   2012      10.62     11.61     55,835,472.85
                                                   2013      11.61     11.08     55,920,324.20
                                                   2014      11.08     11.39     49,667,248.31
                                                   2015      11.39     10.19     44,408,937.62
                                                   2016      10.19     10.97     40,497,791.77
                                                   2017      10.97     11.91     36,445,909.32
Baillie Gifford International Stock Investment     2009       9.10     13.48        179,958.38
  Division (Class B)..............................
                                                   2010      13.48     14.24        362,906.22
                                                   2011      14.24     11.24        528,565.85
                                                   2012      11.24     13.27        528,005.73
                                                   2013      13.27     15.10        466,984.50
                                                   2014      15.10     14.43        493,795.24
                                                   2015      14.43     13.96        476,695.26
                                                   2016      13.96     14.49        457,066.50
                                                   2017      14.49     19.33        388,287.17
BlackRock Bond Income Investment Division (Class   2009      48.53     52.99        104,843.52
  B)..............................................
                                                   2010      52.99     56.61        416,180.39
                                                   2011      56.61     59.49        584,337.99
                                                   2012      59.49     63.09        654,819.42
                                                   2013      63.09     61.74        700,740.31
                                                   2014      61.74     65.19        819,284.22
                                                   2015      65.19     64.67        837,129.27
                                                   2016      64.67     65.76        849,102.49
                                                   2017      65.76     67.51        846,285.10
BlackRock Capital Appreciation Investment          2009      18.63     27.93        139,619.47
  Division (Class B)..............................
                                                   2010      27.93     32.99        392,079.66
                                                   2011      32.99     29.63        702,015.42
                                                   2012      29.63     33.41        705,716.79
                                                   2013      33.41     44.22        608,725.00
                                                   2014      44.22     47.49        542,859.78
                                                   2015      47.49     49.77        487,281.67
                                                   2016      49.77     49.13        455,398.07
                                                   2017      49.13     64.88        375,084.52

---------------------------



BlackRock Global Tactical Strategies Investment    2011       9.99      9.58      29,055,249.94
  Division (Class B) (5/2/2011)...................
                                                   2012       9.58     10.34      57,152,291.83
                                                   2013      10.34     11.27      63,509,038.38
                                                   2014      11.27     11.80      61,651,076.56
                                                   2015      11.80     11.65      60,576,984.86
                                                   2016      11.65     12.03      57,820,433.13
                                                   2017      12.03     13.48      52,769,091.70
BlackRock Ultra-Short Term Bond Investment
  Division (Class B) (formerly BlackRock Money
  Market
 Investment Division (Class B))................... 2009      25.34     25.12           5,109.43
                                                   2010      25.12     24.83          30,670.74
                                                   2011      24.83     24.55          71,338.50
                                                   2012      24.55     24.27          76,167.88
                                                   2013      24.27     23.99          85,274.79
                                                   2014      23.99     23.72          50,999.79
                                                   2015      23.72     23.44          64,138.94
                                                   2016      23.44     23.20          58,534.41
                                                   2017      23.20     23.08          58,583.64
Brighthouse Asset Allocation 100 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 100
 Investment Division (Class B) and before that     2009       6.41      9.97          27,810.47
   MetLife Aggressive Allocation Investment Division
   (Class B)).....................................
                                                   2010       9.97     11.40         130,300.23
                                                   2011      11.40     12.38               0.00
Brighthouse Asset Allocation 100 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 100
 Investment Division (Class B))................... 2011      12.34     10.59         227,079.19
                                                   2012      10.59     12.22         251,505.90
                                                   2013      12.22     15.64         366,084.87
                                                   2014      15.64     16.25         319,942.15
                                                   2015      16.25     15.74         359,344.76
                                                   2016      15.74     16.96         312,529.50
                                                   2017      16.96     20.61         293,207.10
Brighthouse Asset Allocation 20 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 20
 Investment Division (Class B))................... 2009       9.28     11.47         537,075.92
                                                   2010      11.47     12.48       1,600,953.66
                                                   2011      12.48     12.74       3,116,016.85
                                                   2012      12.74     13.74       3,522,958.69
                                                   2013      13.74     14.17       3,197,581.49
                                                   2014      14.17     14.63       2,796,788.82
                                                   2015      14.63     14.38       2,578,679.44
                                                   2016      14.38     14.86       2,456,917.57
                                                   2017      14.86     15.71       2,104,305.87
Brighthouse Asset Allocation 40 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 40
 Investment Division (Class B))................... 2009       8.49     11.18       1,647,880.06
                                                   2010      11.18     12.33       5,597,293.52
                                                   2011      12.33     12.32       8,966,072.22
                                                   2012      12.32     13.57       9,323,885.52
                                                   2013      13.57     14.88       8,995,729.77
                                                   2014      14.88     15.44       8,765,918.63
                                                   2015      15.44     15.10       8,159,934.68
                                                   2016      15.10     15.83       7,514,445.56
                                                   2017      15.83     17.32       6,933,103.87

                                                    ---------------------------



Brighthouse Asset Allocation 60 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 60
 Investment Division (Class B))................... 2009       7.72      10.83      8,687,086.02
                                                   2010      10.83      12.12     30,198,337.70
                                                   2011      12.12      11.81     44,123,641.56
                                                   2012      11.81      13.23     43,224,999.77
                                                   2013      13.23      15.43     41,744,682.10
                                                   2014      15.43      16.02     39,582,756.36
                                                   2015      16.02      15.64     37,277,012.35
                                                   2016      15.64      16.56     35,160,042.65
                                                   2017      16.56      18.78     32,552,766.76
Brighthouse Asset Allocation 80 Investment
  Division (Class A) (formerly MetLife Asset
  Allocation 80
 Investment Division (Class A) and before that
   MetLife Growth Strategy Investment Division
   (Class B))
 (4/29/2013)...................................... 2013      11.77      13.44        361,586.21
                                                   2014      13.44      13.40              0.00
Brighthouse Asset Allocation 80 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 80
 Investment Division (Class B))................... 2009       7.03      10.42      2,252,337.59
                                                   2010      10.42      11.82      3,076,201.40
                                                   2011      11.82      11.25      3,512,499.97
                                                   2012      11.25      12.83      3,546,537.11
                                                   2013      12.83      15.76      3,520,855.12
                                                   2014      15.76      16.40      3,785,397.70
                                                   2015      16.40      15.94      3,659,009.61
                                                   2016      15.94      17.04      3,420,469.09
                                                   2017      17.04      20.07      3,259,231.84
Brighthouse Asset Allocation 80 Investment
  Division (formerly MetLife Asset Allocation 80
  Investment Division
 and before that MetLife Growth Strategy
   Investment Division (Class B) and before that
   Met/Franklin
 Templeton Founding Strategy Investment Division   2009       6.18       8.95        264,306.85
   (Class B)).....................................
                                                   2010       8.95       9.74        302,472.49
                                                   2011       9.74       9.46        338,351.64
                                                   2012       9.46      10.85        307,635.24
                                                   2013      10.85      11.69              0.00
Brighthouse Balanced Plus Investment Division
  (Class B) (formerly MetLife Balanced Plus
  Investment Division
 (Class B)) (5/2/2011)............................ 2011       9.99       9.39     21,731,454.12
                                                   2012       9.39      10.50     47,291,196.90
                                                   2013      10.50      11.88     74,426,994.74
                                                   2014      11.88      12.87     81,286,547.56
                                                   2015      12.87      12.21     83,123,580.79
                                                   2016      12.21      13.08     82,103,465.30
                                                   2017      13.08      15.30     79,155,170.23
Brighthouse/Aberdeen Emerging Markets Equity
  Investment Division (Class B) (formerly
  Met/Aberdeen
 Emerging Markets Equity Investment Division       2009       5.49      10.40        292,294.23
   (Class B)).....................................
                                                   2010      10.40      12.72        792,854.91
                                                   2011      12.72      10.22      1,346,341.27
                                                   2012      10.22      12.01      1,430,468.92
                                                   2013      12.01      11.28      1,592,603.98
                                                   2014      11.28      10.43      1,699,327.40
                                                   2015      10.43       8.88      1,823,459.53
                                                   2016       8.88       9.79      1,693,060.42
                                                   2017       9.79      12.42      1,550,785.55


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
Brighthouse/Artisan Mid Cap Value Investment
  Division (Class B) (formerly Met/Artisan Mid Cap
  Value
 Investment Division (Class B))................... 2009       16.75      27.63        40,073.84
                                                   2010       27.63      31.35        97,151.57
                                                   2011       31.35      33.00       165,257.34
                                                   2012       33.00      36.40       185,283.83
                                                   2013       36.40      49.12       201,490.15
                                                   2014       49.12      49.38       219,626.00
                                                   2015       49.38      44.09       220,742.45
                                                   2016       44.09      53.46       227,354.74
                                                   2017       53.46      59.48       202,912.65
Brighthouse/Dimensional International Small
  Company Investment Division (Class B) (formerly
 Met/Dimensional International Small Company       2009        8.32      14.30        26,431.26
   Investment Division (Class B)).................
                                                   2010       14.30      17.33        66,330.90
                                                   2011       17.33      14.35        95,189.03
                                                   2012       14.35      16.72       105,113.19
                                                   2013       16.72      21.10        99,537.23
                                                   2014       21.10      19.46       133,068.35
                                                   2015       19.46      20.35       131,481.22
                                                   2016       20.35      21.28       139,169.63
                                                   2017       21.28      27.45       121,836.52
Brighthouse/Eaton Vance Floating Rate Investment
  Division (Class B) (formerly Met/Eaton Vance
  Floating
 Rate Investment Division (Class B)).............. 2010        9.99      10.24        46,498.93
                                                   2011       10.24      10.32       254,726.02
                                                   2012       10.32      10.95       321,820.59
                                                   2013       10.95      11.24       486,222.11
                                                   2014       11.24      11.19       495,277.10
                                                   2015       11.19      10.97       446,508.08
                                                   2016       10.97      11.85       483,566.07
                                                   2017       11.85      12.15       481,892.62
Brighthouse/Franklin Low Duration Total Return
  Investment Division (Class B) (formerly
  Met/Franklin Low
 Duration Total Return Investment Division (Class  2011        9.98       9.78       115,895.24
   B)) (5/2/2011).................................
                                                   2012        9.78      10.09       233,018.37
                                                   2013       10.09      10.09     1,323,087.46
                                                   2014       10.09      10.08     1,624,351.14
                                                   2015       10.08       9.90     1,500,726.20
                                                   2016        9.90      10.10     1,312,932.78
                                                   2017       10.10      10.12     1,443,006.49
Brighthouse/Templeton International Bond
  Investment Division (Class B) (formerly
  Met/Templeton
 International Bond Investment Division (Class     2009        9.99      10.91        12,624.29
   B)) (5/1/2009).................................
                                                   2010       10.91      12.25       102,653.07
                                                   2011       12.25      12.07       175,551.90
                                                   2012       12.07      13.63       181,670.49
                                                   2013       13.63      13.62       196,329.70
                                                   2014       13.62      13.62       186,470.80
                                                   2015       13.62      12.90       186,492.57
                                                   2016       12.90      12.86       186,040.49
                                                   2017       12.86      12.73       182,721.00
Brighthouse/Wellington Core Equity Opportunities
  Investment Division (Class B) (formerly
  Met/Wellington
 Core Equity Opportunities Investment Division     2009       19.10      31.11       332,146.13
   (Class B)).....................................
                                                   2010       31.11      34.35       926,194.84
                                                   2011       34.35      32.51     1,266,027.80
                                                   2012       32.51      36.19     1,230,138.13
                                                   2013       36.19      47.71     1,101,731.84
                                                   2014       47.71      52.05       985,641.98
                                                   2015       52.05      52.56       901,936.26
                                                   2016       52.56      55.62       875,185.59
                                                   2017       55.62      65.33       781,147.00


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
Brighthouse/Wellington Large Cap Research
  Investment Division (Class B) (formerly
  Met/Wellington Large
 Cap Research Investment Division (Class B))...... 2009       6.28      8.73      304,199.63
                                                   2010       8.73      9.69      789,740.66
                                                   2011       9.69      9.60    1,249,088.17
                                                   2012       9.60     10.75    1,193,672.07
                                                   2013      10.75     14.26    1,120,989.92
                                                   2014      14.26     15.99    1,013,433.72
                                                   2015      15.99     16.51      895,987.36
                                                   2016      16.51     17.66      803,402.58
                                                   2017      17.66     21.27      712,673.23
Clarion Global Real Estate Investment Division     2009       6.78     12.63      199,310.66
  (Class B).......................................
                                                   2010      12.63     14.50      534,447.99
                                                   2011      14.50     13.53      812,958.23
                                                   2012      13.53     16.85      840,752.55
                                                   2013      16.85     17.25      914,368.22
                                                   2014      17.25     19.32      933,153.52
                                                   2015      19.32     18.83      910,186.75
                                                   2016      18.83     18.78      890,891.90
                                                   2017      18.78     20.56      853,040.70
ClearBridge Aggressive Growth Investment Division  2009       4.36      6.32       51,513.67
  (Class B).......................................
                                                   2010       6.32      7.74      302,245.24
                                                   2011       7.74      7.90    1,218,407.70
                                                   2012       7.90      9.26    1,293,947.09
                                                   2013       9.26     13.33    1,802,316.10
                                                   2014      13.33     15.66    5,806,780.93
                                                   2015      15.66     14.86    5,705,292.18
                                                   2016      14.86     15.08    5,235,571.30
                                                   2017      15.08     17.66    4,700,360.26
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly ClearBridge Aggressive Growth
  II
 Investment Division (Class B))................... 2009     100.31    154.51       96,556.20
                                                   2010     154.51    167.09      240,871.66
                                                   2011     167.09    152.72      293,839.16
                                                   2012     152.72    184.96      281,888.96
                                                   2013     184.96    235.48      248,702.49
                                                   2014     235.48    245.40            0.00
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge
  Aggressive
 Growth Investment Division (Class B) and before
   that Legg Mason Value Equity Investment Division
   (Class
 B) and before that MFS(R) Investors Trust         2009       3.78      6.37       93,309.13
   Investment Division (Class B)) (Class B).......
                                                   2010       6.37      6.76      251,604.89
                                                   2011       6.76      7.19            0.00
Frontier Mid Cap Growth Investment Division        2009      25.54     41.80       77,402.72
  (Class B).......................................
                                                   2010      41.80     47.52      193,655.03
                                                   2011      47.52     45.45      256,422.42
                                                   2012      45.45     49.74      258,786.24
                                                   2013      49.74     65.12      221,409.88
                                                   2014      65.12     71.37      207,119.71
                                                   2015      71.37     72.40      188,962.26
                                                   2016      72.40     75.26      185,645.15
                                                   2017      75.26     92.95      162,201.92


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


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
Harris Oakmark International Investment Division   2009       9.19      17.73        478,215.20
  (Class B).......................................
                                                   2010      17.73      20.41      1,569,833.30
                                                   2011      20.41      17.30      2,644,486.87
                                                   2012      17.30      22.10      2,555,240.97
                                                   2013      22.10      28.52      2,414,785.11
                                                   2014      28.52      26.56      2,603,624.35
                                                   2015      26.56      25.07      2,599,548.05
                                                   2016      25.07      26.81      2,400,996.40
                                                   2017      26.81      34.57      2,022,625.15
Invesco Balanced-Risk Allocation Investment        2012       1.01       1.04     72,210,858.82
  Division (Class B) (4/30/2012)..................
                                                   2013       1.04       1.05    123,614,083.37
                                                   2014       1.05       1.10    122,831,586.66
                                                   2015       1.10       1.04    127,388,151.90
                                                   2016       1.04       1.15    136,205,501.78
                                                   2017       1.15       1.25    134,455,115.23
Invesco Small Cap Growth Investment Division       2009       8.50      13.04         61,617.86
  (Class B).......................................
                                                   2010      13.04      16.27         91,751.53
                                                   2011      16.27      15.91        128,334.65
                                                   2012      15.91      18.60        142,739.51
                                                   2013      18.60      25.77        149,954.23
                                                   2014      25.77      27.49        153,361.74
                                                   2015      27.49      26.71        148,484.30
                                                   2016      26.71      29.43        134,244.90
                                                   2017      29.43      36.46        125,468.71
Jennison Growth Investment Division (Class B)..... 2009       7.77      11.43        161,983.58
                                                   2010      11.43      12.58        500,921.27
                                                   2011      12.58      12.46        764,641.21
                                                   2012      12.46      14.24      1,431,450.15
                                                   2013      14.24      19.25      1,317,470.48
                                                   2014      19.25      20.69      1,255,596.88
                                                   2015      20.69      22.61      1,196,686.42
                                                   2016      22.61      22.32      1,137,587.94
                                                   2017      22.32      30.23        941,370.96
Jennison Growth Investment Division (Class B)
  (formerly Oppenheimer Capital Appreciation
  Investment
 Division (Class B)).............................. 2009       5.06       7.97        179,154.60
                                                   2010       7.97       8.62        538,904.41
                                                   2011       8.62       8.40        701,769.74
                                                   2012       8.40       9.46              0.00
JPMorgan Core Bond Investment Division (Class B)   2013      11.37      10.83      2,216,738.28
  (4/29/2013).....................................
                                                   2014      10.83      11.26      2,176,265.44
                                                   2015      11.26      11.18      2,147,577.02
                                                   2016      11.18      11.30      2,118,489.42
                                                   2017      11.30      11.54      2,184,141.45
JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment
  Division
 (Class C))....................................... 2009       8.90       9.93        472,039.59
                                                   2010       9.93      10.42      1,460,722.97
                                                   2011      10.42      10.90      1,817,300.15
                                                   2012      10.90      11.30      1,988,219.10
                                                   2013      11.30      11.27              0.00
JPMorgan Global Active Allocation Investment       2012       1.01       1.05     51,981,892.96
  Division (Class B) (4/30/2012)..................
                                                   2013       1.05       1.15    164,056,074.15
                                                   2014       1.15       1.22    191,336,506.58
                                                   2015       1.22       1.21    215,897,009.63
                                                   2016       1.21       1.23    220,112,071.17
                                                   2017       1.23       1.42    203,996,059.92


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


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
JPMorgan Small Cap Value Investment Division       2009       7.87      12.64        64,726.32
  (Class B).......................................
                                                   2010      12.64      14.90       180,898.77
                                                   2011      14.90      13.21       316,902.24
                                                   2012      13.21      15.06       326,392.20
                                                   2013      15.06      19.79       291,410.27
                                                   2014      19.79      20.42       297,061.00
                                                   2015      20.42      18.68       294,281.55
                                                   2016      18.68      24.10       324,240.78
                                                   2017      24.10      24.62       308,579.31
Loomis Sayles Global Markets Investment Division   2009       7.29      10.94        89,314.52
  (Class B).......................................
                                                   2010      10.94      13.19       351,045.47
                                                   2011      13.19      12.85       671,450.07
                                                   2012      12.85      14.85       709,024.20
                                                   2013      14.85      17.20     1,238,206.94
                                                   2014      17.20      17.59     1,166,745.23
                                                   2015      17.59      17.60     1,122,402.18
                                                   2016      17.60      18.23     1,026,126.01
                                                   2017      18.23      22.17       885,571.09
Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income
  Investment
 Division (Class B)).............................. 2009       7.50      10.10        89,782.82
                                                   2010      10.10      11.17       430,212.23
                                                   2011      11.17      11.28       816,958.20
                                                   2012      11.28      12.54       826,664.89
                                                   2013      12.54      13.10             0.00
Loomis Sayles Small Cap Core Investment Division   2009      19.41      29.62       108,435.73
  (Class B).......................................
                                                   2010      29.62      37.25       189,018.51
                                                   2011      37.25      36.95       250,380.86
                                                   2012      36.95      41.74       268,374.96
                                                   2013      41.74      58.05       243,004.55
                                                   2014      58.05      59.40       241,648.36
                                                   2015      59.40      57.70       229,676.73
                                                   2016      57.70      67.86       208,567.96
                                                   2017      67.86      77.12       190,804.20
MetLife Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Aggregate Bond
  Index
 Investment Division (Class B))................... 2009      14.64      15.31     1,769,204.84
                                                   2010      15.31      16.00     4,669,050.68
                                                   2011      16.00      16.97     5,938,826.89
                                                   2012      16.97      17.38     6,399,021.37
                                                   2013      17.38      16.75     7,233,346.84
                                                   2014      16.75      17.46     7,571,768.73
                                                   2015      17.46      17.28     7,630,252.34
                                                   2016      17.28      17.45     7,942,019.13
                                                   2017      17.45      17.76     7,767,609.62
MetLife Mid Cap Stock Index Investment Division    2009       8.83      14.34       494,945.20
  (Class B).......................................
                                                   2010      14.34      17.86     1,005,611.84
                                                   2011      17.86      17.27     1,463,657.58
                                                   2012      17.27      20.03     1,540,647.30
                                                   2013      20.03      26.30     1,434,749.73
                                                   2014      26.30      28.40     1,458,859.71
                                                   2015      28.40      27.34     1,440,262.64
                                                   2016      27.34      32.47     1,338,988.11
                                                   2017      32.47      37.12     1,239,311.73

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
MetLife MSCI EAFE(R) Index Investment Division
  (Class B) (formerly MSCI EAFE(R) Index Investment
  Division
 (Class B))....................................... 2009       7.72      12.37        723,645.98
                                                   2010      12.37      13.20      1,819,585.67
                                                   2011      13.20      11.40      2,734,050.21
                                                   2012      11.40      13.30      2,832,194.87
                                                   2013      13.30      15.98      2,706,566.84
                                                   2014      15.98      14.81      2,981,046.37
                                                   2015      14.81      14.45      3,028,845.24
                                                   2016      14.45      14.43      3,079,922.08
                                                   2017      14.43      17.77      2,705,961.53
MetLife Multi-Index Targeted Risk Investment       2013       1.08       1.13     84,236,317.46
  Division (Class B) (4/29/2013)..................
                                                   2014       1.13       1.22    149,812,332.73
                                                   2015       1.22       1.19    223,171,380.46
                                                   2016       1.19       1.23    245,812,136.76
                                                   2017       1.23       1.40    233,560,827.23
MetLife Russell 2000(R) Index Investment Division
  (Class B) (formerly Russell 2000(R) Index
  Investment
 Division (Class B)).............................. 2009       9.46      14.85        179,232.29
                                                   2010      14.85      18.59        344,045.22
                                                   2011      18.59      17.59        495,214.45
                                                   2012      17.59      20.17        537,110.41
                                                   2013      20.17      27.56        507,144.46
                                                   2014      27.56      28.55        544,526.32
                                                   2015      28.55      26.95        578,459.05
                                                   2016      26.95      32.23        570,620.73
                                                   2017      32.23      36.45        568,288.02
MetLife Stock Index Investment Division (Class B). 2009      23.79      35.88        824,368.94
  .
                                                   2010      35.88      40.61      1,900,471.07
                                                   2011      40.61      40.80      2,429,677.89
                                                   2012      40.80      46.56      2,348,110.59
                                                   2013      46.56      60.61      2,111,322.25
                                                   2014      60.61      67.77      2,002,870.50
                                                   2015      67.77      67.61      1,928,133.10
                                                   2016      67.61      74.44      1,808,622.08
                                                   2017      74.44      89.22      1,612,405.18
MFS Value Investment Division II (Class B)
  (formerly BlackRock Large Cap Value Investment
  Division (Class
 B)).............................................. 2009       7.71      10.47        434,198.51
                                                   2010      10.47      11.28      1,065,040.95
                                                   2011      11.28      11.38      1,626,358.14
                                                   2012      11.38      12.82      1,677,535.30
                                                   2013      12.82      16.69      1,547,442.34
                                                   2014      16.69      18.10      1,552,710.50
                                                   2015      18.10      16.79      1,517,762.92
                                                   2016      16.79      19.60      1,401,137.53
                                                   2017      19.60      20.80      1,328,936.26
MFS(R) Research International Investment Division  2009       8.24      13.50        415,589.91
  (Class B).......................................
                                                   2010      13.50      14.87        800,217.80
                                                   2011      14.87      13.12      1,114,555.17
                                                   2012      13.12      15.14      1,144,364.66
                                                   2013      15.14      17.85      1,103,011.68
                                                   2014      17.85      16.42      1,155,236.25
                                                   2015      16.42      15.94      1,156,074.79
                                                   2016      15.94      15.62      1,141,684.45
                                                   2017      15.62      19.79        989,917.03


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


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
MFS(R) Total Return Investment Division (Class B). 2009       33.11      43.43        33,466.57
  .
                                                   2010       43.43      47.14        99,551.27
                                                   2011       47.14      47.61       129,686.37
                                                   2012       47.61      52.39       137,061.67
                                                   2013       52.39      61.47       127,733.43
                                                   2014       61.47      65.85       136,972.14
                                                   2015       65.85      64.84       131,957.07
                                                   2016       64.84      69.82       127,170.61
                                                   2017       69.82      77.42       116,842.62
MFS(R) Value Investment Division (Class B)........ 2009        9.35      13.63       240,926.10
                                                   2010       13.63      14.98       672,419.81
                                                   2011       14.98      14.91       987,913.48
                                                   2012       14.91      17.14     1,107,181.48
                                                   2013       17.14      22.95     1,764,616.91
                                                   2014       22.95      25.08     1,731,882.36
                                                   2015       25.08      24.70     1,656,897.09
                                                   2016       24.70      27.86     1,614,017.44
                                                   2017       27.86      32.39     1,450,482.83
MFS(R) Value Investment Division (Class B)
  (formerly Met/Franklin Mutual Shares Investment
  Division (Class
 B)).............................................. 2009        5.60       8.16       239,309.53
                                                   2010        8.16       8.95       872,804.35
                                                   2011        8.95       8.80     1,347,305.33
                                                   2012        8.80       9.91     1,333,093.55
                                                   2013        9.91      10.87             0.00
Morgan Stanley Mid Cap Growth Investment Division  2010       13.30      15.47       165,462.25
  (Class B).......................................
                                                   2011       15.47      14.24       287,795.21
                                                   2012       14.24      15.38       363,919.68
                                                   2013       15.38      21.14       332,922.65
                                                   2014       21.14      21.11       313,188.10
                                                   2015       21.11      19.82       319,209.69
                                                   2016       19.82      17.94       315,009.90
                                                   2017       17.94      24.81       285,902.69
Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (formerly FI Mid Cap Opportunities
  Investment
 Division (Class B)).............................. 2009        8.63      12.16        54,119.36
                                                   2010       12.16      13.17             0.00
Neuberger Berman Genesis Investment Division       2010       15.28      16.77        44,618.11
  (Class B).......................................
                                                   2011       16.77      17.49       110,219.26
                                                   2012       17.49      18.97       121,629.77
                                                   2013       18.97      25.92       278,935.36
                                                   2014       25.92      25.55       269,891.12
                                                   2015       25.55      25.35       252,025.01
                                                   2016       25.35      29.67       237,482.87
                                                   2017       29.67      33.88       217,406.43
Neuberger Berman Genesis Investment Division
  (Class B) (formerly MLA Mid Cap Investment
  Division (Class
 B)).............................................. 2009        8.29      13.13        65,941.05
                                                   2010       13.13      15.95       158,512.09
                                                   2011       15.95      14.93       231,703.10
                                                   2012       14.93      15.54       255,508.97
                                                   2013       15.54      16.87             0.00


                                                                           205

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
Oppenheimer Global Equity Investment Division      2009       10.31      16.87        162,782.87
  (Class B).......................................
                                                   2010       16.87      19.34        434,502.98
                                                   2011       19.34      17.51        625,364.43
                                                   2012       17.51      20.97        623,717.96
                                                   2013       20.97      26.36        775,718.47
                                                   2014       26.36      26.61        778,536.61
                                                   2015       26.61      27.34        782,548.26
                                                   2016       27.34      27.09        725,802.78
                                                   2017       27.09      36.63        619,431.35
Oppenheimer Global Equity Investment Division
  (Class B) (formerly Met/Templeton Growth
  Investment
 Division (Class B)).............................. 2009        5.60       8.62         98,978.76
                                                   2010        8.62       9.18        321,618.66
                                                   2011        9.18       8.45        455,855.42
                                                   2012        8.45      10.20        446,269.99
                                                   2013       10.20      10.86              0.00
PanAgora Global Diversified Risk Investment        2014        0.99       1.03      1,688,971.05
  Division (Class B) (4/28/2014)..................
                                                   2015        1.03       0.96      7,588,278.65
                                                   2016        0.96       1.06     26,264,415.02
                                                   2017        1.06       1.18     27,417,970.92
PIMCO Inflation Protected Bond Investment          2009       11.67      13.18      1,077,173.91
  Division (Class B)..............................
                                                   2010       13.18      14.04      3,467,390.63
                                                   2011       14.04      15.42      5,116,845.00
                                                   2012       15.42      16.64      5,782,119.58
                                                   2013       16.64      14.92      5,940,458.22
                                                   2014       14.92      15.18      5,632,303.83
                                                   2015       15.18      14.54      5,429,758.47
                                                   2016       14.54      15.09      5,169,244.14
                                                   2017       15.09      15.43      5,292,611.85
PIMCO Total Return Investment Division (Class B).. 2009       13.35      15.70      1,689,173.14
  .
                                                   2010       15.70      16.79      5,532,667.62
                                                   2011       16.79      17.12      7,692,459.93
                                                   2012       17.12      18.49      8,349,388.74
                                                   2013       18.49      17.93      9,048,919.03
                                                   2014       17.93      18.47      8,686,332.32
                                                   2015       18.47      18.26      8,356,511.39
                                                   2016       18.26      18.52      7,892,937.04
                                                   2017       18.52      19.14      7,937,625.94
Pyramis(R) Government Income Investment Division   2011        9.99      10.77      5,763,075.94
  (Class B) (5/2/2011)............................
                                                   2012       10.77      10.98     16,077,172.81
                                                   2013       10.98      10.36     14,522,524.64
                                                   2014       10.36      11.02     13,597,014.88
                                                   2015       11.02      10.94     12,812,957.90
                                                   2016       10.94      10.96     12,885,696.89
                                                   2017       10.96      11.11     11,596,369.77
Schroders Global Multi-Asset Investment Division   2012        1.01       1.06     39,320,823.75
  (Class B) (4/30/2012)...........................
                                                   2013        1.06       1.16    107,055,296.88
                                                   2014        1.16       1.24    122,473,708.86
                                                   2015        1.24       1.21    144,352,438.02
                                                   2016        1.21       1.26    146,629,401.75
                                                   2017        1.26       1.43    136,953,019.87
Schroders Global Multi-Asset Investment Division
  II (Class B) (formerly Pyramis(R) Managed Risk
  Investment
 Division (Class B)) (4/29/2013).................. 2013       10.21      10.77      1,848,482.75
                                                   2014       10.77      11.56      3,534,460.25
                                                   2015       11.56      11.29      8,241,260.95
                                                   2016       11.29      11.67      9,401,901.97
                                                   2017       11.67      13.44      9,415,221.25


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
SSGA Growth and Income ETF Investment Division     2009       7.53      10.66      3,550,359.77
  (Class B).......................................
                                                   2010      10.66      11.83     13,006,821.13
                                                   2011      11.83      11.82     18,884,110.88
                                                   2012      11.82      13.19     18,948,745.89
                                                   2013      13.19      14.72     17,907,381.01
                                                   2014      14.72      15.40     16,897,591.45
                                                   2015      15.40      14.93     16,406,339.99
                                                   2016      14.93      15.61     15,334,405.30
                                                   2017      15.61      17.88     13,842,210.02
SSGA Growth ETF Investment Division (Class B)..... 2009       6.65      10.11      1,077,778.30
                                                   2010      10.11      11.40      1,316,852.37
                                                   2011      11.40      11.03      1,547,797.47
                                                   2012      11.03      12.55      1,500,332.65
                                                   2013      12.55      14.65      1,628,466.91
                                                   2014      14.65      15.26      1,684,313.72
                                                   2015      15.26      14.74      1,584,576.85
                                                   2016      14.74      15.57      1,435,996.68
                                                   2017      15.57      18.42      1,373,052.59
T. Rowe Price Large Cap Growth Investment          2013       7.36       9.31      1,598,409.38
  Division (Class B)..............................
                                                   2014       9.31      10.02      1,846,275.32
                                                   2015      10.02      10.95      2,248,139.77
                                                   2016      10.95      10.99      2,599,735.10
                                                   2017      10.99      14.50      2,499,564.01
T. Rowe Price Large Cap Growth Investment
  Division (Class B) (formerly RCM Technology
  Investment Division
 (Class B))....................................... 2009       3.23       5.62        426,038.90
                                                   2010       5.62       7.09        879,983.29
                                                   2011       7.09       6.31      1,387,810.10
                                                   2012       6.31       7.00      1,467,986.52
                                                   2013       7.00       7.33              0.00
T. Rowe Price Mid Cap Growth Investment Division   2009       5.27       8.51        735,993.67
  (Class B).......................................
                                                   2010       8.51      10.74      1,918,323.85
                                                   2011      10.74      10.44      2,813,703.76
                                                   2012      10.44      11.73      2,946,419.54
                                                   2013      11.73      15.85      2,835,378.70
                                                   2014      15.85      17.67      2,767,850.82
                                                   2015      17.67      18.63      2,767,778.96
                                                   2016      18.63      19.56      2,642,415.26
                                                   2017      19.56      24.13      2,392,874.41
T. Rowe Price Small Cap Growth Investment          2009       8.93      14.10        105,058.84
  Division (Class B)..............................
                                                   2010      14.10      18.77        449,727.80
                                                   2011      18.77      18.82        691,790.85
                                                   2012      18.82      21.56        720,744.61
                                                   2013      21.56      30.74        728,242.55
                                                   2014      30.74      32.40        768,049.45
                                                   2015      32.40      32.82        839,609.94
                                                   2016      32.82      36.17        785,031.83
                                                   2017      36.17      43.82        739,691.33


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
VanEck Global Natural Resources Investment
  Division (Class B) (formerly Van Eck Global
  Natural Resources
 Investment Division (Class B)) (5/1/2009)........ 2009       11.06      14.83      118,536.18
                                                   2010       14.83      18.91      430,881.43
                                                   2011       18.91      15.58      790,901.19
                                                   2012       15.58      15.80      920,281.74
                                                   2013       15.80      17.29      873,198.13
                                                   2014       17.29      13.88      948,752.88
                                                   2015       13.88       9.22    1,265,184.94
                                                   2016        9.22      13.11    1,034,974.81
                                                   2017       13.11      12.86    1,141,185.75
Victory Sycamore Mid Cap Value Investment
  Division (Class B) (formerly Invesco Mid Cap
  Value Investment
 Division (Class B)).............................. 2009       11.57      20.68      194,302.75
                                                   2010       20.68      25.77      614,589.69
                                                   2011       25.77      23.78      877,025.26
                                                   2012       23.78      26.32            0.00
Victory Sycamore Mid Cap Value Investment
  Division (Class B) (formerly Invesco Mid Cap
  Value Investment
 Division (Class B)).............................. 2012       26.19      26.97      842,850.89
                                                   2013       26.97      34.74      723,476.85
                                                   2014       34.74      37.65      664,775.80
                                                   2015       37.65      33.88      657,559.90
                                                   2016       33.88      38.69      590,646.94
                                                   2017       38.69      41.87      558,023.54
Western Asset Management Strategic Bond            2016       31.64      32.88      620,798.29
  Opportunities Investment Division (Class B).....
                                                   2017       32.88      35.08      629,001.16
Western Asset Management Strategic Bond
  Opportunities Investment Division (Class B)
  (formerly Lord Abbett
 Bond Debenture Investment Division (Class B)).... 2009       16.46      21.54      165,094.63
                                                   2010       21.54      24.06      406,429.33
                                                   2011       24.06      24.85      577,074.62
                                                   2012       24.85      27.74      668,481.29
                                                   2013       27.74      29.61      705,889.42
                                                   2014       29.61      30.69      725,188.26
                                                   2015       30.69      29.68      744,106.93
                                                   2016       29.68      30.60            0.00
Western Asset Management Strategic Bond            2016       32.29      33.58      471,832.03
  Opportunities Investment Division (Class E).....
                                                   2017       33.58      35.84      427,938.19
Western Asset Management Strategic Bond
  Opportunities Investment Division (Class E)
  (formerly Pioneer
 Strategic Income Investment Division (Class E)).. 2009       18.27      23.51       62,902.86
   .
                                                   2010       23.51      26.04      328,356.40
                                                   2011       26.04      26.63      465,357.53
                                                   2012       26.63      29.34      478,766.79
                                                   2013       29.34      29.42      487,714.18
                                                   2014       29.42      30.37      540,582.29
                                                   2015       30.37      29.59      574,891.53
                                                   2016       29.59      30.35            0.00
Western Asset Management U.S. Government           2009       16.80      17.35      209,190.30
  Investment Division (Class B)...................
                                                   2010       17.35      18.09      631,888.84
                                                   2011       18.09      18.82      849,935.44
                                                   2012       18.82      19.18      913,862.74
                                                   2013       19.18      18.78      922,654.79
                                                   2014       18.78      19.04      899,243.06
                                                   2015       19.04      18.88      848,943.50
                                                   2016       18.88      18.86      825,698.69
                                                   2017       18.86      18.96      814,919.03





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
                                                              At 1.40 Separate Account Charge:
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
-------------------------------------------------- ------ -------------- -------------- ------------------
American Funds Global Small Capitalization         2009         14.63          25.75         276,113.24
  Investment Division (Class 2)...................
                                                   2010         25.75          31.09         692,151.36
                                                   2011         31.09          24.79         975,850.58
                                                   2012         24.79          28.89         975,463.20
                                                   2013         28.89          36.54         895,201.06
                                                   2014         36.54          36.80         894,156.80
                                                   2015         36.80          36.38         856,385.45
                                                   2016         36.38          36.63         806,147.05
                                                   2017         36.63          45.48         702,569.80
American Funds Growth-Income Investment Division   2009         63.17          95.20          86,787.00
  (Class 2).......................................
                                                   2010         95.20         104.60         243,378.15
                                                   2011        104.60         101.26         338,798.10
                                                   2012        101.26         117.30         327,601.24
                                                   2013        117.30         154.43         310,504.27
                                                   2014        154.43         168.47         296,454.80
                                                   2015        168.47         168.55         284,565.49
                                                   2016        168.55         185.36         263,369.91
                                                   2017        185.36         223.70         236,308.39






2.25 Separate Account Charge......................
                                                          BEGINNING OF
                                                          YEAR             END OF YEAR      NUMBER OF
                                                          ACCUMULATIO  N   ACCUMULATIO  N   ACCUMULATION
INVESTMENT DIVISION...............................  YEAR  UNIT VALUE       UNIT VALUE       UNITS END OF YEAR
AB Global Dynamic Allocation Investment Division    2011   9.99             9.68            0.00
  (Class B) (5/2/2011)............................
                                                    2012   9.68            10.41            0.00
                                                    2013  10.41            11.32            0.00
                                                    2014  11.32            11.88            0.00
                                                    2015  11.88            11.68            0.00
                                                    2016  11.68            11.83            0.00
                                                    2017  11.83            13.15            0.00
Allianz Global Investors Dynamic Multi-Asset Plus   2014   0.99             1.03            0.00
  investment Division (Class B) (4/28/2014).......
                                                    2015   1.03             1.00            0.00
                                                    2016   1.00             0.99            0.00
                                                    2017   0.99             1.12            0.00
American Funds(R) Balanced Allocation Investment    2009   6.29             8.81            0.00
  Division (Class C)..............................
                                                    2010   8.81             9.66            0.00
                                                    2011   9.66             9.25            0.00
                                                    2012   9.25            10.26            0.00
                                                    2013  10.26            11.89            0.00
                                                    2014  11.89            12.33            0.00
                                                    2015  12.33            11.97            0.00
                                                    2016  11.97            12.62            0.00
                                                    2017  12.62            14.42            0.00
American Funds(R) Growth Allocation Investment      2009   5.55             8.28            0.00
  Division (Class C)..............................
                                                    2010   8.28             9.19            0.00
                                                    2011   9.19             8.56            0.00
                                                    2012   8.56             9.72            0.00
                                                    2013   9.72            11.89            0.00
                                                    2014  11.89            12.37            0.00
                                                    2015  12.37            12.00            0.00
                                                    2016  12.00            12.79            0.00
                                                    2017  12.79            15.18            0.00


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
American Funds(R) Growth Investment Division       2009       4.99      7.77      506.95
  (Class C).......................................
                                                   2010       7.77      8.99    3,208.07
                                                   2011       8.99      8.39    3,255.23
                                                   2012       8.39      9.63    1,131.86
                                                   2013       9.63     12.22    1,822.96
                                                   2014      12.22     12.92    1,795.00
                                                   2015      12.92     13.46    5,578.77
                                                   2016      13.46     14.36    2,280.29
                                                   2017      14.36     17.96    2,102.84
American Funds(R) Moderate Allocation Investment   2009       7.08      9.21        0.00
  Division (Class C)..............................
                                                   2010       9.21      9.90        0.00
                                                   2011       9.90      9.70        0.00
                                                   2012       9.70     10.51        0.00
                                                   2013      10.51     11.67        0.00
                                                   2014      11.67     12.10        0.00
                                                   2015      12.10     11.75        0.00
                                                   2016      11.75     12.29        0.00
                                                   2017      12.29     13.58        0.00
AQR Global Risk Balanced Investment Division       2011      10.34     10.54        0.00
  (Class B) (5/2/2011)............................
                                                   2012      10.54     11.39        0.00
                                                   2013      11.39     10.76        0.00
                                                   2014      10.76     10.94        0.00
                                                   2015      10.94      9.67        0.00
                                                   2016       9.67     10.30        0.00
                                                   2017      10.30     11.06        0.00
Baillie Gifford International Stock Investment     2009       7.48     10.98        0.00
  Division (Class B)..............................
                                                   2010      10.98     11.47        0.00
                                                   2011      11.47      8.95        0.00
                                                   2012       8.95     10.45        0.00
                                                   2013      10.45     11.77        0.00
                                                   2014      11.77     11.12        0.00
                                                   2015      11.12     10.63        0.00
                                                   2016      10.63     10.92        0.00
                                                   2017      10.92     14.41        0.00
BlackRock Bond Income Investment Division (Class   2009      36.65     39.65        0.00
  B)..............................................
                                                   2010      39.65     41.90      376.72
                                                   2011      41.90     43.55      375.80
                                                   2012      43.55     45.68      375.80
                                                   2013      45.68     44.21      375.80
                                                   2014      44.21     46.17      375.80
                                                   2015      46.17     45.30      972.35
                                                   2016      45.30     45.56      330.37
                                                   2017      45.56     46.26       67.24
BlackRock Capital Appreciation Investment          2009      15.92     23.64       91.91
  Division (Class B)..............................
                                                   2010      23.64     27.61      966.83
                                                   2011      27.61     24.52    1,023.33
                                                   2012      24.52     27.35      314.00
                                                   2013      27.35     35.81      566.76
                                                   2014      35.81     38.04      470.14
                                                   2015      38.04     39.43      446.50
                                                   2016      39.43     38.49      458.16
                                                   2017      38.49     50.28      435.86


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
BlackRock Global Tactical Strategies Investment    2011       9.99      9.51         0.00
  Division (Class B) (5/2/2011)...................
                                                   2012       9.51     10.15         0.00
                                                   2013      10.15     10.94         0.00
                                                   2014      10.94     11.33         0.00
                                                   2015      11.33     11.07         0.00
                                                   2016      11.07     11.30         0.00
                                                   2017      11.30     12.52         0.00
BlackRock Ultra-Short Term Bond Investment
  Division (Class B) (formerly BlackRock Money
  Market Investment
 Division (Class B)).............................. 2009      19.22     18.87     1,110.09
                                                   2010      18.87     18.45     1,198.15
                                                   2011      18.45     18.04     1,202.87
                                                   2012      18.04     17.64     1,246.30
                                                   2013      17.64     17.24     1,408.72
                                                   2014      17.24     16.86         0.00
                                                   2015      16.86     16.48         0.00
                                                   2016      16.48     16.13         0.00
                                                   2017      16.13     15.88         0.00
Brighthouse Asset Allocation 100 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 100 Investment
 Division (Class B) and before that MetLife        2009       6.15      9.47         0.00
   Aggressive Allocation Investment Division (Class
   B))............................................
                                                   2010       9.47     10.71         0.00
                                                   2011      10.71     11.59         0.00
Brighthouse Asset Allocation 100 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 100 Investment
 Division (Class B)).............................. 2011      11.55      9.84         0.00
                                                   2012       9.84     11.23         0.00
                                                   2013      11.23     14.22         0.00
                                                   2014      14.22     14.61         0.00
                                                   2015      14.61     14.00         0.00
                                                   2016      14.00     14.91         0.00
                                                   2017      14.91     17.93         0.00
Brighthouse Asset Allocation 20 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 20 Investment
 Division (Class B)).............................. 2009       8.90     10.89    29,668.04
                                                   2010      10.89     11.72    31,683.25
                                                   2011      11.72     11.83    31,442.37
                                                   2012      11.83     12.63    31,212.47
                                                   2013      12.63     12.88    30,976.54
                                                   2014      12.88     13.16    30,736.32
                                                   2015      13.16     12.79    29,476.87
                                                   2016      12.79     13.07    27,301.54
                                                   2017      13.07     13.67    25,198.80
Brighthouse Asset Allocation 40 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 40 Investment
 Division (Class B)).............................. 2009       8.14     10.62    29,679.51
                                                   2010      10.62     11.58    31,695.39
                                                   2011      11.58     11.45    30,050.29
                                                   2012      11.45     12.47    28,451.10
                                                   2013      12.47     13.53    24,829.89
                                                   2014      13.53     13.88    24,607.65
                                                   2015      13.88     13.42    24,376.38
                                                   2016      13.42     13.92    23,195.27
                                                   2017      13.92     15.07    22,086.55


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
Brighthouse Asset Allocation 60 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 60 Investment
 Division (Class B)).............................. 2009       7.40      10.29          0.00
                                                   2010      10.29      11.38          0.00
                                                   2011      11.38      10.98          0.00
                                                   2012      10.98      12.15          0.00
                                                   2013      12.15      14.02          0.00
                                                   2014      14.02      14.40          0.00
                                                   2015      14.40      13.90          0.00
                                                   2016      13.90      14.56          0.00
                                                   2017      14.56      16.33          0.00
Brighthouse Asset Allocation 80 Investment
  Division (Class A) (formerly MetLife Asset
  Allocation 80 Investment
 Division (Class A) and before that MetLife        2013      11.14      12.62          0.00
   Growth Strategy Investment Division (Class B))
   (4/29/2013)....................................
                                                   2014      12.62      12.54          0.00
Brighthouse Asset Allocation 80 Investment
  Division (Class B) (formerly MetLife Asset
  Allocation 80 Investment
 Division (Class B)).............................. 2009       6.74       9.90     56,085.00
                                                   2010       9.90      11.11     55,628.81
                                                   2011      11.11      10.45     55,116.54
                                                   2012      10.45      11.79     54,539.66
                                                   2013      11.79      14.33     52,136.76
                                                   2014      14.33      14.74     49,493.74
                                                   2015      14.74      14.17     46,925.95
                                                   2016      14.17      14.98     44,250.07
                                                   2017      14.98      17.46     41,868.80
Brighthouse Asset Allocation 80 Investment
  Division (formerly MetLife Asset Allocation 80
  Investment Division and
 before that MetLife Growth Strategy Investment
   Division (Class B) and before that Met/Franklin
   Templeton
 Founding Strategy Investment Division (Class B)). 2009       6.12       8.78          0.00
   .
                                                   2010       8.78       9.45          0.00
                                                   2011       9.45       9.08          0.00
                                                   2012       9.08      10.31          0.00
                                                   2013      10.31      11.07          0.00
Brighthouse Balanced Plus Investment Division
  (Class B) (formerly MetLife Balanced Plus
  Investment Division
 (Class B)) (5/2/2011)............................ 2011       9.99       9.32          0.00
                                                   2012       9.32      10.31          0.00
                                                   2013      10.31      11.53          0.00
                                                   2014      11.53      12.36          0.00
                                                   2015      12.36      11.59          0.00
                                                   2016      11.59      12.28          0.00
                                                   2017      12.28      14.21          0.00
Brighthouse/Aberdeen Emerging Markets Equity
  Investment Division (Class B) (formerly
  Met/Aberdeen Emerging
 Markets Equity Investment Division (Class B)).... 2009       5.32       9.99          0.00
                                                   2010       9.99      12.08      2,034.53
                                                   2011      12.08       9.60      2,295.85
                                                   2012       9.60      11.16        584.33
                                                   2013      11.16      10.37      1,525.07
                                                   2014      10.37       9.48      1,734.07
                                                   2015       9.48       7.98      4,905.05
                                                   2016       7.98       8.70      1,912.29
                                                   2017       8.70      10.92      2,014.85

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
Brighthouse/Artisan Mid Cap Value Investment
  Division (Class B) (formerly Met/Artisan Mid Cap
  Value Investment
 Division (Class B)).............................. 2009       14.07      23.00        85.77
                                                   2010       23.00      25.81        86.76
                                                   2011       25.81      26.87         0.00
                                                   2012       26.87      29.31         0.00
                                                   2013       29.31      39.13         0.00
                                                   2014       39.13      38.90       292.49
                                                   2015       38.90      34.35       292.49
                                                   2016       34.35      41.20       292.49
                                                   2017       41.20      45.34       292.49
Brighthouse/Dimensional International Small
  Company Investment Division (Class B) (formerly
  Met/Dimensional
 International Small Company Investment Division   2009        8.30      14.12         0.00
   (Class B)).....................................
                                                   2010       14.12      16.92         0.00
                                                   2011       16.92      13.86         0.00
                                                   2012       13.86      15.97         0.00
                                                   2013       15.97      19.93         0.00
                                                   2014       19.93      18.18         0.00
                                                   2015       18.18      18.80         0.00
                                                   2016       18.80      19.45         0.00
                                                   2017       19.45      24.82         0.00
Brighthouse/Eaton Vance Floating Rate Investment
  Division (Class B) (formerly Met/Eaton Vance
  Floating Rate
 Investment Division (Class B))................... 2010        9.99      10.16         0.00
                                                   2011       10.16      10.13         0.00
                                                   2012       10.13      10.63         0.00
                                                   2013       10.63      10.80         0.00
                                                   2014       10.80      10.63         0.00
                                                   2015       10.63      10.31         0.00
                                                   2016       10.31      11.01         0.00
                                                   2017       11.01      11.17         0.00
Brighthouse/Franklin Low Duration Total Return
  Investment Division (Class B) (formerly
  Met/Franklin Low
 Duration Total Return Investment Division (Class  2011        9.98       9.71         0.00
   B)) (5/2/2011).................................
                                                   2012        9.71       9.91         0.00
                                                   2013        9.91       9.80         0.00
                                                   2014        9.80       9.68         0.00
                                                   2015        9.68       9.41         0.00
                                                   2016        9.41       9.49         0.00
                                                   2017        9.49       9.40         0.00
Brighthouse/Templeton International Bond
  Investment Division (Class B) (formerly
  Met/Templeton International
 Bond Investment Division (Class B)) (5/1/2009)... 2009        9.99      10.83         0.00
   .
                                                   2010       10.83      12.02         0.00
                                                   2011       12.02      11.72         0.00
                                                   2012       11.72      13.09         0.00
                                                   2013       13.09      12.93         0.00
                                                   2014       12.93      12.79         0.00
                                                   2015       12.79      11.99         0.00
                                                   2016       11.99      11.82         0.00
                                                   2017       11.82      11.58         0.00
Brighthouse/Wellington Core Equity Opportunities
  Investment Division (Class B) (formerly
  Met/Wellington Core
 Equity Opportunities Investment Division (Class   2009       16.32      26.32       151.55
   B))............................................
                                                   2010       26.32      28.75       155.82
                                                   2011       28.75      26.91       155.18
                                                   2012       26.91      29.63       154.93
                                                   2013       29.63      38.64       135.91
                                                   2014       38.64      41.69     1,682.05
                                                   2015       41.69      41.64     2,251.76
                                                   2016       41.64      43.58       232.29
                                                   2017       43.58      50.63       122.46

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
Brighthouse/Wellington Large Cap Research
  Investment Division (Class B) (formerly
  Met/Wellington Large Cap
 Research Investment Division (Class B)).......... 2009       33.18      45.67         0.00
                                                   2010       45.67      50.22         0.00
                                                   2011       50.22      49.23         0.00
                                                   2012       49.23      54.58         0.00
                                                   2013       54.58      71.67         0.00
                                                   2014       71.67      79.54         0.00
                                                   2015       79.54      81.26         0.00
                                                   2016       81.26      86.03         0.00
                                                   2017       86.03     102.58         0.00
Clarion Global Real Estate Investment Division     2009        6.43      11.86       414.83
  (Class B).......................................
                                                   2010       11.86      13.47       416.39
                                                   2011       13.47      12.43       105.67
                                                   2012       12.43      15.32        96.57
                                                   2013       15.32      15.51       103.13
                                                   2014       15.51      17.18        98.62
                                                   2015       17.18      16.56     1,912.82
                                                   2016       16.56      16.33     1,225.74
                                                   2017       16.33      17.68       474.11
ClearBridge Aggressive Growth Investment Division  2009        3.99       5.73         0.00
  (Class B).......................................
                                                   2010        5.73       6.94     3,514.48
                                                   2011        6.94       7.01     3,341.55
                                                   2012        7.01       8.12       771.01
                                                   2013        8.12      11.56     1,476.00
                                                   2014       11.56      13.44     7,082.56
                                                   2015       13.44      12.61     8,115.93
                                                   2016       12.61      12.66     2,768.66
                                                   2017       12.66      14.66     2,421.59
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly ClearBridge Aggressive Growth
  II
 Investment Division (Class B))................... 2009       74.57     113.80        23.79
                                                   2010      113.80     121.72        18.69
                                                   2011      121.72     110.04        18.86
                                                   2012      110.04     131.80        17.27
                                                   2013      131.80     165.97        15.79
                                                   2014      165.97     172.36         0.00
ClearBridge Aggressive Growth Investment Division
  (Class B) (formerly Legg Mason ClearBridge
  Aggressive
 Growth Investment Division (Class B) and before
   that Legg Mason Value Equity Investment Division
   (Class B)
 and before that MFS(R) Investors Trust            2009        3.10       5.17         0.00
   Investment Division (Class B)) (Class B).......
                                                   2010        5.17       5.42         0.00
                                                   2011        5.42       5.75         0.00
Frontier Mid Cap Growth Investment Division        2009       20.31      32.93        65.68
  (Class B).......................................
                                                   2010       32.93      37.02        63.98
                                                   2011       37.02      35.03        59.80
                                                   2012       35.03      37.90        59.81
                                                   2013       37.90      49.08        52.90
                                                   2014       49.08      53.21       607.03
                                                   2015       53.21      53.38     1,687.71
                                                   2016       53.38      54.89        83.45
                                                   2017       54.89      67.05         0.00

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
Harris Oakmark International Investment Division   2009       8.47      16.20        34.00
  (Class B).......................................
                                                   2010      16.20      18.44         2.16
                                                   2011      18.44      15.46         0.00
                                                   2012      15.46      19.53         0.00
                                                   2013      19.53      24.92         0.00
                                                   2014      24.92      22.96       452.66
                                                   2015      22.96      21.43     1,562.05
                                                   2016      21.43      22.67     1,007.93
                                                   2017      22.67      28.91       452.66
Invesco Balanced-Risk Allocation Investment        2012       1.01       1.04         0.00
  Division (Class B) (4/30/2012)..................
                                                   2013       1.04       1.03         0.00
                                                   2014       1.03       1.07         0.00
                                                   2015       1.07       1.00         0.00
                                                   2016       1.00       1.09         0.00
                                                   2017       1.09       1.17         0.00
Invesco Small Cap Growth Investment Division       2009       7.84      11.91       182.42
  (Class B).......................................
                                                   2010      11.91      14.70       163.69
                                                   2011      14.70      14.22       149.24
                                                   2012      14.22      16.43       139.70
                                                   2013      16.43      22.52       117.01
                                                   2014      22.52      23.77         0.00
                                                   2015      23.77      22.84       101.67
                                                   2016      22.84      24.89         0.00
                                                   2017      24.89      30.50         0.00
Jennison Growth Investment Division (Class B)..... 2009       2.95       4.30         0.00
                                                   2010       4.30       4.68         0.00
                                                   2011       4.68       4.59         0.00
                                                   2012       4.59       5.18         0.00
                                                   2013       5.18       6.93         0.00
                                                   2014       6.93       7.37     1,621.04
                                                   2015       7.37       7.96     1,621.04
                                                   2016       7.96       7.78     1,621.04
                                                   2017       7.78      10.42     1,621.04
Jennison Growth Investment Division (Class B)
  (formerly Oppenheimer Capital Appreciation
  Investment Division
 (Class B))....................................... 2009       4.63       7.22         0.00
                                                   2010       7.22       7.73         5.07
                                                   2011       7.73       7.45         0.00
                                                   2012       7.45       8.36         0.00
JPMorgan Core Bond Investment Division (Class B)   2013      10.76      10.18     1,555.36
  (4/29/2013).....................................
                                                   2014      10.18      10.46     1,555.36
                                                   2015      10.46      10.27     1,555.36
                                                   2016      10.27      10.27         0.00
                                                   2017      10.27      10.37         0.00
JPMorgan Core Bond Investment Division (Class B)
  (formerly American Funds(R) Bond Investment
  Division (Class
 C)).............................................. 2009       8.81       9.75         0.00
                                                   2010       9.75      10.12     1,561.09
                                                   2011      10.12      10.47     1,555.36
                                                   2012      10.47      10.73     1,555.36
                                                   2013      10.73      10.71         0.00
JPMorgan Global Active Allocation Investment       2012       1.01       1.04         0.00
  Division (Class B) (4/30/2012)..................
                                                   2013       1.04       1.13         0.00
                                                   2014       1.13       1.18         0.00
                                                   2015       1.18       1.16         0.00
                                                   2016       1.16       1.17         0.00
                                                   2017       1.17       1.34         0.00

---------------------------



JPMorgan Small Cap Value Investment Division       2009       7.54      12.01         0.00
  (Class B).......................................
                                                   2010      12.01      14.00         0.00
                                                   2011      14.00      12.27         0.00
                                                   2012      12.27      13.84         0.00
                                                   2013      13.84      17.99         0.00
                                                   2014      17.99      18.36         0.00
                                                   2015      18.36      16.61         0.00
                                                   2016      16.61      21.20         0.00
                                                   2017      21.20      21.42         0.00
Loomis Sayles Global Markets Investment Division   2009       7.06      10.50         0.00
  (Class B).......................................
                                                   2010      10.50      12.53     1,951.21
                                                   2011      12.53      12.07     1,911.30
                                                   2012      12.07      13.80       458.06
                                                   2013      13.80      15.80     1,357.57
                                                   2014      15.80      15.99     1,384.37
                                                   2015      15.99      15.82     1,395.23
                                                   2016      15.82      16.21     1,094.42
                                                   2017      16.21      19.49     1,120.73
Loomis Sayles Global Markets Investment Division
  (Class B) (formerly Met/Franklin Income
  Investment Division
 (Class B))....................................... 2009       7.44       9.92       440.46
                                                   2010       9.92      10.84       417.59
                                                   2011      10.84      10.83       404.53
                                                   2012      10.83      11.91       372.53
                                                   2013      11.91      12.40         0.00
Loomis Sayles Small Cap Core Investment Division   2009      16.48      24.93        88.63
  (Class B).......................................
                                                   2010      24.93      31.01       861.08
                                                   2011      31.01      30.42       867.57
                                                   2012      30.42      33.99       254.15
                                                   2013      33.99      46.75       420.37
                                                   2014      46.75      47.31       650.54
                                                   2015      47.31      45.45     2,418.34
                                                   2016      45.45      52.88       592.36
                                                   2017      52.88      59.44       475.43
MetLife Aggregate Bond Index Investment Division
  (Class B) (formerly Barclays Aggregate Bond Index
  Investment
 Division (Class B)).............................. 2009      13.07      13.54     3,900.34
                                                   2010      13.54      14.00     5,660.58
                                                   2011      14.00      14.68     5,706.46
                                                   2012      14.68      14.88     8,371.45
                                                   2013      14.88      14.18     8,737.15
                                                   2014      14.18      14.62     8,699.36
                                                   2015      14.62      14.31     8,434.17
                                                   2016      14.31      14.29     8,120.83
                                                   2017      14.29      14.39    10,441.93
MetLife Mid Cap Stock Index Investment Division    2009       8.03      12.92       566.32
  (Class B).......................................
                                                   2010      12.92      15.91       570.30
                                                   2011      15.91      15.22       337.07
                                                   2012      15.22      17.46     1,891.46
                                                   2013      17.46      22.67     1,658.65
                                                   2014      22.67      24.21     1,601.11
                                                   2015      24.21      23.06     1,611.66
                                                   2016      23.06      27.08     1,449.39
                                                   2017      27.08      30.62     1,972.55

                                                    ---------------------------



MetLife MSCI EAFE(R) Index Investment Division
  (Class B) (formerly MSCI EAFE(R) Index Investment
  Division (Class
 B)).............................................. 2009       6.89      10.95      1,488.00
                                                   2010      10.95      11.55      1,739.99
                                                   2011      11.55       9.86      1,234.26
                                                   2012       9.86      11.38      5,469.63
                                                   2013      11.38      13.52      5,220.91
                                                   2014      13.52      12.39      5,510.45
                                                   2015      12.39      11.96      5,581.91
                                                   2016      11.96      11.81      5,987.67
                                                   2017      11.81      14.40      7,541.47
MetLife Multi-Index Targeted Risk Investment       2013       1.07       1.11          0.00
  Division (Class B) (4/29/2013)..................
                                                   2014       1.11       1.19          0.00
                                                   2015       1.19       1.15          0.00
                                                   2016       1.15       1.17          0.00
                                                   2017       1.17       1.32          0.00
MetLife Russell 2000(R) Index Investment Division
  (Class B) (formerly Russell 2000(R) Index
  Investment Division
 (Class B))....................................... 2009       8.45      13.14          0.00
                                                   2010      13.14      16.26          2.20
                                                   2011      16.26      15.22          0.00
                                                   2012      15.22      17.26        945.92
                                                   2013      17.26      23.33        824.82
                                                   2014      23.33      23.90      4,080.57
                                                   2015      23.90      22.32      5,262.44
                                                   2016      22.32      26.40      1,453.45
                                                   2017      26.40      29.53      1,576.47
MetLife Stock Index Investment Division (Class B). 2009      19.34      28.89      2,223.53
  .
                                                   2010      28.89      32.35      2,495.31
                                                   2011      32.35      32.14      1,444.15
                                                   2012      32.14      36.28      3,125.96
                                                   2013      36.28      46.71      2,573.89
                                                   2014      46.71      51.66      2,591.05
                                                   2015      51.66      50.97      2,954.28
                                                   2016      50.97      55.51      2,155.52
                                                   2017      55.51      65.80      2,731.03
MFS Value Investment Division II (Class B)         2009       7.15       9.62          0.00
  (formerly BlackRock Large Cap Value Investment
  Division (Class B)).............................
                                                   2010       9.62      10.25          2.91
                                                   2011      10.25      10.23          0.00
                                                   2012      10.23      11.40          0.00
                                                   2013      11.40      14.68          0.00
                                                   2014      14.68      15.75        769.87
                                                   2015      15.75      14.44        769.87
                                                   2016      14.44      16.68        769.87
                                                   2017      16.68      17.51        769.87
MFS(R) Research International Investment Division  2009       7.55      12.24          0.00
  (Class B).......................................
                                                   2010      12.24      13.33          0.00
                                                   2011      13.33      11.64          0.00
                                                   2012      11.64      13.28          0.00
                                                   2013      13.28      15.49          0.00
                                                   2014      15.49      14.09          0.00
                                                   2015      14.09      13.53          0.00
                                                   2016      13.53      13.12          0.00
                                                   2017      13.12      16.44          0.00

---------------------------



MFS(R) Total Return Investment Division (Class B). 2009       26.04      33.84         0.00
  .
                                                   2010       33.84      36.33         0.00
                                                   2011       36.33      36.29         0.00
                                                   2012       36.29      39.49         0.00
                                                   2013       39.49      45.83         0.00
                                                   2014       45.83      48.56         0.00
                                                   2015       48.56      47.29         0.00
                                                   2016       47.29      50.37         0.00
                                                   2017       50.37      55.24         0.00
MFS(R) Value Investment Division (Class B)........ 2009        6.83       9.87         0.00
                                                   2010        9.87      10.73         0.00
                                                   2011       10.73      10.56         0.00
                                                   2012       10.56      12.01         0.00
                                                   2013       12.01      15.90         0.00
                                                   2014       15.90      17.18         0.00
                                                   2015       17.18      16.74         0.00
                                                   2016       16.74      18.68         0.00
                                                   2017       18.68      21.47         0.00
MFS(R) Value Investment Division (Class B)         2009        5.54       8.01         0.00
  (formerly Met/Franklin Mutual Shares Investment
  Division (Class B)).............................
                                                   2010        8.01       8.69         0.00
                                                   2011        8.69       8.45         0.00
                                                   2012        8.45       9.41         0.00
                                                   2013        9.41      10.29         0.00
Morgan Stanley Mid Cap Growth Investment Division  2010       11.50      13.29         0.00
  (Class B).......................................
                                                   2011       13.29      12.09         0.00
                                                   2012       12.09      12.92         0.00
                                                   2013       12.92      17.56         0.00
                                                   2014       17.56      17.35       719.27
                                                   2015       17.35      16.11     5,959.70
                                                   2016       16.11      14.42       682.16
                                                   2017       14.42      19.73       328.11
Morgan Stanley Mid Cap Growth Investment Division
  (Class B) (formerly FI Mid Cap Opportunities
  Investment
 Division (Class B)).............................. 2009        7.56      10.55         0.00
                                                   2010       10.55      11.39         0.00
Neuberger Berman Genesis Investment Division       2010       13.71      14.94        74.39
  (Class B).......................................
                                                   2011       14.94      15.41         0.00
                                                   2012       15.41      16.53         0.00
                                                   2013       16.53      22.34         0.00
                                                   2014       22.34      21.78         0.00
                                                   2015       21.78      21.38         0.00
                                                   2016       21.38      24.75         0.00
                                                   2017       24.75      27.95         0.00
Neuberger Berman Genesis Investment Division       2009        7.64      11.99         0.00
  (Class B) (formerly MLA Mid Cap Investment
  Division (Class B)).............................
                                                   2010       11.99      14.41         0.00
                                                   2011       14.41      13.34         0.00
                                                   2012       13.34      13.74         0.00
                                                   2013       13.74      14.85         0.00

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
Oppenheimer Global Equity Investment Division      2009       9.03      14.65         0.00
  (Class B).......................................
                                                   2010      14.65      16.60         0.00
                                                   2011      16.60      14.87         0.00
                                                   2012      14.87      17.62         0.00
                                                   2013      17.62      21.90         0.00
                                                   2014      21.90      21.87         0.00
                                                   2015      21.87      22.22         0.00
                                                   2016      22.22      21.78         0.00
                                                   2017      21.78      29.12         0.00
Oppenheimer Global Equity Investment Division
  (Class B) (formerly Met/Templeton Growth
  Investment Division
 (Class B))....................................... 2009       5.55       8.46         0.00
                                                   2010       8.46       8.91         0.00
                                                   2011       8.91       8.11         0.00
                                                   2012       8.11       9.69         0.00
                                                   2013       9.69      10.28         0.00
PanAgora Global Diversified Risk Investment        2014       0.99       1.02         0.00
  Division (Class B) (4/28/2014)..................
                                                   2015       1.02       0.95         0.00
                                                   2016       0.95       1.03         0.00
                                                   2017       1.03       1.13         0.00
PIMCO Inflation Protected Bond Investment          2009      10.95      12.24         0.00
  Division (Class B)..............................
                                                   2010      12.24      12.90     1,901.84
                                                   2011      12.90      14.02     1,642.70
                                                   2012      14.02      14.96       414.03
                                                   2013      14.96      13.27     1,197.63
                                                   2014      13.27      13.35     1,287.95
                                                   2015      13.35      12.65     1,396.31
                                                   2016      12.65      12.98     1,331.28
                                                   2017      12.98      13.13     1,642.08
PIMCO Total Return Investment Division (Class B).. 2009      12.22      14.24        37.84
  .
                                                   2010      14.24      15.06       525.12
                                                   2011      15.06      15.19       524.61
                                                   2012      15.19      16.23       524.61
                                                   2013      16.23      15.56       524.61
                                                   2014      15.56      15.85       524.61
                                                   2015      15.85      15.50     2,448.24
                                                   2016      15.50      15.55     1,151.56
                                                   2017      15.55      15.89       391.09
Pyramis(R) Government Income Investment Division   2011       9.99      10.69         0.00
  (Class B) (5/2/2011)............................
                                                   2012      10.69      10.78         0.00
                                                   2013      10.78      10.06         0.00
                                                   2014      10.06      10.58         0.00
                                                   2015      10.58      10.39         0.00
                                                   2016      10.39      10.29         0.00
                                                   2017      10.29      10.33         0.00
Schroders Global Multi-Asset Investment Division   2012       1.01       1.06         0.00
  (Class B) (4/30/2012)...........................
                                                   2013       1.06       1.14         0.00
                                                   2014       1.14       1.20         0.00
                                                   2015       1.20       1.16         0.00
                                                   2016       1.16       1.20         0.00
                                                   2017       1.20       1.34         0.00
Schroders Global Multi-Asset Investment Division
  II (Class B) (formerly Pyramis(R) Managed Risk
  Investment
 Division (Class B)) (4/29/2013).................. 2013      10.21      10.68         0.00
                                                   2014      10.68      11.35         0.00
                                                   2015      11.35      10.96         0.00
                                                   2016      10.96      11.20         0.00
                                                   2017      11.20      12.76         0.00

---------------------------



SSGA Growth and Income ETF Investment Division     2009       7.25      10.18         0.00
  (Class B).......................................
                                                   2010      10.18      11.17         0.00
                                                   2011      11.17      11.04         0.00
                                                   2012      11.04      12.17         0.00
                                                   2013      12.17      13.44         0.00
                                                   2014      13.44      13.91         0.00
                                                   2015      13.91      13.33         0.00
                                                   2016      13.33      13.79         0.00
                                                   2017      13.79      15.62         0.00
SSGA Growth ETF Investment Division (Class B)..... 2009       6.41       9.64         0.00
                                                   2010       9.64      10.76         0.00
                                                   2011      10.76      10.30         0.00
                                                   2012      10.30      11.58         0.00
                                                   2013      11.58      13.37         0.00
                                                   2014      13.37      13.78         0.00
                                                   2015      13.78      13.16         0.00
                                                   2016      13.16      13.76         0.00
                                                   2017      13.76      16.09         0.00
T. Rowe Price Large Cap Growth Investment          2013      15.39      19.33       890.45
  Division (Class B)..............................
                                                   2014      19.33      20.57     2,530.21
                                                   2015      20.57      22.22     2,993.05
                                                   2016      22.22      22.06     1,866.58
                                                   2017      22.06      28.80     1,563.70
T. Rowe Price Large Cap Growth Investment
  Division (Class B) (formerly RCM Technology
  Investment Division
 (Class B))....................................... 2009       2.96       5.09         0.00
                                                   2010       5.09       6.36     3,805.04
                                                   2011       6.36       5.60     3,927.45
                                                   2012       5.60       6.14     1,017.82
                                                   2013       6.14       6.40         0.00
T. Rowe Price Mid Cap Growth Investment Division   2009       4.82       7.71       410.15
  (Class B).......................................
                                                   2010       7.71       9.63     2,885.21
                                                   2011       9.63       9.26     2,865.34
                                                   2012       9.26      10.29       944.02
                                                   2013      10.29      13.75     1,525.09
                                                   2014      13.75      15.16     2,090.18
                                                   2015      15.16      15.81     1,999.74
                                                   2016      15.81      16.42     2,011.03
                                                   2017      16.42      20.03     1,975.50
T. Rowe Price Small Cap Growth Investment          2009       7.83      12.24         0.00
  Division (Class B)..............................
                                                   2010      12.24      16.11     1,506.80
                                                   2011      16.11      15.98     1,481.37
                                                   2012      15.98      18.11       347.31
                                                   2013      18.11      25.54       675.65
                                                   2014      25.54      26.63     1,117.15
                                                   2015      26.63      26.68     1,094.52
                                                   2016      26.68      29.08     1,105.06
                                                   2017      29.08      34.84     1,083.64

                                                    ---------------------------



VanEck Global Natural Resources Investment
  Division (Class B) (formerly Van Eck Global
  Natural Resources
 Investment Division (Class B)) (5/1/2009)........ 2009       11.00      14.64         0.00
                                                   2010       14.64      18.47         0.00
                                                   2011       18.47      15.04         0.00
                                                   2012       15.04      15.09         0.00
                                                   2013       15.09      16.34         0.00
                                                   2014       16.34      12.97         0.00
                                                   2015       12.97       8.52         0.00
                                                   2016        8.52      11.98         0.00
                                                   2017       11.98      11.63         0.00
Victory Sycamore Mid Cap Value Investment
  Division (Class B) (formerly Invesco Mid Cap
  Value Investment
 Division (Class B)).............................. 2009       10.33      18.29       183.84
                                                   2010       18.29      22.55       184.80
                                                   2011       22.55      20.57         0.00
                                                   2012       20.57      22.69         0.00
Victory Sycamore Mid Cap Value Investment
  Division (Class B) (formerly Invesco Mid Cap
  Value Investment
 Division (Class B)).............................. 2012       22.58      23.08         0.00
                                                   2013       23.08      29.40         0.00
                                                   2014       29.40      31.52         0.00
                                                   2015       31.52      28.05       192.88
                                                   2016       28.05      31.68       199.33
                                                   2017       31.68      33.91       192.05
Western Asset Management Strategic Bond            2016       24.97      25.76       534.79
  Opportunities Investment Division (Class B).....
                                                   2017       25.76      27.19        56.04
Western Asset Management Strategic Bond
  Opportunities Investment Division (Class B)
  (formerly Lord Abbett Bond
 Debenture Investment Division (Class B))......... 2009       14.30      18.53        53.24
                                                   2010       18.53      20.47        54.11
                                                   2011       20.47      20.91        50.76
                                                   2012       20.91      23.09        49.07
                                                   2013       23.09      24.38        52.68
                                                   2014       24.38      24.99        53.95
                                                   2015       24.99      23.90     1,051.72
                                                   2016       23.90      24.56         0.00
Western Asset Management Strategic Bond            2016       25.48      26.31         0.00
  Opportunities Investment Division (Class E).....
                                                   2017       26.31      27.78         0.00
Western Asset Management Strategic Bond
  Opportunities Investment Division (Class E)
  (formerly Pioneer Strategic
 Income Investment Division (Class E))............ 2009       15.54      19.81         0.00
                                                   2010       19.81      21.70         0.00
                                                   2011       21.70      21.96         0.00
                                                   2012       21.96      23.92         0.00
                                                   2013       23.92      23.72         0.00
                                                   2014       23.72      24.23         0.00
                                                   2015       24.23      23.34         0.00
                                                   2016       23.34      23.85         0.00
Western Asset Management U.S. Government           2009       14.35      14.68       327.92
  Investment Division (Class B)...................
                                                   2010       14.68      15.14       353.52
                                                   2011       15.14      15.58       339.24
                                                   2012       15.58      15.70       357.23
                                                   2013       15.70      15.21       417.87
                                                   2014       15.21      15.25       441.59
                                                   2015       15.25      14.96       453.06
                                                   2016       14.96      14.77       465.84
                                                   2017       14.77      14.69       518.79

---------------------------



                                                              At 2.50 Separate Account Charge:
                                                           BEGINNING OF
                                                               YEAR        END OF YEAR       NUMBER OF
                                                           ACCUMULATION   ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                                 YEAR    UNIT VALUE     UNIT VALUE    UNITS END OF YEAR
-------------------------------------------------- ------ -------------- -------------- ------------------
American Funds Global Small Capitalization         2009         12.92          22.52          42,773.75
  Investment Division (Class 2)...................
                                                   2010         22.52          26.87          38,481.76
                                                   2011         26.87          21.18          16,878.39
                                                   2012         21.18          24.40           6,976.44
                                                   2013         24.40          30.51           2,349.77
                                                   2014         30.51          30.37               0.00
                                                   2015         30.37          29.69               0.00
                                                   2016         29.69          29.55               0.00
                                                   2017         29.55          36.26               0.00
American Funds Growth-Income Investment Division   2009         47.36          70.67          15,064.49
  (Class 2).......................................
                                                   2010         70.67          76.76          12,576.45
                                                   2011         76.76          73.46           5,286.13
                                                   2012         73.46          84.12           1,344.56
                                                   2013         84.12         109.48             459.97
                                                   2014        109.48         118.07               0.00
                                                   2015        118.07         116.77               0.00
                                                   2016        116.77         126.95               0.00
                                                   2017        126.95         151.46               0.00



The assets of the Lord Abbett Bond Debenture Investment Division of the Met Investors Fund merged into Western Asset Management Strategic Bond Opportunities Investment Division of the Metropolitan Fund on May 2, 2016. Accumulation Unit Values prior to May 2, 2016 are those of the Lord Abbett Bond Debenture Investment Division.



The assets of the Pioneer Strategic Income Investment Division of the Met Investors Fund merged into Western Asset Management Strategic Bond Opportunities Investment Division of the Metropolitan Fund on May 2, 2016. Accumulation Unit Values prior to May 2, 2016 are those of the Pioneer Strategic Income Investment Division.



The assets of the MetLife Growth Strategy Investment Division of the Met Investors Fund merged into the MetLife Asset Allocation 80 Investment Division of the Metropolitan Fund on April 28, 2014. Accumulation Unit Values prior to April 28, 2014 are those of the MetLife Growth Strategy Investment Division.



The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.



The assets of the Met/Franklin Mutual Shares Investment Division of the Met Investors Fund were merged into MFS(R) Value Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.



The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.



The assets of the MLA Mid Cap Investment Division of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

                                                    ---------------------------

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.



The assets of the Met/Templeton Growth Investment Division of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.



The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.



C Class shares of the JPMorgan Core Bond Investment Division of the Met Investors Fund were exchanged for B Class shares of the JPMorgan Core Bond Investment Division of the Met Investors Fund on April 29, 2013.



The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.



The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.



The assets of Legg Mason Value Equity Investment Division of the Met Investors Fund were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the LeggMason Value Equity Investment Division.



The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Fund on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the LeggMason Value Equity Investment Division.



The assets of FI Midcap Opportunities Investment Division of the Metropolitan Fund were merged into the Morgan Stanley Mid Cap Growth Investment Division of the Met Investors Fund on May 3, 2010. Accumulation unit values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

---------------------------

Appendix C


Portfolio Legal and Marketing Names



Series Fund/Trust                     Legal Name of Portfolio Series     Marketing Name
 American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small Capitalization Fund
 American Funds Insurance Series(R)   Growth - Income Fund               American Funds Growth-Income Fund

                                                    ---------------------------

Appendix D


Additional Information Regarding the Portfolios



Certain Portfolios and trusts were subject to a merger or name change. The charts below identify the former name and new name of each of these Portfolios, and where applicable, the former name and the new name of the trust of which the Portfolio is a part.



Fund Mergers



The following former Portfolios were merged.





                    Former Name                                           New Name
-------------------------------------------------- -----------------------------------------------------
Brighthouse Funds Trust I                          Brighthouse Funds Trust I
Allianz Global Investors Dynamic Multi-Asset Plus  JP Morgan Global Active Allocation Portfolio Class B
  Portfolio Class B
Schroders Global Multi-Asset Portfolio II          Schroders Global Multi-Asset Portfolio Class B
  (formerly Pyramis(R) Managed Risk
Portfolio Class B)
Brighthouse Funds Trust II                         Brighthouse Funds Trust II
MFS(R) Value Portfolio II Class E (formerly        MFS(R) Value Portfolio Class E
  BlackRock Large Cap Value Portfolio
Class E)




Portfolio Name ChangesThe following Portfolios were renamed.




                   Former Name                                                      New Name
------------------------------------------------ -----------------------------------------------------------------------------
Brighthouse Funds Trust I                        Brighthouse Funds Trust I
Invesco Mid Cap Value Portfolio Class A          Victory Sycamore Mid Cap Value Portfolio Class A
Pyramis(R) Government Income Portfolio Class B   Fidelity Institutional Asset Management(R) Government Income Portfolio Class
                                                 B

---------------------------

                           Request For a Statement of

                    Additional Information/Change of Address



If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.



[ ] Preference Premier (offered between December 12, 2008 and October 7, 2011)


[ ] Brighthouse Funds Trust I


[ ] Brighthouse Funds Trust II


[ ] American Funds Insurance Series(R)


[ ] I have changed my address. My current address is:



-----------------------
    (Contract Number)       Name ----------------------------------------------
                            Address ---------------------------------------------
                             --------------------------------------------------
-----------------------
        (Signature)                                                            zip


Metropolitan Life Insurance Company


Attn: Fulfillment Unit - Preference Premier (offered between December 12, 2008 and October 7, 2011)
P.O. Box 10342
Des Moines, IA 50306-0342




226